UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

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Gen Digital Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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60 E. Rio Salado Parkway, Suite 1000
Tempe, Arizona 85281
Notice of 2025 Annual Meeting of Stockholders

Date and Time Tuesday, September 9, 2025 at 9:00 a.m. Pacific Time	Location Meeting live via the internet by visiting www.virtualshareholdermeeting.com/ GEN2025	Record Date Only stockholders of record as of the close of business on July 14, 2025 are entitled to notice of, and vote at, the Annual Meeting or any postponement or adjournment thereof.

Dear Stockholder:
You are cordially invited to attend our 2025 Annual Meeting of Stockholders (the Annual Meeting) of Gen Digital Inc. (the Company, Gen, we or us) which will be held at 9:00 a.m. (Pacific Time) on Tuesday, September 9, 2025. This year’s meeting will again be completely virtual and conducted via live webcast, which will provide stockholders with substantially the same meeting participation rights and opportunities they would have at an in-person meeting. You will be able to attend the Annual Meeting online and submit your questions prior to or during the meeting by visiting www.virtualshareholdermeeting.com/GEN2025. You will also be able to vote your shares electronically at the Annual Meeting. We believe hosting a virtual meeting enables increased stockholder attendance and participation since stockholders can participate from any location around the world. In addition, we believe the online format will allow us to communicate effectively with you via a pre-meeting forum that you can enter by visiting www.virtualshareholdermeeting.com/GEN2025 to submit questions in advance of the Annual Meeting.
For your convenience, we are also pleased to offer a re-playable webcast of the Annual Meeting at investor.gendigital.com. We are holding the Annual Meeting for the following purposes, which are more fully described in the proxy statement:
1.	To elect the nine nominees named in the proxy statement to Gen’s Board of Directors;
2.	To ratify the appointment of KPMG LLP as Gen’s independent registered public accounting firm for the 2026 fiscal year;
3.	To hold an advisory vote to approve executive compensation; and
4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
We are furnishing proxy materials to our stockholders primarily via the internet to expedite stockholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources. On or about July 28, 2025, we expect to send to our stockholders (other than those who previously requested electronic or paper delivery), a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including our proxy statement and our annual report, and how to vote through the internet or by telephone.

Only stockholders of record as of the close of business on July 14, 2025 are entitled to notice of, and can vote at, the Annual Meeting or any postponement or adjournment thereof. A list of stockholders entitled to vote will be available for inspection at our offices for ten days prior to the Annual Meeting. If you would like to view this stockholder list, please contact Investor Relations at IR@gendigital.com.
Your vote is very important. Whether or not you plan to virtually attend the Annual Meeting, please vote at your earliest convenience by following the instructions in the Notice of Internet Availability of Proxy Materials or in the proxy card you received in the mail. If you hold your shares in street name, you may submit voting instructions to your broker, bank or other nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to information from your broker, bank or other nominee on how to submit voting instructions. You may revoke your proxy at any time before it is voted. Please refer to the “2025 Annual Meeting of Stockholders Meeting Information” section of the proxy statement for additional information.
BY ORDER OF THE BOARD OF DIRECTORS

/s/ Bryan Ko
BRYAN KO
Chief Legal Officer and Secretary
Tempe, Arizona
July 28, 2025

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on September 9, 2025: The proxy statement and Gen’s Form 10-K for the 2025 fiscal year are available at https://investor.gendigital.com/financials/annual-reports/

Proxy Summary
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.
2025 Annual Meeting of Stockholders Information

Date and Time: Tuesday, September 9, 2025 at 9:00 a.m. Pacific Time	Location: Meeting live via the internet by visiting www.virtualshareholdermeeting.com/ GEN2025	Record Date: July 14, 2025

Admission:
To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/GEN2025. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in an account with a brokerage firm, bank or other nominee, then you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote your shares at the Annual Meeting.

Voting Matters

Proposals		Board Recommendation	Page Number for Additional Information
1.	Election of Directors	FOR	25
2.	Ratification of Independent Registered Public Accounting Firm	FOR	35
3.	Advisory Vote to Approve Executive Compensation	FOR	37

Gen™ 2025 Proxy   | 1

Proxy Summary
Our Director Nominees

	Age	Director Since	Independent	Diversity	Committee Memberships*			Other Public Boards**
					AC	CC	NGC
Susan P. Barsamian*** Director	66	2019		WD			C	2
Pavel Baudis Director	65	2022						0
Eric K. Brandt Director	63	2020			C			3
John C. Chrystal Director	67	2025						1
Nora M. Denzel Director	62	2019		W		C		2
Emily Heath Director	51	2021		WD				0
Vincent Pilette*** Chief Executive Officer and President	53	2019						0
Sherrese M. Smith Managing Partner, Paul Hastings	53	2021		WD				1
Ondrej Vlcek Former President of Gen, Director	48	2022						0

= Member C = Chair
Committees: AC = Audit CC = Compensation and Leadership Development	NGC = Nominating and Governance
W = Woman D = Underrepresented Community (Ethnic Diversity and/or LGBTQ+)
*	Reflects our Board and committee composition following the Annual Meeting. The Technology and Cybersecurity Committee was dissolved in June 2025.
**	Reflects membership on boards of companies publicly traded in the U.S.
***	On July 18, 2025, Susan P. Barsamian was appointed Lead Independent Director and Vincent Pilette was named Chair of the Board.

2 |   Gen™ 2025 Proxy

Proxy Summary
Sound Corporate Governance Practices

Board Committees Consist Entirely of Independent Directors	Director Resignation Policy
All Current Directors Attended at least 75% of Meetings Held	Stockholder Ability to Call Special Meetings (15% threshold)
Independent Directors Meet Regularly in Executive Session	Stockholder Ability to Act by Written Consent
Director Age Limit of 72	Proxy Access Subject to Standard Eligibility Requirements
Annual Board and Committee Self-Evaluations	Robust Cybersecurity Program
Risk Oversight by Full Board and Committees	Strong Focus on Being a Responsible Business
Annual Election of All Directors	Extensive Stockholder Outreach/Engagement Program
Director Overboarding Limits	No Dual-Class or Multi-Class Stock
Majority Voting for Directors

FY25 Executive Compensation at a Glance
In FY25, our Compensation and Leadership Development Committee approved an executive compensation program that was intended to drive long-term value creation for our company and our stockholders and reward actual performance for both short-term and long-term objectives, with commensurate payouts for extraordinary performance. We continued to value the importance of being a responsible business, given our global customer base, and our Compensation and Leadership Development Committee again incorporated responsible business metrics into our annual incentive plan.
Our Executive Compensation Program Continues to Reflect Best Governance Practices
Our Compensation and Leadership Development Committee designed our FY25 compensation program to be consistent with leading corporate governance and executive compensation practices:
Gen™ 2025 Proxy   | 3

Proxy Summary
What We Do

At risk pay	The majority of pay for our CEO and other NEOs is at risk and/or performance-based.
Link to results
Our short-term incentive compensation is linked directly to our financial results and may be modified by performance against responsible business metrics. A significant portion of our long-term incentive compensation is linked directly to multi-year financial results and relative total shareholder return (TSR).

Predetermined goals	We reward performance that meets our short- and long-term predetermined goals.
Capped payouts	We cap payouts under our incentive plans to discourage excessive or inappropriate risk taking by our NEOs.
Peer group	We reference a relevant peer group and reevaluate the peer group annually.
Ownership guidelines	We have robust stock ownership guidelines for our executive officers and directors.
Clawback policy	We have a comprehensive “clawback” policy, in line with applicable requirements, applicable to all performance-based compensation granted to our executive officers.
Double-trigger acceleration	We only provide for “double-trigger” change-in-control payments and benefits for our executive officers.
Capped severance
We do not provide for any potential cash severance payments that exceed more than 1x our executive officers’ base salary and target bonus, and we maintain a policy requiring stockholder approval of any cash severance benefits exceeding 2.99 times the sum of an executive officer’s base salary plus target bonus.

Independent consultant	Our Compensation and Leadership Development Committee retains an independent compensation consultant.
Say-on-pay	We hold an annual advisory vote on named executive officer compensation.
Stockholder engagement	We seek feedback on executive compensation through stockholder engagement.
Minimum vesting	We require one-year minimum vesting on all stock award grants to employees, with very limited exceptions.

What We Don’t Do

No performance, no pay	We do not pay performance-based cash or equity awards for unsatisfied performance goals.
No minimum payouts	Our compensation plans do not have minimum guaranteed payout levels.
No automatic increases	We do not provide for automatic salary increases or equity award grants in offer letters or employment agreements.
No short sales, hedging	We do not permit short-sales, hedging or pledging of our stock.
No golden parachutes	We do not provide “golden parachute” excise tax gross-ups.
No excessive severance	We do not provide excessive severance payments.
No SERPs	We do not provide executive pension plans or SERPs.
No excessive perks	We do not provide excessive perquisites.
No repricing	We do not permit the repricing or cash-out of stock options or stock appreciation rights without stockholder approval.
No unvested dividends	We do not permit the payment of dividend or dividend equivalents on unvested equity awards.

4 |   Gen™ 2025 Proxy

Proxy Summary
Compensation Components
Our FY25 compensation philosophy is reflected in the following key elements of executive compensation: (i) base salary, (ii) short-term annual cash incentive awards and (iii) long-term equity incentive awards.

FY25 Component	Form of Compensation	Performance Period	Metrics and Performance Criteria	Details
Base Salary	Cash	Annual
Named executive officer (NEO) base salary changes reviewed annually by CEO & Compensation and Leadership Development Committee (only the Compensation and Leadership Development Committee for CEO changes)
Page 50
Executive Annual Incentive Plan	Cash	Annual	100% based on Bookings growth with an operating profit gate. Final payout subject to a responsible business modifier -/+ 10%	Page 50
Annual Equity Incentive Awards	Performance-based Restricted Stock Unit (PRUs)	Vests at the end of a three-year period
50% of PRUs vest in full at end of FY27 based on achievement of our 3-year relative TSR versus the Nasdaq Composite Index.
50% of PRUs vest in full at end of FY27 based on average bookings growth and average non-GAAP operating margin >50% over a multi-year period.

	Restricted Stock Unit (RSUs)	Vests annually over three years	Service and time-based vesting.	Page 55

Gen™ 2025 Proxy   | 5

Proxy Summary
Pay for Performance Alignment
In FY25, we delivered another year of profitable growth, as reflected in the table below. We expanded operating margin and EPS as we scaled topline and profitability with operational discipline and a balanced capital allocation approach, returning capital to stockholders and driving stockholder value. Our FY24 cash flow was increased by an $899 million income tax refund related to the filing of our fiscal 2023 tax return.

We also drove strong results with respect to our key performance metrics, as we increased direct customer count, bookings, retention rate, and average revenue per user (ARPU) year-over-year, providing a solid Cyber Safety foundation upon which to transform the company with Trust-Based Solutions. Please note that our FY24 bookings growth reflects the impact of an additional five and a half months of bookings contribution from the Avast plc acquisition, which occurred in September 2022 (Avast Merger).
Since the closing of the Avast Merger, we have increased our direct customer base to over 40 million, overall annual ARPU by over $3, and our overall retention rate by two points. Each of these improved key performance metrics is a testament to the increased value we are providing our customers with our expanded product portfolio offerings and channel distribution.

6 |   Gen™ 2025 Proxy

Proxy Summary
We believe that the compensation received by our NEOs for FY25 reflects our performance and accomplishments during the past year as well as the rigor of our performance goals. The following table presents a summary of the performance- based components of our FY25 executive compensation program and FY25 compensation decisions related to prior fiscal year compensation programs.

Component(1)	Metric	Achievement of target or application of modifier	Executive Officer Funding
FY25 Executive Annual Incentive Plan (EAIP)	100% based on FY25 bookings growth	101.1%	138%
	FY25 non-GAAP operating income threshold goal, which must be achieved prior to any payout	104.0%	Met
	Responsible business modifier (applied after determining payout based on FY25 bookings growth metric)	✔	+7%
FY25 Performance-based Restricted Stock Units	50% based on 3-year TSR relative to the Nasdaq Composite Index	N/A	N/A
	50% based on average bookings growth and average non-GAAP operating margin >50%	N/A	N/A
FY23 Performance-based Restricted Stock Units(2)	50% based on 3-year TSR relative to the Nasdaq Composite Index	68.7% Rank	175%
	50% based on average bookings growth and average non-GAAP operating margin >50%	11.7%	200%

(1)
Please see discussion in the CD&A section of this proxy statement below for more detail regarding how these metrics are calculated. We generally excluded any discussion of PRUs granted in prior fiscal years for which no compensation decisions were made in FY25 which were earned following the completion of FY25, except we have included a brief discussion of PRUs granted in previous years under our Value Creation Program.

(2)	Achievement certified by the Compensation and Leadership Development Committee following the end of FY25.
Meeting Information
We provide information about Gen Digital Inc.’s 2025 Annual Meeting of Stockholders (the Annual Meeting), voting and additional information starting on page 94.
Gen™ 2025 Proxy   | 7

Corporate Governance
Gen Digital Inc. (Gen, the Company, we or us) is strongly committed to corporate governance best practices. These practices provide an important framework within which our Board of Directors (the Board) and management can pursue our strategic objectives for the benefit of our stockholders.
Corporate Governance Guidelines
Our Corporate Governance Guidelines generally specify the rights and responsibilities of the Board, management and stockholders, and detail the rules and procedures for making decisions on corporate affairs. In general, the stockholders elect the Board and vote on certain extraordinary matters. The Board is responsible for ensuring that Gen is managed in a manner, which serves the interests of its stockholders. Management is responsible for running our day-to-day operations.
Our Corporate Governance Guidelines are available on the Investor Relations section of our website, which is located at investor.gendigital.com, by clicking on “Governance Documents” under the “Governance” tab. Our Nominating and Governance Committee reviews the Corporate Governance Guidelines at least annually and recommends changes to our Board for approval as appropriate.
Code of Conduct and Code of Ethics
We have adopted a code of conduct that applies to all of our Board members, officers, employees, interns and contractors, as well as third parties acting on behalf of the Company. The Audit Committee is responsible for reviewing the Company’s ethics and compliance program, including the Company’s commitment to respect human, cultural and legal rights, and meets with the Head of Compliance on a periodic basis to review and discuss the Company’s programs.
We have also adopted a code of ethics for our Chief Executive Officer (CEO) and senior financial officers, including our principal financial officer and principal accounting officer. Our Code of Conduct and Financial Code of Ethics are posted on the Investor Relations section of our website located at investor.gendigital.com, by clicking on “Governance Documents” under the “Governance” tab. Any amendments or waivers of our Code of Conduct and Financial Code of Ethics pertaining to a member of our Board or one of our executive officers will be disclosed on our website at the above-referenced address.
Insider Trading, Hedging and Pledging Policies
We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, we have adopted our Insider Trading Policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us.
Our Insider Trading Policy applies to all of our officers, employees, directors, consultants and contractors worldwide, prohibits such persons, from (i) short-selling Gen securities, (ii) engaging in hedging transactions involving Gen stock-based derivative securities (e.g. buying and/or writing puts and calls, equity swaps, exchange funds, collars, transaction in straddles and the like), (iii) buying or selling publicly traded options, and (iv) holding Gen securities in a margin account or otherwise pledging Gen securities as collateral for a loan; however, holding and exercising options or other derivative securities granted under Gen’s stock option or equity incentive plans and holding the contingent value rights acquired in connection with Gen’s acquisition of MoneyLion is not prohibited by this policy. Our policy also prohibits pledging Gen stock as collateral for a loan or holding company securities in a margin account. Waivers may be granted with respect to arrangements that were in existence before becoming a director or employee.
8 |   Gen™ 2025 Proxy

Corporate Governance
In addition, our Insider Trading Policy prohibits our officers, employees, directors, consultants and contractors worldwide from purchasing or selling Gen securities while in possession of material, nonpublic information and during quarterly and special blackout periods. Our quarterly trading window opens on the second business day following the quarterly earnings announcement and closes on the 10th day of the 3rd month in the quarter. However, Rule 10b5-1 allows insiders to sell and diversify their holdings in our stock over a designated period by adopting prearranged stock trading plans at a time when they are not aware of material nonpublic information about us, and subsequently sell shares of our common stock in accordance with the terms of their stock trading plans without regard to whether or not they are in possession of material nonpublic information about Gen at the time of the sale.
Additionally, we require certain individuals, including directors, executive officers and designated employees, together with their family members and controlled entities (Pre-Clearance Insiders), to receive pre-clearance prior to engaging in transactions in Gen securities. All Pre-Clearance Insiders are encouraged to trade using only Rule 10b5-1 plans that comply with applicable securities laws but are not required to do so. Our Insider Trading Policy is filed as Exhibit 19.01 to our Annual Report on Form 10-K for FY25, filed with the SEC on May 15, 2025.
Stock Ownership Guidelines
Our Compensation and Leadership Development Committee adopted stock ownership guidelines to better align our non-employee directors’ and executive leadership team members’ interests with those of our stockholders. Our “Executive Leadership Team Members” consist of the CEO and President, Chief Financial Officer, all other Section 16 officers and each member of the CEO’s extended leadership team. Details of our directors’ stock ownership guidelines are disclosed under “Director Stock Ownership Guidelines” on page 33, and details of our executive officers’ stock ownership guidelines are disclosed under “Key Compensation and Governance Policies — Stock Ownership Guidelines” in the “Compensation Discussion & Analysis” section on page 61. The Compensation and Leadership Development Committee determines the stock ownership guidelines and the Nominating and Governance Committee monitors compliance under such guidelines.
Compensation Recoupment Policy
The SEC and The Nasdaq Stock Market LLC’s (Nasdaq) adopted final rules implementing the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, which require listed companies to develop and implement a policy providing for the recovery of erroneously awarded incentive-based compensation received by current or former executive officers. In accordance with these final rules, on October 3, 2023, our Board adopted a new compensation recoupment policy (the Clawback Policy) to reflect these new requirements. In addition to requiring the recovery of compensation in the event of a restatement, our Clawback Policy also allows our Compensation and Leadership Development Committee to recover both time and performance-based cash and equity compensation in the event of a material violation of the Company’s Code of Conduct, Financial Code of Ethics or other Gen policy or awareness of or willful blindness to such misconduct. Our Clawback Policy is filed as Exhibit  97.01 to our Annual Report on Form 10-K for FY25, filed with the SEC on May 15, 2025. Please see “Application of Clawback Policy to Correction of Accounting Error in Form 10-K” for information regarding why no recovery was required for a correction that was made to our Form 10-K for FY25.
Stockholder Outreach and Engagement
We are committed to ongoing engagement with our stockholders to gain valuable insight into the issues that matter most to them and to enable Gen to address them effectively. We routinely interact and communicate with stockholders through a number of forums, including through quarterly earnings presentations, SEC filings (including the Annual Report and Proxy Statement), the Annual Meeting, our in-person Analyst Investor Day, and investor meetings, events and conferences.
During 2025, we completed investor outreach to a majority of our largest stockholders. In these meetings, we discussed matters such as Gen’s results, prospects, business model, corporate governance, and executive compensation programs and goal settings and metrics.
Gen™ 2025 Proxy   | 9

Corporate Governance
Following these meetings, we shared stockholder feedback and trends and developments about corporate governance, responsible business matters, executive compensation and other issues with our Board, our Compensation and Leadership Development Committee and our Nominating and Governance Committee, as we seek to enhance our corporate governance and executive compensation program and improve our disclosures.
Additionally, accountability to our stockholders continues to be an important component of the Company’s success. We take accountability seriously and seek feedback through stockholder engagement to understand investor views and preferences.
Following our discussions with investors this year, we determined not to make any changes to our corporate governance practices in FY25. We also determined it to be appropriate for the FY25 compensation program to maintain many of the same elements as our FY24 compensation program, except in the case of our FY25 executive annual incentive plan, in which we eliminated non-GAAP operating income as a weighted metric (this metric continues in the FY25 plan as a threshold gate) and increased the weighting of the bookings growth metric from 50% to 100%. This change was made to help refocus and drive our Executives to deliver on increasing profitable growth, rather than the initiative to realize promised cost synergies related to the Avast Merger in FY24. We look forward to continued engagement and dialogue with our stockholders to better meet their needs and expectations.
Majority Vote Standard and Director Resignation Policy
Our Bylaws and Corporate Governance Guidelines provide for a majority voting standard for the election of directors. Under the majority vote standard, each nominee must be elected by a majority of the votes cast with respect to such nominee at any meeting for the election of directors at which a quorum is present. A “majority of the votes cast” means the votes cast “for” a nominee’s election must exceed the votes cast “against” that nominee’s election. A plurality voting standard will apply instead of the majority voting standard if: (i) a stockholder has provided us with notice of a nominee for director in accordance with our Bylaws; and (ii) that nomination has not been withdrawn as of 10 days before we first deliver proxy materials to stockholders.
To effectuate this policy with regard to incumbent directors, the Board will not nominate an incumbent director for re-election unless prior to such nomination the director has agreed to promptly tender a resignation if such director fails to receive a sufficient number of votes for re-election at the stockholder meeting with respect to which such nomination is made. Such resignation will be effective upon the earlier of (i) the Board’s acceptance of such resignation or (ii) the 90th day after certification of the election results of the meeting; provided, however, that prior to the effectiveness of such resignation, the Board may reject such resignation and permit the director to withdraw such resignation.
If an incumbent director fails to receive the required vote for re-election, the Nominating and Governance Committee will act on an expedited basis to determine whether to recommend acceptance or rejection of the director’s resignation and will submit such recommendation for prompt consideration by the Board. The Board intends to act promptly on the Nominating and Governance Committee’s recommendation and will decide to accept or reject such resignation and publicly disclose its decision within 90 days from the date of certification of the election results. The Nominating and Governance Committee and the Board may consider such factors they deem relevant in deciding whether to accept or reject a resignation tendered in accordance with this policy. The Board expects a director whose resignation is under consideration to abstain from participating in any decision regarding the resignation.
Proxy Access
Our Bylaws contain “proxy access” provisions which permit a stockholder, or a group of up to 50 stockholders, owning continuously for at least three years a number of shares of our common stock that constitutes at least 3% of our outstanding shares of common stock, to nominate and include in our proxy materials director nominees constituting up to the greater of two individuals or 20% of the Board, provided that the stockholder(s) and their nominee(s) satisfy the requirements specified in the Bylaws. Our Bylaws specifically allow funds under common management to be treated as a single stockholder, and permit share lending with a five-day recall. The Bylaws do not contain any post-meeting holding requirements, do not have any limits on resubmission of failed nominees, and do not contain restrictions on third-party compensation.
10 |   Gen™ 2025 Proxy

Corporate Governance
Board Leadership Structure
As set forth in our Corporate Governance Guidelines, the NGC is responsible for reviewing and recommending to the Board, annually or upon a vacancy, a director for election as Chair. When the Chair elected is not an independent Director, the independent Directors of the Board will, upon the recommendation of the NGC, appoint a Lead Independent Director. The Lead Independent Director will be appointed for a one-year term and will serve until their successor is duly appointed and qualified, or until their earlier death, removal, or resignation, or until such time as they are no longer an independent Director of the Board. Frank Dangeard served as Chair of the Board until July 18, 2025. Upon his resignation, Vincent Pilette was named Chair and Sue Barsamian was designated as the Lead Independent Director (LID).
The Board has historically separated the roles of CEO and Chair, but given the Company’s recent transformation with the acquisition of MoneyLion and Mr. Dangeard’s departure, the Board decided it was in the best interest of the Company to combine the CEO and Chair roles. In connection with Mr. Pilette and Ms. Barsamian’s appointments, the Gen Board, at the recommendation of the NGC, amended Gen’s Corporate Governance Guidelines, in order to increase the robustness of the duties and responsibilities associated with the Lead Independent Director position to help to ensure the exercise of independent judgment by the Board. Gen’s Corporate Governance Guidelines were also amended to provide the Board with the necessary flexibility to determine the appropriate leadership structure for the Company based on its evolving needs and what it determines to be in the best interests of its stockholders.
The duties of the Lead Independent Director, Chair of the Board and CEO are set forth in the table below:

Duties of the Lead independent Director	Duties of the non-independent Chair of the Board	Duties of the CEO
• Preside over and manage all meetings of the Board at which the Chair is not present	• Presides over and manage meetings of the full Board	• Sets strategic direction for Gen
• Lead executive sessions of independent directors and facilitate discussion and open dialogue among the independent directors	• Support a strong Board culture and facilitate communication among the LID, Board as a whole, Board committees and senior management	• Creates and implements Gen’s vision and mission
• Serve as liaison between independent directors and Chair and, where appropriate, management	• Propose to the LID for approval the scheduling of Board meetings and the agenda and materials for each meeting	• Leads the affairs of Gen, subject to the overall direction and supervision of the Board and its committees and subject to such powers as reserved by the Board and its committees
• Approve the scheduling of Board meetings, and the corresponding agendas and materials	• Represent the Board at annual meetings of stockholders and be available, when appropriate for consultations with stockholders
• Approve and coordinate retention of advisors and consultants to the Board
• Work with Chair to facilitate timely and appropriate information flow to the Board and provide Chair with feedback and counsel for Chair’s

Gen™ 2025 Proxy   | 11

Corporate Governance

Duties of the Lead independent Director	Duties of the non-independent Chair of the Board	Duties of the CEO
interactions with the Board
• Represent the Board at annual meetings of stockholders and be primary point of contact between the Board and stockholders

Board Independence
It is the policy of the Board and Nasdaq rules require that listed companies have a board of directors with at least a majority of independent directors, as defined under Nasdaq’s Marketplace Rules. Currently, each member of our Board, other than our current CEO and President and our former President, is an independent director, and all standing committees of the Board are composed entirely of independent directors. The Nasdaq independence definition includes a series of objective tests, including that the director is not an employee of the company and has not engaged in certain types of transactions with the company. In addition, the Board has made a subjective determination as to each independent director that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
In making these determinations, the directors reviewed and discussed information provided by the directors and Gen with regard to each director’s business and other activities as they may relate to Gen and our management, including the transactions referenced below in “Certain Related Person Transactions.” In particular, in making an independence determination in the case of Mr. Baudis, the Board considered his directorship and minority ownership stake in Starship Enterprises, a.s., a Czech joint stock company (Starship), which leases a portion of an office building in Prague, Czech Republic to Gen. The Board determined that the transaction with Starship was undertaken in the ordinary course of business and on comparable lease terms that would be available from an unrelated third party, and that Mr. Baudis does not have any direct involvement in our business relationship with Starship.
Based on this review and consistent with our independence criteria, the Board has affirmatively determined that the following directors, director nominees and former directors who served in fiscal 2025 are independent: Susan P. Barsamian, Pavel Baudis, Eric K. Brandt, Frank E. Dangeard, Nora M. Denzel, Peter A. Feld, Emily Heath, and Sherrese M. Smith. For FY26, John Chrystal will be considered an independent director.
Change in Director Occupation
Our Corporate Governance Guidelines include a policy that our Board should consider whether a change in any director’s professional responsibilities directly or indirectly impacts that person’s ability to fulfill his or her directorship obligations. To facilitate the Board’s consideration, all directors shall submit a resignation as a matter of course upon retirement, a change in employer, or other significant change in their professional roles and responsibilities. Such resignation may be accepted or rejected in the discretion of the Board.
Director Overboarding Limits
As set forth in our Corporate Governance Guidelines, it is the policy of the Board that given the demands of the duties undertaken by directors, directors should limit their participation to no more than five public company boards (including our Board) in order to ensure sufficient attention and availability to Gen’s business. In addition, a director who is currently serving as an executive officer of a publicly traded company may serve on no more than two public company boards (excluding our Board). However, the Board recognizes that the demands of such participation may vary substantially and may deem an exception appropriate so long as the director maintains sufficient attention and availability to fulfill the director’s duties to Gen and complies with Gen’s conflict of interest policies.
12 |   Gen™ 2025 Proxy

Corporate Governance
Board and Committee Effectiveness and Evaluations
Board Effectiveness
It is important to Gen that our Board and its committees are performing effectively and in the best interests of Gen and its stockholders. The Nominating and Governance Committee reviews the size, composition and needs of the Board with established criteria to ensure the Board has the appropriate skills and expertise to effectively perform its duties and responsibilities.
Board Onboarding and Education
When new directors join our Board, they participate in an onboarding program to learn about our industry, business, strategies, and policies. The onboarding program includes meetings with senior executives and other functional and operational leaders to discuss our business, strategy and operations, and our corporate functions, such as finance, technology, information systems and legal.
For continued education regarding our business and industry, we provide presentations by internal and external experts during Board meetings on topics such as technology inflections, industry trends, changes in the geopolitical and macroeconomic landscape, and the responsible business landscape, with particular focus on the implications and impact to the Company. Our Board and Committees also regularly review developments in corporate governance to continue enhancing the Board’s effectiveness. We encourage directors to participate in external continuing director education programs and provide reimbursement for expenses associated with this participation. Throughout the year, Board members also attend Company events. These interactions, along with meetings with leaders below the CEO Executive Leadership Team Member level throughout the year, provide directors additional visibility to provide oversight of the Company’s culture, strategies, and operations.
Board Evaluations
The Nominating and Governance Committee evaluates the Board’s and its committees’ operations and performance annually. Each year, the Nominating and Governance Committee, in consultation with our independent Board Chair or Lead Independent Director, as applicable, reviews and determines the design, scope, content, and execution of the evaluation process. We conduct board evaluations, including quantitative and qualitative assessments, which are regularly conducted by an outside third party. The Nominating and Governance Committee recommends changes for approval by the full Board as appropriate.
Board Size
The Nominating and Governance Committee considers the size of our Board at least annually to ensure that the current number of members most effectively support the Company, and recommends changes to the Board as appropriate. The Company’s Bylaws provide that the number of members of the Board is determined by the Board.
Our Board currently consists of nine members. Based on the assessment of the Nominating and Governance Committee, the Board expects to remain approximately the same size as of the Annual Meeting.
Board Succession Planning and Refreshment
Our Nominating and Corporate Governance Committee plays an important role in Board succession planning. The Nominating and Corporate Governance Committee considers the critical needs of the Company regularly, and is responsible for establishing the criteria and determining the desired qualifications, expertise, and characteristics of the Board, with the goal of developing a diverse portfolio of perspectives, backgrounds, experiences, knowledge and skills on the Board. The Nominating and Corporate Governance Committee is also responsible for evaluating and making recommendations to the Board regarding the structure and operations, size, and composition of the Board committees, committee member qualifications, committee member appointment and removal, and committee reporting to the Board.
In addition to the role of the Nominating and Governance Committee, we have a policy related to director retirement and age limits established in our Corporate Governance Guidelines. In the event that a Director reaches the age of
Gen™ 2025 Proxy   | 13

Corporate Governance
72 during his or her term of service, at the end of such term, the Board, in consultation with the Nominating and Governance Committee, will normally not re-nominate the Director for election at the next annual meeting, unless the Board, with the recommendation of the Nominating and Governance Committee, determines that there are special circumstances that lead the Board to conclude that continued service of such Director is in the best interests of the Company and its stockholders.
We believe that our approach to Board succession planning and refreshment plays an important role in addressing Board effectiveness. Six of our current Board members (66% of the Board) have been appointed in the last five years.(1)
Board’s Role in Risk Oversight
The Board executes its risk management responsibility directly and through its committees, which currently consist of the Audit Committee, the Compensation and Leadership Development Committee and the Nominating and Governance Committee. The Board also had a Technology and Cybersecurity Committee during FY25, but this committee was dissolved in June 2025. The Company’s recent entry into financial wellness in addition to the maturity of its operations and cybersecurity practices led the Board to reevaluate its committee structure. The Board ultimately determined that certain of the duties of the Technology and Cybersecurity Committee should be reallocated to the full Board because they related to key strategic priorities and other of its duties should be allocated to the Audit Committee and Nominating and Governance Committee, because they related to the Audit Committee’s general oversight of risk and the Nominating and Governance Committee’s oversight of governance and regulatory framework. The graphic below shows the governance structure as of the end of FY25.

Board of Directors
Risk Management Responsibility

Board Committees

Audit Committee

- Oversees internal controls and disclosure controls.
- Oversees enterprise risk management.
- Oversees financial risk management and reporting.
- Key liaison with external Auditor and Chief Compliance Officer.
- Oversees business continuity and disaster preparedness planning.

Compensation and Leadership Development Committee

- Oversees risk associated with compensation policies and practices.
- Oversees executive development and succession.
- Oversees Company benefits plans and programs.
- Oversees Company's human capital.

Nominating and Goverance Committee

- Oversees corporate governance procedures and policies.
- Oversees Board compositions, nomination and evaluation.
- Oversees Company ESG matters, including sustainability risks.
- Oversees Company public policy and political activities and expenditures.

Technology & Cybersecurity Committee

- Oversees Company's technology strategy, initiatives and investments.
- Oversees Company's key cybersecurity information technology risks.

The Board is kept abreast of its committees’ risk oversight and other activities via reports of the committee chairs to the full Board during the Board meetings. The Board also, directly and through its committees, reviews and oversees our enterprise risk management (ERM) program, including critical enterprise risks over the short-, intermediate-, and long-term, and facilitates the incorporation of risk considerations into decision making across the Company. The Board considers specific risk topics in connection with strategic planning and other matters.
(1)	As of July 18, 2025 after Mr. Dangeard’s departure.
14 |   Gen™ 2025 Proxy

Corporate Governance
In addition, the Board participates in regular discussions with our senior management on many core subjects, including strategy, operations and finance, in which risk oversight is an inherent element. Our Global Business groups, Internal Audit, Enterprise Finance Reporting, Treasury, Data, Information Technology, Cybersecurity, Technology/AI, Human Resources, Corporate Affairs, and Legal teams all provide input into this process and are responsible for the day-to-day monitoring, evaluating, reporting, and mitigating of their respective risk categories. From time to time, we also utilize industry information sources, such as professional services firms or subscription resources, to assess trends and benchmarking data relevant to our industry to assist in determining certain risk trends and changes. Management then develops response plans for risks categorized as requiring management focus based on performance indicators and monitors other identified risk areas. Management and our Internal Audit team regularly provides reports on the risk portfolio and risk response efforts to senior management and to the Audit Committee.
The Board believes that its leadership structure facilitates the Board’s oversight of risk management because it allows the Board, with leadership from the independent, non-executive Chair or Lead Independent Director, as applicable, and each independent committee chair with risk oversight in their individual areas of expertise. Throughout the year, the Board oversees its committees’ and managements’ ongoing risk oversight activities, and its committees escalate issues relating to risk oversight to the full Board, in a continuous effort to keep the Board adequately informed of developments that could affect the Company’s risk profile or other aspects of our business.
The Board and its committees are also free to engage independent outside financial, legal and other advisors as they deem necessary to provide advice and counsel on various topics or issues, at Gen’s expense, and are provided full access to our officers and employees.
Board’s Role in Oversight of Company Strategy
One of the Board’s most important responsibilities is collaborating with management to establish Gen’s long-term strategy and then overseeing and providing guidance to management in the execution of the articulated strategy. Various elements of our strategy are discussed in depth at every quarterly Board meeting, with management providing the Board with an update on performance and execution against short and longer-term elements of strategy. The Board also meets annually for a multi-day session where long-term strategy is the primary topic. While the full Board, with leadership of the Chair or Lead Independent Director, as applicable, has responsibility for overseeing overall company strategy, each of our key Committees provides input to the full Board on strategic and execution-oriented issues related to their respective areas of focus. The Board receives regular updates from the management team (including those below the executive level) regarding Gen’s strategy and performance to inform its perspective on progress and ensure that it can effectively perform its oversight responsibilities.
Board’s Role in Political Activity
Our Nominating and Governance Committee has responsibility for overseeing Gen’s programs, policies and practices concerning public policy and political activities and expenditures. Based on the recommendations of the committee, the Board adopted the Global Political Contributions Policy, which includes standards for participating in the political process for both the Company and its employees, as well as for appropriate disclosure and reporting of political contributions and political activities. In accordance with the Company’s Global Political Contributions Policy, any political contributions must be made in accordance with all applicable laws and regulations and disclosed as required by law. Gen does not allow use of corporate funds for political expenditures and does not maintain a political action committee. Our Chief Legal Officer and the Head of Government Affairs are responsible for overseeing the Company’s political engagements, and monitor compliance with the Global Political Contributions Policy.
To learn more about the Company’s public policy activities and governance, visit our Political Disclosure and Accountability webpage at https://investor.gendigital.com/political-disclosure-and-accountability/default.aspx.
Gen™ 2025 Proxy   | 15

Corporate Governance
Information Security and Risk Oversight
The Board currently oversees the Company’s technology strategy, initiatives, and investments. The Audit Committee, which is comprised entirely of independent directors, considers cybersecurity information technology risks in connection with overseeing our enterprise risk management system, and reports to the Board on enterprise risk management matters on a quarterly basis. We have processes in place for management to report security instances to the Audit Committee as they occur, if material, and to provide a summary multiple times per year of other incidents to the Board. Additionally, our CISO meets regularly with the Board or the Audit Committee to brief them on technology and information security matters.
Board’s Role in Oversight of Human Capital Management
Our people are our most important assets. Our Board works closely with management to provide a periodic platform for discussion and review of our broad-based talent management strategies. The Compensation and Leadership Development Committee also plays an integral role in the oversight of compensation and rewards philosophies and incentive plans across the workforce and with specific focus at the executive level, together with oversight of organizational design, succession and development, inclusion, pay equity, performance management, culture, productivity, and organizational effectiveness. The Chief Human Resources Officer shares quarterly updates with our Board on human capital management strategy and programs and updates including detailed metrics at both an enterprise wide and an organizational level.
Responsible Business Practices
Our commitment to being a responsible business supports our Company’s Purpose and Mission. The Nominating and Governance Committee has oversight over the Company’s responsible business strategy, and receives a quarterly update. This quarterly update includes program information across ethics, community investment, the environment and information on emerging priorities. Additionally, as part of our sustainability reporting process, we hold regular meetings with functional leaders to review our sustainability disclosures. Our Executive Leadership Team Members are highly engaged in our efforts to be a responsible business. Our Head of Corporate Responsibility and Public Policy provides quarterly updates to our Executive Leadership Team Members to review our strategy, progress, and program updates.
Board Structure and Meetings
The Board and its committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time. Agendas and topics for board and committee meetings are developed through discussions between management and members of the Board and its committees. Information and data that are important to the issues to be considered are distributed in advance of each meeting. Board meetings and background materials focus on key strategic, operational, financial, governance and compliance matters applicable to us, including the following:
•	Reviewing annual and longer-term strategic and business plans;
•	Reviewing key product, industry and competitive issues;
•	Reviewing and determining the independence of our directors;
•	Reviewing and determining the qualifications of directors to serve as members of committees, including the financial expertise of members of the Audit Committee;
•	Selecting and approving director nominees;
•	Selecting, evaluating and compensating the CEO;
•	Reviewing and discussing succession planning for the senior management team, and for lower management levels to the extent appropriate;
•	Reviewing and approving material investments or divestitures, strategic transactions and other significant transactions that are not in the ordinary course of business;
16 |   Gen™ 2025 Proxy

Corporate Governance
•	Evaluating the performance of the Board;
•	Overseeing our compliance with legal requirements and ethical standards; and
•	Overseeing our financial results.
Executive Sessions
After each regularly scheduled Board meeting, the independent members of our Board hold a separate closed meeting, referred to as an “executive session.” These executive sessions are used to discuss such topics as the independent directors deem necessary or appropriate. At least annually, the independent directors hold an executive session to evaluate the CEO’s performance and compensation. Executive sessions of the Board are led by the independent, non-executive Chair or Lead Independent Director, as applicable.
Succession Planning
Our Board recognizes the importance of effective executive leadership to Gen’s success and meets to discuss executive succession planning at least annually. Our Board develops and reviews emergency and long-term succession plans and evaluates succession candidates for the CEO and other senior leadership positions under both. The Board also oversees management’s senior executive talent development plans, including ensuring that our succession candidates have regular interactions with the Board.
Attendance of Board Members at Annual Meetings
We encourage our directors to attend our annual meetings of stockholders. Seven of our directors standing for re-election attended our 2024 Annual Meeting of Stockholders.
Gen™ 2025 Proxy   | 17

The Board and Its Committees
There are three committees of the Board: the Audit Committee, the Compensation and Leadership Development Committee, and the Nominating and Governance Committee. The Board has delegated various responsibilities and authorities to these different committees, as described below and in the committee charters.
The Board committees regularly report on their activities and actions to the full Board. Each member of the Audit Committee, Compensation and Leadership Development Committee, and Nominating and Governance Committee was appointed by the Board. Each of the Board committees has a written charter approved by the Board and the key committee charters are available on our website at investor.gendigital.com, by clicking on “Governance Documents,” under the “Governance” tab.
The following table shows the proposed composition of the Board and its committees, and other information, following the Annual Meeting. Current committee composition is provided in the text below the table.

	Age	Director Since	Independent	Diversity	Committee Memberships*			Other Public Boards**
					AC	CC	NGC
Susan P. Barsamian*** Director	66	2019		WD			C	2
Pavel Baudis Director	65	2022						0
Eric K. Brandt Director	63	2020			C			3
John C. Chrystal Director	67	2025						1
Nora M. Denzel Director	62	2019		W		C		2
Emily Heath Director	51	2021		WD				0
Vincent Pilette*** Chief Executive Officer and President	53	2019						0
Sherrese M. Smith Managing Partner, Paul Hastings	53	2021		WD				1
Ondrej Vlcek Former President of Gen, Director	48	2022						0

= Member C = Chair
Committees: AC = Audit CC = Compensation and Leadership Development	NGC = Nominating and Governance
W = Woman D = Underrepresented Community (Ethnic Diversity and/or LGBTQ+)
*	Reflects our Board and committee composition following the Annual Meeting. The Technology and Cybersecurity Committee was dissolved in June 2025.
**	Reflects membership on boards of companies publicly traded in the U.S.
***	On July 18, 2025, Susan P. Barsamian was appointed Lead Independent Director and Vincent Pilette was named Chair of the Board.

18 |   Gen™ 2025 Proxy

The Board and Its Committees
During FY25, our Board held 12 meetings, the Audit Committee held 11 meetings, the Compensation and Leadership Development Committee held five meetings, the Nominating and Governance Committee held four meetings and the Technology and Cybersecurity Committee, which was dissolved in June 2025 following the FY25 fiscal year end, held four meetings. During this time, no current directors attended fewer than 75% of the aggregate of the total number of meetings held by the Board and the total number of meetings held by all committees of the Board on which such director served during the period which such director served.

Audit Committee

Current Members
Our Audit Committee is currently comprised of Mr. Brandt, who is the chair, Ms. Heath and Mr. Chrystal. Mr. Dangeard resigned from this position in July 2025 in connection with his departure from the Board.
Independence
Our Board has unanimously determined that all Audit Committee members are independent as defined under current Nasdaq listing standards, and at least one member has financial sophistication as required pursuant to the Nasdaq listing standards.
In addition, our Board has unanimously determined that Mr. Brandt qualifies as an “audit committee financial expert” under U.S. Securities and Exchange Commission (SEC) rules and regulations.
Designation as an “audit committee financial expert” is an SEC disclosure requirement and does not impose any additional duties, obligations or liability on any person so designated.
Meetings
11 meetings during fiscal year 2025.

Our Audit Committee oversees Gen’s accounting and financial reporting processes and the audits of our financial statements, including oversight of our systems of disclosure controls and internal control over financial reporting, compliance with legal and regulatory requirements, internal audit function and the appointment, retention and compensation of our independent auditors. Its duties and responsibilities include, among other things:
 •
Reviewing and discussing with Gen’s independent auditor and management Gen’s quarterly and annual financial statements, including any report or opinion by the independent auditors, and earnings releases.
 •
Reviewing the adequacy and effectiveness of Gen’s accounting and financial reporting processes.
 •
Appointing and, if necessary, terminating any independent registered public accounting firm engaged by Gen.
 •
Reviewing and approving processes and procedures to ensure the continuing independence of Gen’s independent auditors.
 •
Overseeing the internal audit function of Gen, including its independence and authority and the coordination of Gen’s internal audit function with its independent auditors.
 •
Reviewing Gen’s practices with respect to financial and enterprise risk identification, assessment, monitoring and risk management and mitigation.
 •
Reviewing Gen’s business continuity and disaster preparedness planning.
 •
Reviewing any regulatory developments that could impact Gen’s risk identification, assessment, monitoring and risk management and mitigation.
 •
Reviewing Gen’s ethics compliance program, including policies and procedures for monitoring compliance, areas of compliance risk (including any material compliance issues and/or risk exposure) and the implementation and effectiveness of Gen’s ethics and compliance program, and remediation plans developed by the Company to resolve any material compliance issues.
 •
Directing and supervising investigations into any matters within the scope of its duties.
 •
Retaining and terminating such auditors, outside counsel, experts, consultants and other advisors as it determines to be necessary or appropriate to perform its responsibilities.

Gen™ 2025 Proxy   | 19

The Board and Its Committees

Compensation and Leadership Development Committee

Current Members
Our Compensation and Leadership Development Committee is currently comprised of Nora Denzel, who is the chair and Memes. Barsamian and Heath. Mr. Feld, who was the chair in FY25, resigned from this position in May 2025 in connection with his departure from the Board.
Independence
The Board has determined that each current member of the Compensation and Leadership Development Committee is, and each member of our Compensation and Leadership Development Committee during fiscal year 2025 was, independent within the meaning of Nasdaq’s director independence standards.
Each member of the Compensation and Leadership Development Committee is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act of 1934 (Exchange Act).
Meetings
Five meetings during fiscal year 2025.

Our Compensation and Leadership Development Committee oversees our compensation policies and practices so that they firmly align with the interests of our stockholders; encourage a focus on Gen’s long-term success and performance; and incorporate sound corporate governance principles. It also oversees our human capital management practices and programs to attract, retain, and develop our executive officers. Its duties and responsibilities include, among other things:
 •
Reviewing Gen’s executive and leadership development practices, which support Gen’s ability to retain and develop the executive and leadership talent required to deliver against Gen’s short term and long-term business strategies, including succession planning for the executive officers.
 •
Reviewing and overseeing Gen’s human capital management policies, strategies and practices.
 •
Reviewing Gen’s compensation policies, plans and programs to confirm they are: (i) designed to attract, motivate and retain talented executive officers; (ii) compensate the executive officers effectively in a manner consistent with the strategy of Gen and the interests of stockholders; (iii) consistent with a competitive framework; and (iv) support the achievement of Gen’s overall financial results and individual contributions.
 •
Reviewing and recommending to the independent directors of our Board all compensation arrangements for our CEO.
 •
Determining stock ownership guidelines for our Board and executive officers.
 •
Reviewing Gen’s overall compensation and benefits plans and programs.
 •
Administering our equity incentive and stock purchase plans.
 •
Reviewing and recommending to the Board compensation for non-employee members of the Board.
 •
Reviewing and approving policies and procedures relating to the perquisites of our executive officers.
 •
Reviewing Gen’s compensation policies and practices, including non-executive programs, to confirm that such policies and practices are not reasonably likely to have a material adverse effect on Gen or encourage unnecessary risk-taking, and report the results of such review to the Board.
 •
Reviewing and making recommendations to the Board regarding company policies on recoupment of incentive-based compensation.
 •
Reviewing and making recommendations to the Board with respect to stockholder proposals and stockholder advisory votes related to executive compensation matters.

20 |   Gen™ 2025 Proxy

The Board and Its Committees

Nominating and Governance Committee

Current Members
Our Nominating and Governance Committee is currently comprised of Ms. Barsamian, who is the chair, and Ms. Smith and Mr. Brandt. Mr. Feld and Mr. Dangeard, who were committee members in FY25, resigned from these committee positions in May 2025 and July 2025, respectively, in connection with their departures from the Board.
Independence
The Board has determined that each current member of the Nominating and Governance Committee is, and each member of our Nominating and Governance Committee during fiscal year 2025 was, independent within the meaning of Nasdaq’s director independence standards.
Meetings
Four meetings during fiscal year 2025.

Our Nominating and Governance Committee oversees the evaluation of the Board and its committees, oversees Gen’s corporate governance procedures and policies, including with respect to being a responsible business and public policy matters, and ensures that they represent best practices and are in the best interests of Gen and its stockholders, which includes establishing appropriate criteria for nominating qualified candidates to the Board. Its duties and responsibilities include, among other things:
 •
Establishing the criteria and determining the goal of developing a diverse portfolio of perspectives, backgrounds, experiences, knowledge and skills derived from high-quality business and professional experience on the Board.
 •
Considering the size, composition and needs of the Board, determine future requirements and evaluate and recommending qualified candidates for election to the Board consistent with the established criteria to ensure the Board has the appropriate skills and expertise.
 •
Advising the Board on corporate governance matters and recommending to the Board appropriate or necessary actions to be taken by our company, the Board and the Board’s committees.
 •
Identifying best corporate governance practices and developing and recommending to the Board a set of corporate governance guidelines applicable to our company.
 •
Reviewing and assessing the adequacy of our company’s corporate governance policies, including this Committee’s charter, Gen’s Corporate Governance Guidelines and Code of Conduct, and recommending modifications to the Board as appropriate.
 •
Overseeing and reviewing Gen’s policies and programs concerning: (i) public policy and (ii) political activities and expenditures, if any.
 •
Overseeing and reviewing Gen’s programs, policies and practices and relevant risks and opportunities relating to sustainability matters and related disclosures, and making recommendations to the Board regarding the Company’s overall strategy with respect to sustainability matters.
 •
Monitoring compliance under the stock ownership guidelines as set by the Compensation and Leadership Development Committee for the Board and executive officers.
 •
Implementing and overseeing the processes for evaluating the Board, its committees and the CEO on an annual basis and report the results of such evaluations, including any recommendations for proposed changes, to the Board.
 •
Overseeing the management of risks that may arise in connection with Gen’s governance structures, processes and other matters set forth in the Nominating and Governance Committee’s charter.

Gen™ 2025 Proxy   | 21

Director Nominations and Communication with Directors
Criteria for Nomination to the Board
The Nominating and Governance Committee will consider candidates submitted by Gen stockholders, as well as candidates recommended by directors and management, for nomination to the Board. The Nominating and Governance Committee has generally identified nominees based upon recommendations by outside directors, management and executive recruiting firms. The goal of the Nominating and Governance Committee is to assemble a Board that offers a diverse portfolio of perspectives, backgrounds, experiences, knowledge and skills derived from high-quality business and professional experience. The Nominating and Governance Committee annually reviews the appropriate skills and characteristics required of directors in the context of the current composition of the Board, our long-term business strategy and operating requirements and the long-term interests of our stockholders.

The information provided under Proposal No. 1, “Election of Directors — Nominees for Director” below includes the key attributes, experience and skills of each of our director nominees that led to the conclusion that each director nominee should serve as a member of the Board at this time.
22 |   Gen™ 2025 Proxy

Director Nominations and Communication with Directors

Process for Identifying and Evaluating Nominees

1
Identify the Candidate

- The Nominating and Governance Committee typically considers candidates by first evaluating the current members of the Board who intend to continue in service, balancing the value of continuity of service with that of obtaining new perspectives, skills and experience.

▼

2
Confirm Candidate Qualifications

- If the Nominating and Governance Committee determines that an opening exists, it identifies the desired skills and experience of a new nominee, including the need to satisfy SEC and Nasdaq requirements.
- The Nominating and Governance Committee generally will evaluate each candidate based on the extent to which the candidate contributes to the range of talent, skill and expertise appropriate for the Board generally, as well as the candidate's integrity, business acumen, diversity, availability, independence of thought, and overall ability to represent the interests of Gen's stockholders.
- We do not have a formal written policy with regard to the consideration of diversity in identifying candidate. However, as discussed above, diversity is one of the numerous criteria the Nominating and Governance Committee reviews before recommending a candidate and we have consistently built a highly diverse Board that is recognized in the industry for its diversity.

▼

3
Candidate Evaluation

- Any candidate to be considered for a position as a member of the Board shall:
  a) be an experienced person with strong business, technical and/or other skills relevant to the Company's business,
  b) have demonstrated the highest levels of ethics, integrity and values, and
  c) be willing to commit to diligently represent the long-term interests of the Company's stockholders in good faith.
- Although the Nominating and Governance Committee uses these and other criteria as appropriate to evaluate potential nominees, it has no stated minimum criteria for nominees.
- We have from time to time engaged, for a fee, a third-party independent search firm to identify and assist the Nominating and Governance Committee with identifying, evaluating and screening Board candidates for Gen and may do so in the future.

▼

4
Committee Meeting and Discussion

- The Nominating and Governance Committee then meets to discuss and evaluate the skills and expertise of each candidate, both on an individual basis and taking into account input from the Board's ongoing succession planning process.

▼

5
Board & Committee Approval

- Based on the results of the evaluation process, the Nominating and Governance Committee recommends candidates for our Board's approval as Director nominees for election to the Board. The Nominating and Governance Committee also recommends candidates for the Board's appointment to the committees of our Board.

▼

6
Stockholder Vote

- Eight of our current directors were elected by a majority of our stockholders at the 2024 Annual Meeting. At the 2025 Annual Meeting, all of our directors are up for election. Each director brings a diverse set of skills and perspectives that add significant value to our governance and oversight and in 2025, Gen was listed on Nasdaq.

Gen™ 2025 Proxy   | 23

Director Nominations and Communication with Directors
Stockholder Director Nominee Submission Procedures
The Nominating and Governance Committee will consider potential nominees properly submitted by stockholders. Stockholders seeking to do so should provide the information set forth in our corporate Bylaws regarding stockholder director nominations. The Nominating and Governance Committee will apply the same criteria for candidates proposed by stockholders as it does for candidates proposed by management or other directors.
To be considered for nomination by the Nominating and Governance Committee at next year’s annual meeting of stockholders, submissions by stockholders must be submitted by mail and must be received by our Corporate Secretary no later than March 30, 2026 to ensure adequate time for meaningful consideration by the Nominating and Governance Committee. Each submission must include the following information:
•	the full name and address of the candidate;
•	the number of shares of Gen common stock beneficially owned by the candidate;
•	a certification that the candidate consents to being named in the proxy statement and intends to serve on the Board if elected; and
•	biographical information, including work experience during the past five years, other board positions, and educational background, such as is provided with respect to nominees in this proxy statement.
Information regarding the requirements that must be followed by a stockholder who either (i) wishes to make a stockholder nomination for election to the Board for next year’s annual meeting pursuant to the advance notice provisions of our Bylaws or (ii) wishes to nominate one or more director candidates to be included in our proxy materials pursuant to the proxy access provisions of our Bylaws is described in this proxy statement under “Additional Information — Stockholder Proposals for the 2026 Annual Meeting.”
Contacting the Board of Directors
Any stockholder who wishes to contact members of our Board may do so by mailing written communications to:
Gen Digital Inc.
60 E. Rio Salado Parkway, Suite 1000
Tempe, Arizona 85281
Attn: Corporate Secretary
Our Corporate Secretary will review all such correspondence and provide regular summaries to the Board or to individual directors, as relevant, will retain copies of such correspondence for at least six months, and make copies of such correspondence available to the Board or individual directors upon request. Any correspondence relating to accounting, internal controls or auditing matters will be handled in accordance with our policy regarding accounting complaints and concerns.
24 |   Gen™ 2025 Proxy

Proposal No. 1 — Election of Directors

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NINE NOMINATED DIRECTORS.

At the recommendation of the Nominating and Governance Committee, the Board has nominated the following nine persons to serve as directors for the term beginning at the Annual Meeting on September 9, 2025: Susan P. Barsamian, Pavel Baudis, Eric K. Brandt, John C. Chrystal, Nora M. Denzel, Emily Heath, Vincent Pilette, Sherrese M. Smith, and Ondrej Vlcek. Each director will be elected on an annual basis. Mr. Chrystal served as an independent director and Chairman of MoneyLion until the closing of Gen’s acquisition of MoneyLion in April 2025. Mr. Chrystal was initially recommended to the Nominating and Governance Committee by the Gen Board following the MoneyLion acquisition and appointed as a director of Gen on May 15, 2025.
Unless proxy cards are otherwise marked, the persons named as proxies will vote all proxies FOR the election of each nominee named in this section. Proxies submitted to Gen cannot be voted at the Annual Meeting for nominees other than those nominees named in this proxy statement. However, if any director nominee is unable to serve or for good cause will not serve, the persons named as proxies may vote for a substitute nominee designated by the Board. Alternatively, the Board may reduce the size of the Board. Each nominee has consented to serve as a director if elected, and the Board does not believe that any is unable to serve or for good cause will not serve if elected as a director. Each director will hold office until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal.
Nominees for Director
The names of each nominee for director, their ages as of July 14, 2025, and other information about each nominee is shown below.

Name	Age	Principal Occupation	Independent	Director Since
Susan P. Barsamian	66	Director	Yes	2019
Pavel Baudis	65	Director	Yes	2022
Eric K. Brandt	63	Director	Yes	2020
John C. Chrystal	67	Director	Yes	2025
Nora M. Denzel	62	Director	Yes	2019
Emily Heath	51	Partner, Cyberstarts	Yes	2021
Vincent Pilette	53	CEO and President	No	2019
Sherrese M. Smith	53	Managing Partner, Paul Hastings	Yes	2021
Ondrej Vlcek	48	Director	No	2022

Gen™ 2025 Proxy   | 25

Proposal No. 1 —  Election of Directors

Susan P. Barsamian	Director Age: 66

Director Since: 2019

Independent:
Yes

Committee
Memberships:
•
Compensation
•
Nominating &
Governance (Chair)
Other Current
Public Boards:
•
Box, Inc.
•
Five9, Inc.
Other Public Boards
in the Last Five Years:
•
None

From 2006 to 2016, Susan P. Barsamian served in various executive roles at Hewlett Packard including Chief Sales and Marketing Officer for Hewlett Packard Enterprise Software and General Manager of the Enterprise Cybersecurity Products business. Prior to joining Hewlett Packard, Ms. Barsamian was Vice President, Global Go-to-Market for high growth at Mercury Interactive, Senior Vice President Marketing for Critical Path and held various leadership roles at Verity where she was based in London for four years.

Ms. Barsamian serves on the board of directors of Box, Inc., a cloud content management company, Five9, Inc., a cloud contact center software company; and the Kansas State University Foundation. She previously served on the Board of the National Action Council for Minorities in Engineering (NACME) from 2012 to 2017, including as Chairman of the Board from 2016 to 2017. She received a B.S. degree in Electrical Engineering from Kansas State University and completed post-graduate studies at the Swiss Federal Institute of Technology.

The Board believes Ms. Barsamian’s qualifications to sit on our Board of Directors include her extensive technical, business, and leadership experience in the technology industry, including over 35 years of experience as an operating executive and her focus on enterprise software sales and global go-to-market strategies. She has served as an executive and board member for major cloud, computer and cybersecurity companies, and has operated in a broad range of roles from sales and marketing to product, research and development, and business operations. Ms. Barsamian also has experience serving as a public company outside director.

Pavel Baudis	Director Age: 65
Director Since: 2022 Independent: Yes Committee Memberships: • None Other Current Public Boards: • None Other Public Boards in the Last Five Years: • None
Pavel Baudis co-founded Avast plc and served as one of Avast’s Directors from the incorporation of AVAST Software a.s. in 2006 until 2014. In 1988, Mr. Baudis wrote the original software program from which Avast’s current portfolio of security solutions has developed. Prior to co-founding Avast, Mr. Baudis was a graphics specialist at the Czech Computer Research Institute (VUMS). Mr. Baudis holds an MS in Information Technology from the Prague School of Chemical Engineering.

The Board believes Mr. Baudis’s qualifications to sit on our Board of Directors include his extensive technical, business, cybersecurity, and leadership experience in the technology industry, including as a founder, director and an operating executive and his focus on enterprise software sales and global go-to-market strategies.

26 |   Gen™ 2025 Proxy

Proposal No. 1 —  Election of Directors

Eric K. Brandt	Director Age: 63

Director Since: 2020

Independent:
Yes

Committee
Memberships:
•
Audit (Chair)
•
Nominating & Governance
Other Current
Public Boards:
•
Option Care Health, Inc.
•
LAM Research Corporation
•
Nutanix Inc.
Other Public Boards
in the Last Five Years:
•
Altaba Inc.[1]
•
Dentsply Sirona Inc.
•
The Macerich Company

Eric K. Brandt served as the Executive Vice President and Chief Financial Officer of Broadcom Inc., a global supplier of semiconductor devices, from February 2010 until February 2016, and he served as its Senior Vice President and Chief Financial Officer from March 2007 until February 2010. From September 2005 until March 2007, Mr. Brandt served as CEO and President and member of the Board of Avanir Pharmaceuticals, Inc. Beginning in 1999, he held various positions at Allergan, Inc., a global specialty pharmaceutical company, including Executive Vice President of Finance and Technical Operations and Chief Financial Officer. Prior to joining Allergan, Mr. Brandt spent ten years with The Boston Consulting Group, a privately-held global business consulting firm, most recently serving as Vice President and Partner.

Mr. Brandt currently serves as a public company board member on each of the following boards: Option Care Health, a leader in ambulatory infusion in the US, LAM Research Corporation, a semiconductor equipment company, and Nutanix Inc., a cloud computing company.

Mr. Brandt formerly served as a public company director on the following boards: Altaba Inc. (formerly Yahoo! Inc.)1, Dentsply Sirona Inc., and The Macerich Company.

The Board believes Mr.  Brandt’s qualifications to sit on our Board of Directors include his extensive leadership and management experience, including as an executive officer and director of multiple public companies, his broad financial skillset as a Chief Financial Officer, his experience overseeing and leading public companies through business combinations and strategic transformational events, and his expansive exposure to the innovation and technology sectors.

[1]	Altaba Inc. was delisted in October 2019 and is currently in liquidation.
Gen™ 2025 Proxy   | 27

Proposal No. 1 —  Election of Directors

John C. Chrystal	Director Age: 67

Director Since: 2025

Independent:
Yes

Committee
Memberships:
•
Audit
Other Current
Public Boards:
•
Apollo Asset Backed Credit Company LLC
Other Public Boards
in the Last Five Years:
•
MoneyLion Inc.
•
The Bancorp Inc.
•
Trust for Advised Portfolios
•
MCAP Acquisition Corp.
•
Insurance Acquisition
•
Insurance Acquisition Corp. II
•
Insurance Acquisition Corp. III

John C. Chrystal joined MoneyLion in 2016 as an independent director and became Non-executive Chairman in 2021. He served in these roles through the closing of the MoneyLion acquisition in April 2025. Mr. Chrystal brings more than 40 years of experience as a highly regarded financial services executive to Gen.

Mr. Chrystal currently serves as an independent director of Apollo Asset Backed Credit Company, LLC, a public firm investing in asset-backed credit, and Regatta Loan Management LLC, a privately held SEC-registered Investment Advisor, and is a board member of Sac City Holdings, Ltd., a private single bank holding company. Previously, from June 2013 until February 2022, he served as a director of The Bancorp Inc. (“Bancorp”), a public company which is a leading provider of banking and technology solutions for non-bank companies. Mr. Chrystal also served as Bancorp’s Vice Chairman beginning in April 2017 and as Interim Chief Executive Officer and President of The Bancorp Bank from December 2015 through May 2016.

Mr. Chrystal also previously served as a director of numerous special purpose acquisition companies from 2019 to 2022 and as a director of the Trust for Advised Portfolios from 2010 to 2022.

Earlier in his career, Mr. Chrystal was the Managing Member of Bent Gate Advisors, LLC, the Chief Risk Officer of DiMaio Ahmad Capital, an investment management firm, and was a Managing Director with entities of Credit Suisse, a financial services firm, with oversight of asset management and financial products functions.

Mr. Chrystal received an MBA from The University of Chicago and a B.S degree in Agricultural Business from Iowa State University. The Board believes that Mr. Chrystal is a valuable member of the Board of Directors because of his extensive experience in the financial services industry, including expertise in risk management and credit, and his prior track record as a senior executive and director.

28 |   Gen™ 2025 Proxy

Proposal No. 1 —  Election of Directors

Nora M. Denzel	Director Age: 62

Director Since: 2019

Independent:
Yes

Committee
Memberships:
•
Compensation (Chair)

Other Current
Public Boards:
•
Advanced Micro Devices, Inc.
•
Sony Group Corporation.

Other Public Boards
in the Last Five Years:
•
SUSE S.A.
•
Telefonaktiebolaget LM Ericsson (Sweden)
•
Talend S.A.

Nora M. Denzel previously served as interim CEO of Outerwall Inc., an automated retail solutions provider, from January to August 2015. Prior to Outerwall, Ms. Denzel held senior executive management positions from February 2008 through August 2012 at Intuit Inc., a consumer/SMB cloud financial management software company, including Senior Vice President of Big Data, Social Design and Marketing and Senior Vice President and General Manager of the QuickBooks Employee Management business unit. From 2000 to 2006, Ms. Denzel held several executive level positions at HP Enterprise (formerly Hewlett-Packard Company), including Senior Vice President and General Manager, Software Global Business Unit from May 2002 to February 2006 and Vice President of Storage Organization from August 2000 to May 2002. Prior to that, Ms. Denzel held executive positions at Legato Systems Inc. and IBM Corporation.

Ms. Denzel currently serves on the Board of Directors of Advanced Micro Devices, Inc., a global company that specializes in manufacturing semiconductor devices used in computer processing, and Sony Group Corporation. Previously, she served as a director of other public companies, including SUSE S.A. from May 2021 to September 2023, Telefonaktiebolaget LM Ericsson from March 2013 to March 2023, and Talend S.A. from 2017 to 2021. She currently serves on the non-profit board of the National Association of Corporate Directors.

She holds a Master of Business Administration degree from Santa Clara University and a B.S. degree in Computer Science from the State University of New York. In addition, she holds an NACD Directorship Certification (NACD.DC).

The Board believes Ms. Denzel’s qualifications to sit on our Board of Directors include her leadership, governance, risk management and technical experience that she gained as an executive officer of technology companies and as a director of both public and private company boards.

Gen™ 2025 Proxy   | 29

Proposal No. 1 —  Election of Directors

Emily Heath	Director Age: 51
Director Since: 2021 Independent: Yes Committee Memberships: • Audit • Compensation Other Current Public Boards: • None Other Public Boards in the Last Five Years: • None
Emily Heath has served as a Partner of Cyberstarts, a venture capital firm, since February 2023. Previously, from August 2022, she served as a Board Advisor and Chief Product Marketing Officer for Cyberstarts. She served as Senior Vice President, Chief Trust and Security Officer at DocuSign, Inc., a digital signature software company, from October 2019 through March 2022. Prior to that, Ms. Heath served as Vice President, Chief Information Security Officer at United Airlines, Inc. from February 2017 through October 2019. Before joining United Airlines, Ms. Heath held numerous positions at AECOM, an infrastructure consulting firm, from 2013 through 2017, most recently as its Vice President, Chief Information Security Officer. Ms. Heath is a former Detective with the British Police where she led investigations into large scale investment frauds, identity theft and money laundering cases, working with London’s Serious Fraud Office, the FBI and the SEC.

Ms. Heath currently serves on the Board of Directors of LogicGate, Inc., a private cloud-based governance, risk and compliance management company, Wiz, a private cloud security company, and Legit Security, a private company in the application security posture management space.

She went to school in the United Kingdom and is trained in multiple areas of investigations, risk and security.

The Board believes Ms. Heath’s qualifications to sit on our Board of Directors include her depth of knowledge and experience regarding cybersecurity and broad international exposure in the innovation and technology sectors. She has held various senior leadership positions in public companies and has significant experience managing teams that oversee cybersecurity and data privacy issues.

Vincent Pilette	CEO & Director Age: 53
Director Since: 2019 Independent: No Committee Memberships: • None Other Current Public Boards: • None Other Public Boards in the Last Five Years: • None
In 2019, Vincent Pilette was appointed CEO of NortonLifeLock, renamed Gen in 2022 after the acquisition of Avast. As CEO, Mr. Pilette led the separation of the consumer assets of Symantec and their transformation into NortonLifeLock, the global leader in consumer Cyber Safety. Mr. Pilette directed and implemented the strategy that led to the acquisition of Avast and the formation of Gen.

Prior to joining Gen in May 2019, Mr. Pilette served as Chief Financial Officer of Logitech International S.A. (Switzerland), a consumer electronics company listed on the Nasdaq Global Market and the SIX Swiss Exchange, from September 2013 to May 2019.

Mr. Pilette has substantial expertise at technology companies with over 20 years of senior operating and management experience in the Technology sector, including additional positions at Electronics For Imaging, and Hewlett-Packard in the U.S. and EMEA.

Mr. Pilette currently serves on the board of directors of SonicWall, a privately held software company in the cyber security space. Mr. Pilette holds an M.S. in engineering and business from Université Catholique de Louvain in Belgium and an M.B.A. from Kellogg School of Management at Northwestern University in Chicago.

The Board believes Mr. Pilette’s qualifications to sit on our Board of Directors include his depth of knowledge and experience regarding Gen, its business and its strategic business combinations and ongoing transformation. He has also substantial expertise at technology companies and has held various executive officer and leadership positions within multiple public companies. Further, he has broad international exposure and innovation and technology experience, and his business acumen and knowledge are invaluable to our Board of Directors.

30 |   Gen™ 2025 Proxy

Proposal No. 1 —  Election of Directors

Sherrese M. Smith	Director Global Managing Partner, Paul Hastings LLC Age: 53
Director Since: 2021 Independent: Yes Committee Memberships: • Nominating & Governance Other Current Public Boards: • Cable One, Inc. Other Public Boards in the Last Five Years: • None
Sherrese M. Smith has served as a corporate partner at Paul Hastings LLP, a global law firm, since 2013, where she is a member of the firm’s media, technology and telecommunications practice and currently serves as Global Managing Partner, where she helps direct the growth, management, and strategy of the firm. She previously served as Vice-Chair of the firm’s data privacy and cybersecurity practice. Ms. Smith is known as one of the country’s preeminent Data Privacy and Cybersecurity and Media and Technology attorneys. Ms. Smith regularly counsels companies on complex transactional and regulatory issues, including data privacy and cybersecurity and breach response issues across various jurisdictions (including the U.S., E.U., and Asia). Ms. Smith is also renowned for superior advisement on crisis issues and, as a result, is regularly sought after by corporate board members and the C-suite. Prior to joining Paul Hastings, Ms. Smith served as Chief Counsel to Chairman Julius Genachowski at the Federal Communications Commission from 2009 to 2013, before which she was Vice President and General Counsel of Washington Post Digital and served in various other leadership positions from 2002 to 2009.

Ms. Smith also currently serves as a member of the Board of Directors of Cable One, Inc., a broadband communications provider.

She is also Vice Chair of the Northwestern University’s Law School board and a member of the University of Maryland’s Journalism School board. Ms. Smith holds a Bachelor of Arts degree from the University of South Carolina and a Juris Doctor from the Northwestern University Pritzker School of Law.

The Board believes Ms. Smith’s qualifications to sit on our Board of Directors include her extensive management and leadership experience, broad exposure to cybersecurity matters, experience as a director serving on other public company boards, reputation for her business acumen, and her extensive experience advising on media, data privacy, and technology matters., and her extensive experience advising on media, data privacy, and technology matters.

Ondrej Vlček	Director Age: 48
Director Since: 2022 Independent: No Other Current Public Boards: • None Other Public Boards in the Last Five Years: • None
Ondrej Vlcek previously served as the President of Gen from September 2022 until June 2024. Prior to this, he served as the CEO of Avast from July 2019 until September 2022, having also served as President of Avast Consumer, the largest business within the company, and directed the development of Avast’s artificial intelligence-based cloud security network. Mr. Vlcek was also a key member of the executive team that took the company public on the London Stock Exchange in May 2018.

Previously, he held the combined position of Executive Vice-President & General Manager, Consumer, and Chief Technology Officer at Avast from 2014 to 2018. In this role, he led Avast’s transformation from a traditional PC antivirus vendor to the leading provider of a full portfolio of protection, privacy, and performance products for consumers.

Prior to that, Mr. Vlcek was chief developer, heading the team that developed one of the first ever antivirus programs for Windows. Mr. Vlcek holds an MS in Mathematics from Czech Technical University in Prague. He is a recognized industry speaker having delivered keynotes at several high-profile events including RSA, Web Summit, Black Hat and SXSW.

The Board believes Mr. Vlcek’s qualifications to sit on our Board of Directors include his extensive technical, business, and leadership experience in the technology industry and his depth of knowledge and experience regarding Avast products. He also has significant experience as a leader during strategic transformations in large company’s lifecycles. The Board believes his extensive management experience, broad international exposure and emerging market experience and innovation and technology experience, including through his service as Chief Executive Officer of technology companies, make him a valuable member of our Board.

Gen™ 2025 Proxy   | 31

Proposal No. 1 —  Election of Directors
Board Demographics*

Total Number of Directors	9
Gender:	Male	Female
Number of directors based on gender identity	5	4
Number of directors who identify in any of the categories below:
African American or Black	0	1
Asian	0	1
White	5	2
LGBTQ+	1

*	Based on our current Board composition as of July 18, 2025 after Frank Dangeard resigned.
Director Compensation
Director Compensation Highlights
•	Fees for committee service and service on the Board
•	Emphasis on equity in the overall compensation mix
•	Full-value equity grants with time-based vesting
•	No performance-based equity awards or perquisites
•	Robust stock ownership guideline
•	Stockholder approved annual limit on non-employee director compensation
•	Policies prohibiting hedging and pledging by our directors
The policy of the Board is that the compensation for non-employee directors should be a mix of cash and equity-based compensation. Non-employee directors may not receive consulting, advisory or other compensatory fees from Gen for their services. The Compensation and Leadership Development Committee, which consists solely of independent directors, has the primary responsibility to review and consider any revisions to director compensation.
Annual Fees: Pursuant to our amended and restated non-employee director compensation policy, non-employee directors were entitled to the following cash retainers for FY25.

2025 Annual Retainers:
All Non-Employee Directors	$50,000
Independent Chair	$100,000
Audit Committee Chair	$15,000
Compensation and Leadership Development Committee Chair	$15,000
Nominating and Governance Committee Chair	$12,500
Technology and Cybersecurity Committee Chair	$10,000
Audit Committee Membership	$15,000
Compensation and Leadership Development Committee Membership	$10,000
Nominating and Governance Committee Membership	$7,500
Technology and Cybersecurity Committee Membership	$5,000

Committee chairs are entitled to receive the committee membership retainer in addition to the committee chair retainer. As of June 2025, the Technology and Cybersecurity Committee was dissolved, and no additional fees shall be paid to the former members of the Technology and Cybersecurity Committee for FY26.
32 |   Gen™ 2025 Proxy

Proposal No. 1 —  Election of Directors
Additionally, as of July 2025, Mr. Dangeard resigned as the Chair and Ms. Barsamian was appointed as the Lead Independent Director. Ms. Barsamian will be paid $100,000 annually as the Lead Independent Director, prorated appropriately for FY26.
Such retainers are earned in equal portions quarterly on December 1st, March 1st, June 1st and September 1st, subject to the director’s service through each such date. Directors who join Gen after the beginning of the fiscal year receive a prorated cash payment in respect of their annual retainer fee and fees.
Each non-employee director can also elect to receive his or her annual retainer fee in the form of restricted stock units (RSUs) covering whole shares in lieu of cash payments, which will be granted on the date of the Annual Meeting of Stockholders immediately following such election (or on the date of appointment for new non-employee directors who join the Board between annual meetings) and which will vest on the same dates as the cash retainers.
Annual Equity Awards. On the date of each annual meeting of stockholders, each non-employee director is entitled to receive an annual award of RSUs having a fair market value on the grant date equal to $260,000, which will vest 100% on the earlier of the first anniversary of the date of grant and the next annual meeting of stockholders, subject to the director’s continued service through the vesting date. The amount of such grants will be prorated for directors who are appointed between annual meeting of stockholders.
Change in Control. In the event of a change in control, all unearned cash fees and unvested RSU awards granted to non- employee directors under the non-employee director compensation policy will accelerate in full.
Stock-Approved Limited on Non-Employee Directors Compensation. Our stockholder approved Gen Digital Inc. Equity Incentive Plan also provides that the aggregate value of all compensation paid or granted, as applicable, to any individual for service as a non- employee director of our Board of Directors with respect to any fiscal year, including awards granted under the Gen Digital Inc. Equity Incentive Plan and cash fees paid by us to such non-employee director, will not exceed $900,000 in total value.
Director Stock Ownership Guidelines: The Compensation and Leadership Development Committee adopted the following stock ownership guidelines for our non-employee directors to better align our directors’ interests with those of our stockholders:
•	Directors must maintain a minimum holding of company stock with a fair market value equal to ten times (10x) such director’s total annual cash retainer;
•
Shares owned outright (including shares held in “street name” and shares held in trust that are deemed to be beneficially owned by the non-employee director for Section  16 reporting purposes) count toward the holding minimum;

•
In the event the annual retainer (or any portion thereof) is paid to a non-employee director in equity instead of cash, the value of such annual retainer for purposes of calculating the minimum holding requirement means the grant date fair value of the annual equity award (or applicable portion thereof), except unexercised stock options (whether vested or untested) will not count toward the holding minimum;

•	New directors will have five years to reach the minimum holding level; and
•	Notwithstanding the foregoing, directors may sell enough shares to cover their income tax liability on vested grants.
The stock ownership information for each of our directors is shown under the heading “Security Ownership of Certain Beneficial Owners and Management” beginning on page 39 of this proxy statement. As of June 15, 2025, all our directors had either met their stock ownership requirement or had remaining time to do so.
Gen™ 2025 Proxy   | 33

Proposal No. 1 —  Election of Directors
Fiscal 2025 Director Compensation
The following table provides information for FY25 compensation for all of our non-employee directors in FY25, except for Mr. Vlcek who served as an executive officer for a portion of the year and whose compensation is described in the Compensation Discussion and Analysis below:

	Fees Earned or Paid in Cash ($)(1)(2)(3)(5)	Stock Awards ($)(4)(5)	Total ($)
Susan P. Barsamian	85,010	259,984	344,994
Pavel Baudis	55,010	259,984	314,994
Eric K. Brandt	80,010	259,984	339,994
Frank E. Dangeard	172,507	259,984	432,491
Nora M. Denzel	80,010	259,984	339,994
Peter A. Feld	82,507	259,984	342,491
Emily Heath	80,010	259,984	339,994
Sherrese M. Smith	62,507	259,984	322,491

(1)	The aggregate full grant date fair value for each directors’ annual stock award and retainer fee elected to be paid in stock was calculated in accordance with FASB ASC Topic 718.
(2)	Represents non-employee director annual retainer and committee fees earned and paid in quarterly installments on June 1, 2024, September 1, 2024, December 1, 2024, and March 1, 2025.
(3)
In lieu of cash, non-employee directors may elect to receive their annual retainer fee of $50,000 in the form of RSUs. In FY25, Mr. Dangeard, Mr. Feld, and Ms. Smith each received 1,930 RSUs on September 10, 2024, with a per share fair value of $25.90, an aggregate grant date fair value of $49,987, and which vested in four equal installments on December 1, 2024, March 1, 2025, June 1, 2025 and September 1, 2025, respectively.

(4)
Annual awards granted to each non-employee director for 10,038 RSUs on September 10, 2024, with a per share fair value of $25.90, an aggregate grant date fair value of $259,984, and vests 100% at the Annual Meeting.

(5)	Unvested and outstanding RSUs as of March 28, 2025:

Number of RSUs Outstanding and Unvested (#)
Susan P. Barsamian	10,038
Pavel Baudis	10,038
Eric K. Brandt	10,038
Frank E. Dangeard	11,003
Nora M. Denzel	10,038
Peter A. Feld	11,003
Emily Heath	10,038
Sherrese M. Smith	11,003

Certain Changes Beginning in Fiscal Year 2026
On June 13, 2024, Ondrej Vlcek transitioned from Gen and departed from his role as President of Gen but continues to serve as a member of the Company’s Board and provide consulting services to the Company to ensure an orderly transition, and he will continue to vest in certain RSUs, which are tied to his service on the Board or service as a consultant as described in more detail in the Compensation Discussion and Analysis below. If Mr. Vlcek is elected to the Board at the Annual Meeting, he will be eligible to receive compensation under our non-employee director compensation program.
Mr. Feld and Mr. Dangeard resigned from their board positions in May 2025 and July 2025, respectively. Mr. Chrystal was appointed to the Board in May 2025.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NINE NOMINATED DIRECTORS.

34 |   Gen™ 2025 Proxy

Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 2

The Audit Committee has appointed KPMG LLP (KPMG) as our principal independent registered public accounting firm to perform the audit of our consolidated financial statements for fiscal year 2026. As a matter of good corporate governance, the Audit Committee has decided to submit its selection of independent audit firm to stockholders for ratification. If this appointment of KPMG is not ratified by a majority of the shares of common stock present or represented at the Annual Meeting and entitled to vote on the matter, the Audit Committee will review its future selection of KPMG as our independent registered public accounting firm.
The Audit Committee first approved KPMG as our independent auditors in September 2002, and KPMG audited our financial statements for FY25. Representatives of KPMG are expected to attend the Annual Meeting with the opportunity to make a statement and respond to appropriate questions from stockholders present at the Annual Meeting with respect to this proposal.
Principal Accountant Fees and Services
We regularly review the services and fees from our independent registered public accounting firm, KPMG. These services and fees are also reviewed with the Audit Committee annually. In accordance with standard policy, KPMG periodically rotates the individuals who are responsible for our audit. Our Audit Committee has determined that the providing of certain non-audit services, as described below, is compatible with maintaining the independence of KPMG.
In addition to performing the audit of our consolidated financial statements, KPMG provided various other services during fiscal years 2025 and 2024. Our Audit Committee has determined that KPMG’s provisioning of these services, which are described below, does not impair KPMG’s independence from Gen. The aggregate fees billed for fiscal years 2025 and 2024 for each of the following categories of services are as follows:

Fees Billed to Gen	FY25	FY24
Audit Fees(1)	$4,021,666	$5,168,954
Audit Related Fees(2)	$445,203	$—
Tax Fees(3)	$193,151	$22,006
All Other Fees	$—	$—
Total Fees	$4,660,020	$5,190,960

The categories in the above table have the definitions assigned under Item 9 of Schedule 14A promulgated under the Exchange Act, and these categories include the following components:
(1)
“Audit Fees” include fees for audit services principally related to the year-end examination and the quarterly reviews of our consolidated financial statements, consultation on matters that arise during a review or audit, review of SEC filings, statutory audits and miscellaneous work performed regarding the proxy and debt filings.

Gen™ 2025 Proxy   | 35

Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting
(2)	“Audit Related Fees” includes fees for finance due diligence work for acquisitions.
(3)	“Tax Fees” include fees for tax due diligence services in connection with acquisitions and tax compliance.
An accounting firm other than KPMG performs supplemental internal audit services for Gen. Another accounting firm provides the majority of Gen’s outside tax services.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.
All of the services relating to the fees described in the table above were approved by the Audit Committee.
36 |   Gen™ 2025 Proxy

Proposal No. 3 — Advisory Vote to Approve Executive Compensation

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 3

In accordance with Section 14A of the Exchange Act, stockholders are entitled to cast an advisory vote to approve the compensation of our named executive officers, as disclosed in this proxy statement. Accordingly, you are being asked to vote on the following resolution at the Annual Meeting:
“RESOLVED, that the compensation paid to Gen Digital Inc.’s named executive officers, as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion & Analysis, compensation tables and narrative discussion, is hereby approved.”
As described more fully in the Compensation Discussion & Analysis section of this proxy statement, we believe our named executive officers are compensated in a manner consistent with our pay-for-performance philosophy and corporate governance best practices.
The vote to approve the compensation of our named executive officers is advisory and, therefore, not binding. Although the vote is non-binding, the Compensation and Leadership Development Committee and the Board value your opinion and will consider the outcome of the vote in establishing its compensation philosophy and making future compensation decisions. Our current policy is to hold such an advisory vote each year, and we expect to hold another such advisory vote at the 2026 Annual Meeting of Stockholders.
Gen™ 2025 Proxy   | 37

Our Executive Officers
The names, ages and positions of our executive officers on July 14, 2025 are shown below.

Name	Age	Position
Vincent Pilette	53	Chief Executive Officer and President
Natalie M. Derse	48	Chief Financial Officer
Bryan Ko	54	Chief Legal Officer, Secretary and Head of Corporate Development

The Board chooses executive officers, who then serve at the Board’s discretion. There is no family relationship between any of the directors or executive officers and any other director or executive officer of Gen.
For information regarding Mr. Pilette, please refer to Proposal No. 1, “Election of Directors” above.
Ms. Derse has served as our Chief Financial Officer since July 2020. Ms. Derse previously served in numerous financial capacities with eBay, Inc., a global commerce marketplace, from July 2011 through July 2020, most recently as its Vice President and Chief Financial Officer, Global Product, Platform, Payments, Risk and Trust and previously as Vice President of Finance, Chief Audit Executive, Vice President, CFO Americas, Vice President, Americas Business Operations & General Manager Rest of Americas, and Senior Director, Global FP&A. Prior to joining eBay, Ms. Derse served in a variety of capacities at Stanley Black & Decker, Inc., a manufacturer of hand and power tools, from February 2008 through July 2011. Before that, Ms. Derse spent over ten years in numerous financial roles with General Electric Company, a global digital industrial company. Ms. Derse holds a Bachelor of Science degree in finance from the University of Dayton, Ohio.
Mr. Ko has served as our Chief Legal Officer, Secretary and Head of Corporate Affairs since January 2020. Before joining Gen, Mr. Ko served as Logitech International’s general counsel, corporate secretary and head of corporate development from January 2015 through January 2020. Prior to joining Logitech, he was general counsel and corporate secretary for Fuhu, Inc., a late-stage startup in 2014. From 2000 to 2014, he served in a variety of legal roles at Electronics For Imaging, Inc., including the last six years as general counsel and vice president of strategic relations. Prior to joining EFI, Bryan was an associate at Shearman & Sterling in the firm’s Mergers & Acquisitions and Real Property groups. He received his M.B.A. and Bachelor of Arts degrees from UC Berkeley and his J.D. from Rutgers University School of Law.
38 |   Gen™ 2025 Proxy

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information, as of July 14, 2025, with respect to the beneficial ownership of Gen common stock by (i) each stockholder known by Gen to be the beneficial owner of more than 5% of Gen common stock, (ii) each current member of the Board or director nominee, (iii) the named executive officers of Gen included in the Summary Compensation Table appearing on page 68 of this Proxy Statement and (iv) all current executive officers and directors of Gen as a group.
Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Percentage ownership is based on 615,676,153 shares of Gen common stock outstanding as of July 14, 2025. Shares of common stock subject to restricted stock units vesting on or before September 13, 2025 (within 60 days of July 14, 2025) are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of others.
Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Gen Digital Inc., 60 E. Rio Salado Parkway, Suite 1000, Tempe, Arizona 85281.
Five Percent Owners of Common Stock

	Shares Beneficially Owned
Name and Mailing Address	Number	Percent
Vanguard Group Inc.(1) PO Box 2600, V26, Valley Forge, PA 19482-2600	70,109,802	11.4%
BlackRock, Inc.(2) 50 Hudson Yards, New York, NY 10001	54,829,148	8.9%
PaBa Software s.r.o.(3) Brabcova 1159/2 Praha, 147 00 Prague 4, Czech Republic	49,816,185	8.1%
FMR LLC(4) 245 Summer Street, Boston, MA 02210	34,353,768	5.6%

(1)	Based solely on a Schedule 13F filing made by Vanguard Group Inc on May 9, 2025.
(2)	Based solely on a Schedule 13F Filing made by Blackrock, Inc. on May 2, 2025.
(3)	Based solely on a Schedule 13D Filed on July 28, 2023. Mr. Baudis is the sole owner of PaBa Software s.r.o. and has full voting and dispositive power.
(4)	Based solely on a Schedule 13F filing made by FMR LLC on May 12, 2025.
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Security Ownership of Certain Beneficial Owners and Management
Security Ownership of Executive Officers and Directors

	Shares Beneficially Owned
Name	Number	Percent
Pavel Baudis(1)	49,843,940	8.1%
Ondrej Vlcek(2)	4,217,890	*
Vincent Pilette(3)	2,192,343	*
Bryan S. Ko	464,719	*
Natalie M. Derse	269,347	*
Frank E. Dangeard(4)	185,299	*
Susan P. Barsamian(5)	91,063	*
Eric K. Brandt(6)	69,684	*
Sherrese M. Smith(7)	63,364	*
Emily Heath(8)	58,380	*
Nora M. Denzel(9)	34,860	*
John C. Chrystal(10)	2,901	*
All Current Directors and Executive Officers as a Group (12 Persons)	57,493,790	9.3%

*	Less than 1%
(1)
Includes 10,038 shares issuable upon the settlement of RSUs vesting on September 10, 2025 and 49,816,185 shares beneficially owned by PaBa Software s.r.o., of which Mr. Baudis is the sole owner and is deemed to have full voting and dispositive power.

(2)	Includes 302,000 shares of common stock held by the Vlcek Family Foundation for which Mr. Vlcek exercises voting and dispositive power.
(3)	Includes 103,000 shares held by the VPJW Revocable Trust and 517,477 shares held by the VPJW Exempt Gift Trust, both for which Mr. Pilette exercises voting and dispositive power.
(4)	Includes 11,003 shares issuable upon the settlement of RSUs vesting on September 1, 2025 and September 10, 2025.
(5)
Includes 10,038 shares issuable upon the settlement of RSUs vesting on September 10, 2025 and 81,025 shares held by the Romans-Barsamian Revocable Trust for which Ms. Barsamian exercises voting and dispositive power.

(6)	Includes 10,038 shares issuable upon the settlement of RSUs vesting on September 10, 2025 and 59,646 shares held by The Brandt Family Trust for which Mr. Brandt exercises voting and dispositive power.
(7)	Includes 11,003 shares issuable upon the settlement of RSUs vesting on September 1, 2025 and September 10, 2025.
(8)	Includes 10,038 shares issuable upon the settlement of RSUs vesting on September 10, 2025.
(9)	Includes 10,038 shares issuable upon the settlement of RSUs vesting on September 10, 2025.
(10)	Includes 2,901 shares issuable upon the settlement of RSUs vesting on September 10, 2025.
40 |   Gen™ 2025 Proxy

Executive Compensation and Related Information
Compensation Discussion & Analysis
This compensation discussion and analysis (CD&A) provides an overview of our executive compensation philosophy, our fiscal year 2025 (FY25) executive compensation program, and the FY25 compensation decisions made by the Compensation Leadership and Development Committee (Compensation and Leadership Development Committee) with respect to the executive officers who are identified in the “Summary Compensation Table” below (NEOs):
NEOs

Named Executive Officer	Title
Vincent Pilette	Chief Executive Officer (CEO) and President
Natalie Derse	Chief Financial Officer (CFO)
Bryan Ko	Chief Legal Officer, Corporate Secretary and Head of Corporate Affairs
Ondrej Vlcek(1)	Former President

(1)
During FY25, on June 13, 2024, Mr. Vlcek transitioned from Gen and departed from his role as President, but continued to serve as a member of the Board and provide consulting services to the Company to ensure an orderly transition.

Executive Compensation Summary
About Gen
We are a global company powering Digital Freedom with a family of trusted brands including Norton, Avast, LifeLock and more. Our cyber safety portfolio provides protection across three key categories in multiple channels and geographies, including security and performance, identity protection, and online privacy. Leveraging our technology platforms, we integrate software and service capabilities within these three categories into comprehensive and easy-to-use products and solutions across our brands. We bring award-winning products and services in cyber safety, covering security, privacy, identity protection and financial wellness to approximately 500 million users in more than 150 countries, empowering them to live their digital lives safely, privately, and confidently today and for generations to come.
FY25 Executive Compensation at a Glance
In FY25, our Compensation and Leadership Development Committee approved an executive compensation program that was intended to drive long-term value creation for our combined company and our stockholders and reward actual performance for both short-term and long-term objectives, with commensurate payouts for extraordinary performance. We continued to value the importance of being a responsible business, given our global customer base, and our Compensation and Leadership Development Committee again incorporated responsible business related metrics into our annual incentive plan.
Our stockholders have provided high levels of support for our executive compensation program. At our 2024 Annual Meeting of Stockholders, the vote on the fiscal year 2024 compensation of our named executive officers passed with approximately 95% of the total votes cast (for or against). We believe this support reflects our strong pay-for-performance alignment, our commitment to reflecting best governance practices in our
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Executive Compensation and Related Information
compensation program, and our active engagement and open dialogue with our stockholders. The Compensation and Leadership Development Committee regularly takes feedback received from stockholders into consideration when making decisions regarding our executive compensation program.
Our Compensation Philosophy

Drive Business Success	Our executive compensation program is designed to drive our success as a market leader in cybersecurity, privacy, identity, and financial wellness.
Pay for Performance
Our focus is to reward for outstanding company and individual performance, team success, and quantitative results that drive our short- and long-term company objectives; we aim to closely align the majority of our executive officers’ overall target total compensation via long-term performance-based incentives.

Attract and Retain	We aim to attract and retain high performing and talented executive officers while maximizing long-term stockholder value.
Balancing and Aligning Interests with Stockholders
Equity awards with multi-year vesting and performance requirements help align our executive officers’ pay with the creation of long-term stockholder value. In addition, we are sensitive to how equity investments will impact our cost structure and stockholder dilution.

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Executive Compensation and Related Information
FY25 Performance Highlights and Pay for Performance Alignment
In FY25, we delivered another year of profitable growth, as reflected in the table below. We expanded operating margin and EPS as we scaled topline and profitability with operational discipline and a balanced capital allocation approach, returning capital to shareholders and driving shareholder value. Our FY24 cash flow was increased by an $899 million income tax refund related to the filing of our fiscal 2023 tax return.

We also saw strong results with respect to our key performance metrics, as we increased direct customer count, bookings, retention rate, and average revenue per user (ARPU) year-over-year. Please note that our FY24 bookings growth reflects the impact of an additional five and a half months of bookings contribution from the Avast plc acquisition, which occurred in September 2022 (Avast Merger).
Since the closing of the Avast Merger, we have increased our direct customer base to over 40 million, overall annual ARPU by over $3, and our overall retention rate by two points. Each of these improved key performance metrics is a testament to the increased value we are providing our customers with our expanded product portfolio offerings and channel distribution.

Gen™ 2025 Proxy   | 43

Executive Compensation and Related Information
We believe that the compensation received by our NEOs for FY25 reflects our performance and accomplishments during the past year as well as the rigor of our performance goals. The following table presents a summary of the performance-based components of our FY25 executive compensation program and FY25 compensation decisions related to prior fiscal year compensation programs.

Component(1)	Metric	Achievement of target or application of modifier	Executive Officer Funding
FY25 Executive Annual Incentive Plan (EAIP)	100% based on FY25 bookings growth	101.1%	138%
	FY25 non-GAAP operating income threshold goal, which must be achieved prior to any payout	104.0%	Met
	Responsible business modifier (applied after determining payout based on FY25 bookings growth metric)	✔	+7%
FY25 Performance-based Restricted Stock Units	50% based on 3-year total shareholder return (TSR) relative to the Nasdaq Composite Index	NA	NA
	50% based on average bookings growth and average non-GAAP operating margin >50%	NA	NA
FY23 Performance-based Restricted Stock Units(2)	50% based on 3-year TSR relative to the Nasdaq Composite Index	68.7% Rank	175%
	50% based on average bookings growth and average non-GAAP operating margin >50%	11.7%	200%

(1)
Please see discussion in the CD&A section of this proxy statement below for more detail regarding how these metrics are calculated. We generally excluded any discussion of PRUs granted in prior fiscal years for which no compensation decisions were made in FY25 or which were earned following the completion of FY25, except we have included a brief discussion of PRUs granted in previous years under our Value Creation Program.

(2)	Achievement certified by the Compensation and Leadership Development Committee following the end of FY25.
Say-On-Pay and Stockholder Engagement
At our 2024 Annual Meeting of Stockholders, the vote on the fiscal year 2024 (FY24) compensation of our NEOs passed with approximately 95% of the votes cast (excluding abstentions).
In addition to our annual “say-on-pay” vote, we are committed to ongoing engagement with our stockholders to gain valuable insight into the issues that matter most to them and to enable Gen to address them effectively. We routinely interact and communicate with stockholders through a number of forums, including through quarterly earnings presentations, SEC filings (including the Annual Report and Proxy Statement), the Annual Meeting, our in-person Analyst Investor Day, and investor meetings, events and conferences.
During 2025, we completed investor outreach to a majority of our largest stockholders. In these meetings, we discussed matters such as Gen’s results, prospects, business model, corporate governance, and executive compensation programs and goal settings and metrics. Following these meetings, we shared stockholder feedback and trends and developments about corporate governance, responsible business matters, executive compensation and other issues with our Board, our Compensation and Leadership Development Committee and our Nominating and Governance Committee, as we seek to enhance our corporate governance and executive compensation program and improve our disclosures.
Additionally, accountability to our stockholders continues to be an important component of the Company’s success. We take accountability seriously and seek feedback through stockholder engagement to understand investor views and preferences.
Following our discussions with investors this year, we determined not to make any changes to our corporate governance practices in FY25. We also determined it to be appropriate for the FY25 compensation program to maintain many of the same elements as our FY24 compensation program, except in the case of our FY25 executive annual incentive plan, in which we eliminated non-GAAP operating income as a weighted metric (this metric continues in the FY25 plan as a threshold gate) and increased the weighting of the bookings growth metric from
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Executive Compensation and Related Information
50% to 100%. This change was made to help refocus and drive our Executives to deliver on increasing profitable growth, rather than the initiative to realize promised cost synergies related to the Avast Merger in FY24. We look forward to continued engagement and dialogue with our stockholders to better meet their needs and expectations.
Our Executive Compensation Program Continues to Reflect Best Governance Practices
Our Compensation and Leadership Development Committee designed our FY25 compensation program to be consistent with leading corporate governance and executive compensation practices:
What We Do

At risk pay	The majority of pay for our CEO and other NEOs is at risk and/or performance-based.
Link to results
Our short-term incentive compensation is linked directly to our financial results and may be modified by performance against certain responsible business metrics. A significant portion of our long-term incentive compensation is linked directly to multi-year financial results and relative TSR.

Predetermined goals	We reward performance that meets our short- and long-term predetermined goals.
Capped payouts	We cap payouts under our incentive plans to discourage excessive or inappropriate risk taking by our NEOs.
Peer group	We reference a relevant peer group and reevaluate the peer group annually.
Ownership guidelines	We have robust stock ownership guidelines for our executive officers and directors.
Clawback policy	We have a comprehensive “clawback” policy, applicable to all performance-based compensation granted to our executive officers.
Double-trigger acceleration	We only provide for “double-trigger” change-in-control payments and benefits for our executive officers.
Capped severance
We do not provide for any potential cash severance payments that exceed more than 1x our executive officers’ base salary and target bonus, and we maintain a policy requiring stockholder approval of any cash severance benefits exceeding 2.99 times the sum of an executive officer’s base salary plus target bonus.

Independent consultant	Our Compensation and Leadership Development Committee retains an independent compensation consultant.
Say-on-pay	We hold an annual advisory vote on named executive officer compensation.
Stockholder engagement	We seek feedback on executive compensation through stockholder engagement.
Minimum vesting	We require one-year minimum vesting on all stock award grants to employees, with very limited exceptions.

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Executive Compensation and Related Information
What We Don’t Do

No performance, no pay	We do not pay performance-based cash or equity awards for unsatisfied performance goals.
No minimum payouts	Our compensation plans do not have minimum guaranteed payout levels.
No automatic increases	We do not provide for automatic salary increases or equity award grants in offer letters or employment agreements.
No short sales, hedging	We do not permit short-sales, hedging or pledging of our stock.
No golden parachutes	We do not provide “golden parachute” excise tax gross-ups.
No excessive severance	We do not provide excessive severance payments.
No SERPs	We do not provide executive pension plans or SERPs.
No excessive perks	We do not provide excessive perquisites.
No repricing	We do not permit the repricing or cash-out of stock options or stock appreciation rights without stockholder approval.
No unvested dividends	We do not permit the payment of dividend or dividend equivalents on unvested equity awards.

Compensation Components

FY25 Component	Form of Compensation	Performance Period	Metrics and Performance Criteria	Details
Base Salary	Cash	Annual	NEO base salary changes reviewed annually by CEO & Compensation and Leadership Development Committee (only the Compensation and Leadership Development Committee for CEO changes)	Page 50
Executive Annual Incentive Plan	Cash	Annual	100% based on Bookings growth with FY25 non-GAAP operating income threshold goal, which must be achieved prior to any payout. Final payout subject to a responsible business modifier -/+10%.	Page 50
Annual Equity Incentive Awards	Performance-based Restricted Stock Unit (PRUs)	Vests at the end of a three-year period	50% of PRUs vest in full at end of FY27 based on achievement of our 3-year relative TSR versus the Nasdaq Composite Index.	Page 53
50% of PRUs vest in full at end of FY27 based on average bookings growth and average non-GAAP operating margin >50% over a multi-year period.
	Restricted Stock Unit (RSUs)	Vests annually over three years	Service and time-based vesting.	Page 55

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Executive Compensation and Related Information
Appropriate Pay Mix
Our FY25 compensation philosophy is designed around “pay-for-performance” so that a large portion of our NEOs’ total target direct compensation is “at-risk” and performance-based. In determining the mix of the various reward elements and the value of each component, the Compensation and Leadership Development Committee considered the executive’s role, the competitiveness of the market for executive talent, company performance, individual performance, internal pay equity, historical compensation, and retention concerns. Executive officers generally have a greater portion of their compensation at risk through short- and long-term incentive programs than the rest of our employee population because of their relatively greater responsibility and ability to influence Gen’s performance.
From time to time, special business conditions, such as a highly competitive talent market and acquisitions that create unique business needs, may warrant additional compensation, such as equity awards to properly incentivize and retain executive officers. In FY25, we did not grant any equity awards outside of normal executive compensation incentive programs to our NEOs.
As illustrated by the following charts, for FY25, approximately 95% of our CEO’s annual target total direct compensation was at-risk and approximately 60% is performance-based, and on average approximately 91% of our other named executive officers’ annual target total direct compensation opportunity was at-risk, and approximately 58% is performance-based.

*	EAIP is reflected at target and does not reflect the actual payout. PRUs and RSUs are reflected at their grant date fair value.
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Executive Compensation and Related Information
CEO Compensation and Performance Alignment
The Compensation and Leadership Development Committee takes seriously its responsibility to maintain appropriate pay for performance alignment, and believes the compensation received by our NEOs for FY25 reflects our performance and accomplishments this past year as well as the rigor of our performance goals. We set rigorous short- and long-term incentive goals and use equity awards to ensure executive compensation is aligned with stockholder value creation, as illustrated in the chart below, which shows the relationship between our CEO’s target compensation and his realizable pay for FY25. Our CEO’s realizable pay increased due to an increase of our stock price and an improvement in our operational performance.

*
“Target Pay” is the sum of (a) our CEO’s salary rate for FY25, (b) his FY25 target annual cash incentive award opportunity, and (c) the grant date fair value of his long-term incentive compensation awards granted in FY25.

**
“Realizable Pay” is the sum of (a) our CEO’s salary earned for FY25, (b) his annual incentive award earned for FY25, (c) the value of his RSUs granted in FY25, are valued based on our closing stock price on March 28, 2025, the last trading day of FY25, multiplied by the number of unvested RSUs, and (d) the value of PRUs granted in FY25 are valued based on the target number of shares multiplied by our closing stock price on March 28, 2025. This value will fluctuate over time and does not represent what the CEO received as of the end of FY25.

Base Salary

Philosophy	Provide fixed compensation to attract and retain key executives.
Considerations
Key executives’ salaries reviewed and set annually by the CEO & Compensation and Leadership Development Committee (or just the Compensation and Leadership Development Committee with respect to CEO salary).

Role and responsibilities, past and anticipated future contributions, positioning relative to our compensation peer group, internal pay equity and our overall salary budget.
Annual salary review by CEO for other executives.

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Executive Compensation and Related Information
Annual Cash Incentive Award

Philosophy
Establish appropriate, market competitive, short-term performance measures to help drive future growth and profitability, and support accountability and progress towards our responsible business goals.

Reward achievement of short-term performance measures consistent with financial plan and responsible business strategy.
Target Amount Considerations	Role and responsibilities, past and anticipated future contributions, positioning relative to our compensation peer group and internal pay equity.
Desired market position for each NEO.
Award Design Considerations
We believe program metrics strongly correlate with stockholder value creation, are transparent to investors, balance growth and profitability, and reflect our mission to increase global representation of our underrepresented groups at all levels.

Metrics are established based on a range of inputs, including short-term growth objectives for our products, external market economic conditions, the competitive environment, our internal budgets and market expectations, and our talent management strategy.

Financial and operating performance payout curves set to substantially drive increased customer subscriptions and profit in accordance with our FY25 financial plan.
Performance Conditions	Bookings growth and non-GAAP operating income targets, with a modifier (+/- 10%) based on progress towards multi-year responsible business goals.
See Annex A for the definition of bookings and a reconciliation of non-GAAP operating income to GAAP operating income.

Annual Equity Incentive Awards

Philosophy	Establish appropriate, market competitive, performance measures to substantially drive future short- and long-term growth and profitability.
Multi-year vesting and performance requirements help align our NEOs’ pay with the creation of long-term shareholder return.
Provide meaningful and appropriate incentives for our long-term success to attract and retain talent in a highly competitive market.
Reward NEOs for creating stockholder value over the long term.
Grant Mix	Equity awards are a mix of PRUs and RSUs, with PRUs comprising the majority.
Target Amount Considerations
NEO’s role and responsibilities, past and anticipated future contributions, the NEO’s past award amounts and the amount of unvested equity held by the NEO, positioning relative to our compensation peer group, internal pay equity and gains recognizable by the NEO from equity awards made in prior years.

Award Design Consideration	NEOs should be incentivized to drive long-term financial performance, including share price appreciation.
Metrics should align with long-term financial and operational goals and balance top-line growth with profitability.
There should be a relative performance measure that should reflect representation of the potential opportunity cost of investing in Gen versus other Nasdaq companies.
Attract and retain valuable NEOs.
Vesting Conditions	50% of PRUs vest in full at end of FY27 based on achievement of 3-year relative TSR versus the Nasdaq Composite Index.
50% of PRUs vest in full at end of FY27 based on average bookings growth and average non-GAAP operating margin >50% over a three-year period (FY25 to FY27).
RSUs are time-based and vest annually over three years: (33%/33%/34%).

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Executive Compensation and Related Information
Base Salary
The following table presents each NEO’s annual base salary for FY25. There was no increase in the base salaries of our NEOs in FY25 as compared to FY24.

Named Executive Officer	FY25 Annual Salary ($)
Vincent Pilette	950,000
Natalie Derse	600,000
Bryan Ko	530,000
Ondrej Vlcek(1)	738,989

(1)	Mr. Vlcek departed from his role as President on June 13, 2024. Amount represents his base salary rate for FY25 prior to his departure.
All NEOs remained at the same level of base salary as they received in FY24.
Executive Annual Incentive Plan (EAIP)
The following table presents each NEO’s target i for FY25 under the FY25 Executive Annual Incentive Plan (the FY25 EAIP) expressed as a percentage of base salary. There was no increase in the target incentive opportunities of our NEOs in FY25 as compared to FY24.

Named Executive Officer	FY25 Individual Incentive Target (%)	FY25 Target ($)
Vincent Pilette	125	1,187,500
Natalie Derse	100	600,000
Bryan Ko	80	424,000
Ondrej Vlcek(1)	100	738,989

(1)
Mr. Vlcek departed from his role as President on June 13, 2024. Amount represents his target incentive opportunity for FY25 prior to his departure. Following his departure, Mr. Vlcek ceased to eligible in the EAIP and did not earn an EAIP payout.

The actual payout amount for each NEO under the FY25 EAIP was determined using the same formula as in FY24, with two key changes: the weight of the Bookings Growth metric was increased from 50% to 100%, and non-GAAP Operating Income was removed as a weighted metric—though it remains as a threshold gate in the FY25 plan. These adjustments were made to sharpen executive focus on accelerating growth after realizing the cost synergies realized from the Avast merger in FY24.

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Executive Compensation and Related Information
Executive Annual Incentive Plan — Company Performance Metrics
The Compensation and Leadership Development Committee selected company performance metrics under the FY25 EAIP to create strong alignment between company performance and NEO annual incentive payouts.

Measure	Definition	Purpose
Bookings Growth (weighted 100%)	“Bookings,” as described in “Annex A — Reconciliations” in this proxy statement.	Bookings aligns to Gen’s growth objectives by incentivizing our executives to drive new customer subscriptions.
Non-GAAP Operating Income (Threshold Goal Prior to Any Payout)	“Non-GAAP operating income,” as described in “Annex A — Reconciliations” in this proxy statement.	Non-GAAP operating income aligns to our long-term business model to increase Gen’s profitability.

If the FY25 non-GAAP operating income threshold goal was attained, any payout under the FY25 EAIP would then be determined based on bookings growth achievement, subject to adjustment upwards or downwards for each NEO by up to 10% based on progress made towards certain responsible business goals. While the non-GAAP operating income threshold goal needed to be achieved for the NEOs to receive an EAIP payout, achievement of non-GAAP operating income in excess of the threshold goal did not impact the EAIP corporate funding percentage and the bookings growth threshold goal also had to be achieved in order for the EAIP to be funded. Both the threshold and target booking goals were set above prior year results and the maximum possible payout for the FY25 EAIP was limited to 200% regardless of the responsible business modifier.

	Bookings Percent of Plan(1)	Funding (%)
Threshold	95%	0%
Target	100%	100%
Max	103%	200%

(1)	Funding based on linear interpolation for performance between threshold and target and target and maximum performance. We do not disclose actual dollar performance goals for competitive reasons.
Executive Annual Incentive Plan — Company Results
For FY25, the Compensation and Leadership Development Committee approved bookings achievement of 101.1% of plan and approved operating income threshold equivalent to FY24 Non-GAAP operating profit dollars, which resulted in funding at 138% overall. The following graph shows the threshold, target, and maximum payouts under the FY25 EAIP, along with actual company performance and funding.

In addition to our bookings growth metric and non-GAAP operating metric achievement, the EAIP had a +/- 10% responsible business modifier that could be applied to the final EAIP payout at the discretion of the CEO & Compensation and Leadership Development Committee, which was based on the achievement against certain responsible business goals that were focused on improving representation, and each NEO’s contributions toward such goals.
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Executive Compensation and Related Information
Given our demographics in FY25, and considering the overall business performance of the Company and our NEOs, the Compensation and Leadership Development Committee approved a 7% responsible modifier to be applied to all NEOs final FY25 EAIP payout. The Compensation and Leadership Development Committee has determined that in light of evolving business priorities, the FY26 EAIP modifier will not be based on representation goals but will instead be based on other responsible business priorities.
Executive Annual Incentive Plan — FY25 Payout Results

NEO	Base Salary ($)	Annual Incentive Target (%)	Company Performance Funding Achievement (%)	Responsible Business Modifier (%)(+/-)	Individual Payout Amount ($)
Vincent Pilette	950,000	125	138	7	$1,721,875
Natalie Derse	600,000	100	138	7	$870,000
Bryan Ko	530,000	80	138	7	$614,800
Ondrej Vlcek		0	0	0

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Executive Compensation and Related Information
Equity Incentive Awards
Annual Equity Incentive Awards  —  Overview
The primary purpose of our annual equity incentive award program is to align the interests of our NEOs with those of our stockholders by rewarding the NEOs for creating stockholder value over the long term. By compensating our NEOs with annual equity incentive awards, our NEOs have an opportunity to realize a stake in Gen’s financial future. The gains realized in the long term depend on our NEOs’ ability to drive the financial performance of Gen and our share price performance.
When granting annual equity incentive awards to NEOs, we consider their role and responsibilities, past and anticipated future contributions, the NEO’s past award amounts and the amount of unvested equity held by the NEO, positioning relative to our compensation peer group, internal pay equity and gains recognizable by the NEO from equity awards made in prior years.
The Board and the Compensation and Leadership Development Committee believed that for the FY25 annual equity incentive award program, a mix of PRUs and RSUs continued to be the appropriate annual long-term equity incentive for NEOs.
All NEOs received 60% of the value of their target annual equity incentive award in the form of PRUs and 40% being in the form of RSUs. This mix is a common practice among the external market and our FY25 peer group, and we believe that such a mix will motivate our NEOs to contribute to our long-term success and stock price appreciation while also encouraging long-term retention.

Annual Equity Incentive Awards — FY25 Performance-based Restricted Stock Units
In FY25, each of our NEOs received a grant of FY25 PRUs, which vest based on the achievement of two equally weighted metrics:
•	Three-year relative TSR measured against the Nasdaq Composite Index; and
•	Three-year Average Bookings Growth Percentage plus Average non-GAAP Operating Margin Percentage Greater than 50% ending April 2, 2027.
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Executive Compensation and Related Information
In FY25, we maintained a blended bookings growth and non-GAAP operating margin goal to reflect the view that we should balance sustained topline growth with profitability. The table and charts below provide more information regarding our FY25 PRU design:

Metric	Measurement Period	Metric Objective (50% of Target)	Vesting Conditions
3-year relative TSR vs. Nasdaq Composite Index	FY25-FY27	Measures our long-term performance against companies in the Nasdaq to drive enterprise value creation.	Earned portion vests at end of FY27.
3-year Bookings Growth Plus Average Non-GAAP Operating Margin Points >50%(1)(2)	Measured over last three-years of FY25-FY27	Measures average bookings growth and average non-GAAP operating margin growth over 50% as measured over a multiple year period to drive topline growth as well as profitability.	Earned portion vests at end of FY27.

(1)	For example, if achievement of average bookings growth is 3% and average non-GAAP operating margin for the performance period is 55%, final achievement equates to 8% (3% + (55-50%, or 5%)).
(2)	“Non-GAAP operating margin” is determined as described in “Annex A — Reconciliations” in this proxy statement.
FY25 PRU Design — TSR Component

FY25 PRU Design — Bookings Growth Plus Average Non-GAAP Operating Margin Component

Mr. Pilette, Ms. Derse, Mr. Ko were granted their PRUs by the Compensation and Leadership Development Committee in May 2024. As described in more detail below under the heading “Vlcek Departure,” in connection with Mr. Vlcek’s departure from his role as President, Mr. Vlcek’s was not granted any PRU awards in May 2024.
The Board and the Compensation and Leadership Development Committee believe that TSR promotes stockholder alignment and creates an unambiguous link between the compensation of our NEOs to long-term enterprise value creation since this metric is directly linked to our long-term TSR relative to the Nasdaq Composite Index. The Board and the Compensation and Leadership Development Committee, based on input from its compensation consultant, concluded that the use of the Nasdaq Composite Index was an appropriate benchmark given the broad-based nature of the index, the inclusion of Gen in the index, and because the Nasdaq Composite Index represents a broad representation of the potential opportunity cost of investing in Gen from an investor’s perspective.
The Board and the Compensation and Leadership Development Committee also believed that given the strategic importance of balancing sustained topline growth with profitability, implementing a 3-year plan using 3-year average bookings growth and average non-GAAP operating margin goal measured at the end of fiscal year 2027 (FY27) would help us remain focused on long-term success.
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Executive Compensation and Related Information
Achievement under the FY25 PRUs will not be certified by the Compensation and Leadership Development Committee until the end of FY27 and each participating NEO must remain in service through the end of the performance period. The following charts present the threshold, target and maximum performance levels and payouts of the relative TSR, bookings and non-GAAP operating margin goals:

The following table summarizes the PRU awards granted to our NEOs in FY25.

NEO	FY25 PRU Award Amount (#)	FY25 PRU Grant Date Fair Value ($)
Vincent Pilette	206,259	$8,541,185
	206,259	$4,838,836
Natalie Derse	71,124	$2,945,245
	71,124	$1,668,569
Bryan Ko	56,899	$2,356,188
	56,899	$1,334,851

Annual Equity Incentive Awards — FY25 Restricted Stock Units
RSUs represent the right to receive one share of Gen common stock for each vested RSU upon the settlement date, subject to continued employment through each vesting date. Mr. Pilette, Ms. Derse, Mr. Ko were granted their RSUs by the Compensation and Leadership Development Committee in May 2024. The RSUs were granted for long-term retention purposes as they provide a payout opportunity to the NEOs only if they remain employed through the applicable vesting dates, which extend over multiple years, and because the payout opportunity is directly linked with stockholder value and executive efforts over a multi-year time frame. As described in more detail below under the heading “Vlcek Departure,” in connection with Mr. Vlcek’s departure from his role as President, Mr. Vlcek’s was not granted any PRU awards in May 2024. The following table summarizes the RSU awards granted to our NEOs in FY25.

NEO	FY25 RSU Award Amount (#)	Grant Date Fair Value ($)	Vesting Criteria(1)
Vincent Pilette	275,012	6,451,782	33%/33%/34%
Natalie Derse	94,832	2,224,759	33%/33%/34%
Bryan Ko	75,865	1,779,793	33%/33%/34%
Ondrej Vlcek	—	—	—

(1)	RSUs vest on each of May 1, 2025, May 1, 2026, and May 1, 2027, subject to service through the applicable vesting date.
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Executive Compensation and Related Information
Annual Equity Incentive Awards —  Previously Granted FY23 Performance-based Restricted Stock Units
In FY23, each of our NEOs, other than Mr. Vlcek, received a grant of FY23 PRUs which vested at the end of FY25. The FY23 PRUs vested based on the achievement of two equally weighted metrics:
•	Three-year relative-TSR measured against the Nasdaq; and
•	Three-year plan measuring Average Bookings Growth Percentage plus Average non-GAAP Operating Margin Percentage Greater than 50% over the last two-fiscal year period ending March 28, 2025.

Metric	Measurement Period	Metric Objective (50% of Target)	Actual Performance	% Of Target Achievement
3-year relative TSR vs. Nasdaq	FY23-FY25	Measures our long-term performance against companies in the Nasdaq to drive enterprise value creation.	68.73% Rank	175%
2-year Bookings Growth Plus Average Non-GAAP Operating Margin Points >50%	Measured over a two-year period from FY24-FY25	Measures average bookings growth and average non-GAAP operating margin growth over 50% as measured over a multiple year period to drive topline growth as well as profitability.	11.7%	200%
		Total Final Achievement		188%

FY23 PRU Design — TSR Component

FY23 PRU Design — Bookings Growth Plus Average Non-GAAP Operating Margin Points >50%

The following charts present the potential threshold, target and maximum performance levels and payouts of the relative TSR:

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Executive Compensation and Related Information
Following the end of FY25, the Compensation and Leadership Development Committee certified the final performance achievement of the FY23 PRUs at 188% of target, based on final Bookings Growth Plus Average Non-GAAP Operating Margin above 50% metric achievement of 200% of target and final Relative TSR metric achievement of 175%, which resulted in the release of shares to each NEO as set forth in the table below.

NEO	FY23 PRU Award Target Amount (#)	FY23 PRUs Earned (#)
Vincent Pilette	255,236	478,568
Natalie Derse	73,862	138,491
Bryan Ko	68,182	127,841

Previous Granted Equity Incentive Awards—FY22 Value Creation Program I (VCP I) (FY22-FY26)
VCP I was adopted in FY22 to align, incentivize and retain key executives in connection with the Avast acquisition, which was a key milestone in the first phase of Gen’s transformation. The first phase of the transformation strategy was focused on realizing synergies to help build technical and go-to-market capabilities, building scale, and developing a foundational platform that powers consumers’ digital freedom. During FY25, we did not grant any awards under VCP I and did not make any compensation decisions with respect to the program. The number of VCP I PRUs that may be earned during the performance period, which will end following the completion of FY26 will range from 0% to 300% of the target shares granted, based upon the Company’s share price appreciation, as measured against certain share price targets (and subject to the achievement of certain relative TSR threshold targets). For more information on VCP I, including the specific targets, please see the “Compensation Discussion and Analysis” in our proxy statement, which was filed on July 31, 2023. To date, none of the PRUs granted under VCP I have vested. As described in more detail below under the heading “Vlcek Departure,” in connection with Mr. Vlcek’s departure from his role as President, all of Mr. Vlcek’s unvested PRUs, including his VCP I award, were forfeited as of June 13, 2024.
Benefits
In addition to the compensation components described above, the following benefits are provided.

FY24 Benefit	Philosophy and Rationale
401k Plan with Company matching Health and Dental Coverage Life Insurance Disability Insurance Unlimited Time Off	Provides our NEOs with competitive broad-based employee benefits on the same terms as are generally available to the majority of our employees.
Nonqualified deferred compensation plan
Provides our U.S.-based executive officers with the opportunity to defer compensation in excess of the amounts that are legally permitted to be deferred. Prior to the start of FY24, the plan was frozen.

The plan is described further under “Non-Qualified Deferred Compensation in Fiscal 2025,” on page 72.
Reimbursement for up to $10,000 for financial planning services.
Provides financial planning assistance given the complexity of executive officer compensation and financial arrangements to allow executives to concentrate on their responsibilities and our future success.

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Executive Compensation and Related Information
Severance and Change of Control Benefits
The following table provides information regarding the severance arrangements that we have with our NEOs. Details of each individual NEO’s severance arrangements, including estimates of amounts payable in specified circumstances in effect as of the end of FY25, are disclosed in “FY25 Executive Compensation,” above and under “Potential Payments Upon Termination or Change-in-Control,” below.

Attract and Retain Executives	Intended to ease an NEO’s transition due to an unexpected employment termination or retain an NEO through a significant corporate transaction.
Align Interests with Stockholders
Mitigate any potential employer liability and avoid future disputes or litigation; retain and encourage our NEOs to remain focused on our business and the interests of our stockholders when considering or implementing strategic alternatives.

At-will Employment	The employment of our NEOs is “at will,” meaning we can terminate them at any time, and they can terminate their employment with us at any time.
Amount and Conditions for Severance
Severance arrangements should be designed to: (i) provide reasonable compensation to executive officers who leave Gen under certain circumstances to facilitate their transition to new employment and (ii) require a departing executive officer to sign a separation and release agreement acceptable to us as a condition to receiving post- employment compensation payments or benefits.

Acceleration upon Death or Disability	PRU and RSU acceleration is consistent with the practice of many of our peers and encourages our employees to remain employed with us.
Double-Trigger Acceleration	“Double-trigger” provisions promote morale and productivity and encourage executive retention in the event of a corporate transaction.
Acceleration if Awards are Not Assumed or Substituted in a Corporate Transaction
We believe that such benefits preserve the retention power of unvested equity following a change in control of the Company and also provide for a reasonable benefit in the event that awards are not continued.

Executive Severance Plan
Provides for cash severance and other benefits where the individual’s employment is terminated without cause outside of the change in control context, contingent on execution of an acceptable release.

Executive Retention Plan
Provides for double trigger acceleration of vesting of equity awards and cash severance benefits where the individual’s employment is terminated without cause, or is constructively terminated, within 12 months after a change in control, contingent on execution of an acceptable release; no “golden parachute” excise tax gross-ups.

Vlcek Departure
On June 13, 2024, Mr. Vlcek transitioned from Gen and departed from his role as President, but continues to serve as a member of the Board and provide consulting services to the Company to ensure an orderly transition. In connection with this transition, Mr. Vlcek entered into an agreement with the Company (Transition Agreement), which supersedes any prior employment agreement Mr. Vlcek previously had with the Company. Pursuant to this Transition Agreement, Mr. Vlcek will provide consulting services on various matters, including matters related to innovation and technology at the request of the Company, which will be in addition to his regular ongoing responsibilities as a member of the Board.
As compensation for these services and his service on the Board, Mr. Vlcek’s existing time-based restricted stock units excluding the Holding RSUs (as defined below) continued to vest in accordance with their applicable award agreements and the Company’s 2013 Equity Incentive Plan, as amended, until June 13, 2025. Mr. Vlcek did not receive any additional non-employee board member compensation in connection with his service as a board member during his transition period. Additionally, as of the date of his departure, all of Mr. Vlcek’s unvested PRUs and all other unvested tranches of his time-based grants described above were forfeited. Further, Mr. Vlcek previously agreed to hold for three years all Gen stock received as consideration from the Avast transaction, in return for which the Company granted time-based restricted stock units (Holding RSUs), which would only vest if he satisfies this holding requirement and provides services through the end of the holding period. The Holding RSUs will continue to vest in accordance with their terms so long as Mr. Vlcek is either a member of Gen’s Board of Directors or acts as a consultant to the Company and satisfies the holding requirement, which is contingent upon Mr. Vlcek not rescinding the Transition Agreement.
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Executive Compensation and Related Information
CERTAIN CHANGES COMING IN FY26
FY26 Value Creation Program II (VCP II) Equity Incentive Awards (FY27-FY30)
In July 2025, in conjunction with its annual compensation review process, the Board approved VCP II, a long-term value creation program for a select set of key executives of the Company who are leading the second phase of our transformation to further diversify our business and materially accelerate the growth of our trust based solutions in financial wellness and beyond. The purpose of the award is to create a direct incentivization mechanism for these executives with greatest responsibility for execution that drives performance against goals closely tied to our transformation objectives and strongly aligns executives’ pay outcomes with their ability to create sustained and substantial stockholder value creation.
The Company’s CEO and leadership team demonstrated strong strategic leadership over the course of our first phase of transformation, beginning with the creation of a consumer-focused cyber safety company in 2019 and most recently with its acquisition of MoneyLion and creation of a synergistic trust-based solutions business. Under our CEO’s leadership, the Company transformed from legacy cyber security products towards an AI-powered identity-first platform that serves as a daily cyber safety companion. As a result, the company nearly doubled revenue going from $2.4B in FY20 to $3.9B last year, and more than doubled EPS from $0.90 per share to $2.22 per share over the same period. This team’s proven track record underpins the Compensation Committee’s and Board’s conviction that this continues to be the right leadership team to lead the second phase of our transformation.
Given the incredible amount of sustained focus, effort and leadership that is now needed to navigate the Company through the second chapter of its transformation and deliver on its lofty value creation goals, the Compensation Committee, in consultation with its independent compensation consultant, external counsel and the independent members of the full Board, determined that VCP II was in the best interests of the Company and its stockholders. The VCP II encourages continuity within the leadership team in a highly competitive market for CEO and executive talent while driving execution of our business objectives.
VCP II is 100% performance-based and designed to incentivize extraordinary outperformance that significantly increases revenue on an absolute basis and rewards strong total shareholder returns on a relative basis. The performance measurement period for revenue growth commences after the completion of the existing VCP I at the end of fiscal year 2026 and spans four fiscal years (FY27 to FY30). VCP II has outsized revenue growth targets to motivate the leadership team to double the Company’s FY25 revenue by the end of FY30 and does not provide for any payout unless the Company’s revenue has increased by at least 50%. To ensure that revenue is grown in alignment with shareholder interests, the awards also utilize a relative TSR modifier which both sets the target payout level at the index 55th percentile against the Nasdaq Composite and caps payouts at target in the event the Company’s absolute TSR is negative. The awards cliff vest following the end of FY30, subject to continuous service through the vesting date.
The award size for each executive is approximately 1 times each executive’s FY26 annual equity incentive award with some variability. In determining the award size, the Compensation Committee and the independent members of the Board considered, among other things, each NEO’s role, responsibilities and performance, the holding power of each executive’s existing unvested equity awards, market data from our compensation peer group, the difficulty of achieving the revenue goals, and the fact that 100% of the awards are performance-based.
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Executive Compensation and Related Information

Philosophy and Award Design Consideration
Drive sustained and substantial stockholder value creation, as well as alignment of executive and stockholder interests, through long-term equity incentive awards with multi-year cliff vesting that are 100% performance based.

Align leadership team to deliver on the second phase of the transformation of Gen that is required to diversify its business and further develop its trust-based solutions and deliver outsized stockholder returns.

Utilize aggressive revenue hurdles to double the company’s FY25 revenue while delivering extraordinary outperformance that significantly increases total shareholder return on a relative basis.

Service requirement through the payout date, which will occur following the completion of a four-year performance period (FY27 to FY30) and nearly 5 years from the grant date, to align, motivate and retain key employees during the next phase of the company’s transformation.

Measurement period for the operational metrics will not commence until the start of FY26 after the completion of VCP I to align executives and avoid overlapping incentives.
Grant Mix	100% PRUs.
Target Amount Considerations
NEO’s role and responsibilities, past and anticipated future contributions, the NEO’s past award amounts and the amount of unvested equity held by the NEO, positioning relative to our compensation peer group, internal pay equity, the rigor of the performance targets and the at-risk nature of the 100% performance based long term grants. The award size for each executive is approximately 1 times each executive’s FY26 annual equity incentive award with some variability.

Vesting Conditions
PRUs vest in full following the completion of FY30 based on the achievement of outsized revenue growth targets that require extraordinary organic growth and/or synergistic acquisitions, subject to a modifier based on our relative TSR versus the Nasdaq Composite Index, which sets the target payout level at the index 55th percentile against the Nasdaq Composite. No compensation will be earned from this award unless one of the outsized revenue growth targets is achieved.

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Executive Compensation and Related Information
Key Compensation and Governance Policies
The following table summarizes the key compensation and governance polices applicable to our NEOs:

Policy	Considerations	Material Features
Stock Ownership Guidelines	Promote stock ownership in Gen. More closely align the interests of our executive officers with those of our stockholders.
6x base salary for CEO and President.
3x base salary for CFO.
2x base salary for other Section 16 officers.
1x base salary for CEO’s extended leadership team.
5 years from executive officer designation to comply.
During 5-year transition period, must retain at least 50% of net-settled equity award shares until ownership requirement is met.
During the 1-year period following the exercise of any option or option-like award granted to the CEO, the CEO must retain 100% of the net shares acquired from the Company pursuant to such exercise (i.e., shares remaining after deducting shares used to cover any exercise price and any applicable tax liability).
Includes shares owned outright (including shares held in “street name” and shares held in trust that are deemed to be beneficially owned for Section 16 reporting purposes), excludes stock options and unvested PRUs and RSUs. As of June 15, 2025, all continuing NEOs have reached ownership requirements or have remaining time to do so.

Anti-Hedging Policies
Permitting hedging is viewed as a poor pay program practice, as it insulates executives from stock price movement and reduces alignment with stockholders.
This policy was established in part to avoid potential or apparent conflict of interests resulting from bets against or hedges regarding our performance.

All directors and employees, including executive officers, are prohibited from short-selling company stock or engaging in transactions involving company-based derivative securities.
“Derivative Securities” are options, warrants, convertible securities, stock appreciation rights or similar rights whose value is derived from the value of an equity security, such as company stock.
This prohibition includes, but is not limited to, trading in company-based option contracts or engaging in other hedging transactions (for example, buying and/or writing puts and calls, equity swaps, collars, exchange funds, transacting in straddles and the like).
Holding and exercising options or other derivative securities granted under Gen’s equity incentive plans and holding the contingent value rights acquired in connection with Gen’s acquisition of MoneyLion are not prohibited by this policy.
Waivers may be granted with respect to arrangements that were in existence before becoming a director or employee.

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Executive Compensation and Related Information

Policy	Considerations	Material Features
Anti-Pledging Policies	Pledging raises potential risks to stockholder value, particularly if the pledge is significant.	Covered persons are prohibited from holding company securities in a margin account or pledging company securities as collateral for a loan.
Insider Trading Policy	Prohibit corporate insiders from taking advantage of material non-public information.
CEO and President and CFO are required to preclear any open market transactions with the General Counsel and are encouraged to use Rule 10b5-1 stock trading plans.
Prohibits the purchase or sale of securities while in possession of material non-public information.

Clawback Policy	Permits us to recoup performance-based cash and equity awards when such awards were not properly earned or when executives have engaged in inappropriate actions.
Applies to all executive officers. Allows recoupment of performance-based cash and equity awards if (i) we are required to restate our financial statements due to the Company’s material noncompliance with any financial reporting requirement under applicable securities laws, or (ii) an executive officer violates certain company policies, including Gen’s Code of Conduct, Financial Code of Ethics or other Company policies.

Stockholder Approval Policy for Severance Arrangements	Reflects the Compensation and Leadership Development Committee’s long-standing self-imposed limit on cash severance benefits.
The Board will seek stockholder approval, before the Company enters into any new employment agreement, severance agreement or similar arrangement with any executive officer of the Company, or before the Board or the Compensation and Leadership Development Committee establishes any new severance plan or policy covering any executive officer of the Company, in each case, that provides for cash severance benefits exceeding 2.99 times the sum of the executive officer’s base salary plus target bonus.

Approach to Determining Compensation
We are committed to the following pay philosophy and practices described below.

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Executive Compensation and Related Information
Compensation and Leadership Development Committee Decision Process
The Compensation and Leadership Development Committee generally oversees the compensation of our NEOs and our executive compensation program and initiatives. The Board will from time to time make decisions regarding the compensation of our CEO and other NEOs when such decisions do not relate to our annual executive compensation program and are tied to our overall business strategy and/or are in connection with transformative strategic transactions.
The Compensation and Leadership Development Committee typically reviews executive officer compensation, including base salary, short-term incentives and long-term incentives in the first quarter of each fiscal year. This is timed to align to the fiscal year start and to enable evaluation and incorporation of competitive market compensation levels and practices based on the most recently completed year. In connection with this review, the Compensation and Leadership Development Committee carefully considers any feedback or input it may receive from our CEO and from other sources when evaluating the performance of each executive officer. The Compensation and Leadership Development Committee then sets or in the case of our CEO makes recommendations regarding each NEO’s target total direct compensation for the (current) year as an outcome of this review and the other factors described below.
The Compensation and Leadership Development Committee has based most, if not all, of its prior compensation determinations and recommendations, including those made for FY25, on a variety of factors, including:
•	A focus on pay-for-performance
•	A total rewards approach
•	An appropriate pay mix
•	Appropriate market positioning and competitiveness
•	Avoidance of compensation arrangements that encourage excessive or inappropriate risk taking by our executive officers
•	In the case of equity awards, burn rate and dilution
•	Company performance and individual performance
•	Internal pay equity
•	Retention of Key Executive Talent
•	Gen’s financial condition and available resources
•	The accounting and cash flow implications of various forms of executive compensation
•	Our need for a particular position to be filled
•	The recommendations of our CEO (other than with respect to his own compensation)
•	The feedback of our stockholders and investors
As discussed under “Role and Independence of Compensation Consultant” below, for FY25, the Compensation and Leadership Development Committee engaged a compensation consultant and once again conducted a formal benchmarking review. In establishing compensation for our executive officers other than our CEO, the Compensation and Leadership Development Committee gives weight to the recommendations of our CEO, but final decisions about the compensation of our NEOs are made by our Compensation and Leadership Development Committee.
From time to time, special business conditions may warrant additional compensation, such as sign-on bonuses, or equity awards in connection with promotions, in recognition of significant accomplishments, or to attract, retain or incent our executive officers. In these situations, the Compensation and Leadership Development Committee or the Board, as applicable, considers and weighs our business need with the potential costs and benefits of special rewards.
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Executive Compensation and Related Information
Role and Independence of Compensation Consultant
The Compensation and Leadership Development Committee retains Compensia, Inc. (Compensia), a national compensation consulting firm, to serve as its independent compensation consultant to help the Compensation and Leadership Development Committee understand competitive compensation levels and incentive designs. Compensia was solely hired by, and reports directly to, the Compensation and Leadership Development Committee. At the Compensation and Leadership Development Committee’s discretion, Compensia:
•	attends Compensation and Leadership Development Committee meetings;
•	assists the Compensation and Leadership Development Committee in determining peer companies and evaluating compensation proposals;
•	assists with the design of incentive compensation programs; and
•	conducts compensation-related research.
In addition, at the Compensation and Leadership Development Committee’s direction, Compensia works with our Head of People and Culture and other members of management to obtain information necessary for Compensia to make their own recommendations as to various matters as well as to evaluate management’s recommendations. The Compensation and Leadership Development Committee has determined that the work resulting from Compensia’s engagement did not raise any conflicts of interest.
Competitive Market Assessments
Market competitiveness is one factor that the Compensation and Leadership Development Committee considers each year in determining or recommending an NEO’s overall compensation package, including pay mix. The Compensation and Leadership Development Committee relies on various data sources to evaluate the market competitiveness of each pay element, which are provided by its independent compensation consultant. The proxy statements of peer group companies provide detailed pay data for the highest-paid executives. Further, the Radford Global Technology Survey provides compensation information on a broader group of executives, with positions matched based on specific job scope and responsibilities. The Compensation and Leadership Development Committee considers data from these sources as a framework for making compensation decisions for each NEO’s position.
The Compensation and Leadership Development Committee reviews our peer group on an annual basis, with input from its compensation consultant, and the group may be adjusted from time to time based on, among other factors, a comparison of revenues, market capitalization, industry, business model, peer group performance, merger and acquisition activity and stockholder input.
In FY25, the Compensation and Leadership Development Committee reviewed our peer group for FY25 and made certain changes to our peer group for FY25, based on the following criteria:
•	Focus on software development, or software and engineering-driven companies (with a preference for software companies focusing on security)
•	Are generally comparable in terms of size (~0.5x — 2.0x the company’s revenue and ~0.25x — 4.0x the company’s market cap)
•	Are generally comparable in terms of complexity and global reach
•	Compete with us for talent
Based on the above criteria, the Compensation and Leadership Development Committee, with input from Compensia, its independent compensation consultant, determined that it was appropriate to add Match Group and to remove Citrix Systems due to acquisition and eBay due to higher revenue and lack of business fit.
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Executive Compensation and Related Information
As a result, the Compensation and Leadership Development Committee, with input from Compensia, selected the following companies as our FY25 peer group:

Autodesk, Inc.	Equifax Inc.	Okta* ;
Akamai Technologies, Inc.	F5 Networks, Inc.	Palo Alto Networks, Inc.
Check Point Software Technologies Ltd.	Fortinet, Inc.	SS&C Technologies Holdings, Inc.
CrowdStrike Holdings, Inc.	GoDaddy Inc.	TransUnion
DocuSign, Inc.	Juniper Networks, Inc.	Workday, Inc.
Dropbox, Inc.	Match Group	Zoom Communications*
Electronic Arts Inc.	NetApp, Inc.

*	Added in April 2024.
Gen was at the 40th percentile for Revenue and 35th percentile for market capitalization when compared to the FY25 peer group.
Compensation Risk Assessment
The Compensation and Leadership Development Committee, in consultation with Compensia, has conducted its annual risk analysis of Gen’s compensation policies and practices, and does not believe that our compensation programs encourage excessive or inappropriate risk taking by our executives or are reasonably likely to have a material adverse effect on Gen.
We believe that the design and objectives of our executive compensation program provide an appropriate balance of incentives for our NEOs, thereby discouraging them from taking inappropriate risks. Among other things, our executive compensation program includes the following design features:
•	A balanced mix of cash and equity; as well as appropriately balanced fixed (base salary) and variable compensation (cash incentives and equity-based awards);
•	A mix of short-term and long-term incentives, with short-term incentives currently representing a significantly lower proportion of the total mix;
•	Cash and equity incentives solely based on achieving company performance objectives and subject to our “claw- back” right under certain circumstances;
•	Caps on annual cash incentive and PRU payouts;
•	Stock ownership guidelines which align the interests of our executive officers with those of our stockholders; and
•	General alignment with prevalent low-risk pay practices.
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Executive Compensation and Related Information
Burn Rate and Dilution
We closely manage how we use our equity to compensate employees. In FY25, our gross burn rate was 1.14%, our net burn rate was 0.91% and our overhang was 8.30%. The Compensation and Leadership Development Committee determines the percentage of equity to be made available for our equity programs with reference to the companies in our peer group.

Gross burn rate = total number of shares granted under all of our equity incentive plans during a period divided by the weighted average number of shares of common stock outstanding during that period and expressed as a percentage.
Net burn rate = total number of shares granted under all of our equity incentive plans during a period, minus the total number of shares returned to such plans through awards cancelled during that period, divided by the weighted average number of shares of common stock outstanding during that period and expressed as a percentage.
Overhang = total number of shares underlying options and awards outstanding plus shares available for issuance under all of our equity incentive plans at the end of a period divided by the weighted average number of shares of common stock outstanding during that period and expressed as a percentage.
Tax and Accounting Considerations
While Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers, the Compensation and Leadership Development Committee retains the discretion to award compensation that is not deductible as it believes that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation in order to structure a program that we consider to be the most effective in attracting, motivating and retaining key executives.
Accounting considerations also play a role in the design of our executive compensation program. Accounting rules require us to expense the grant date fair values of our equity awards (that is, the value of our equity awards based on U.S. GAAP), which reduces the amount of our reported profits under U.S. GAAP. Because of this stock-based expensing and the impact of dilution to our stockholders, we closely monitor the number, share amounts and the fair values of the equity awards that are granted each year.
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Executive Compensation and Related Information
Compensation and Leadership Development Committee Interlocks and Insider Participation
The members of the Compensation and Leadership Development Committee during FY25 were Susan P. Barsamian, Nora Denzel and Peter Feld. Peter Feld resigned from the Compensation and Leadership Development Committee on May 15, 2025, after the end of FY25. None of the members of the Compensation and Leadership Development Committee in FY25 were at any time during FY25 or at any other time an officer or employee of Gen or any of its subsidiaries, and none had or have any relationships with Gen that are required to be disclosed under Item 404 of Regulation S-K. None of Gen’s executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board or Compensation and Leadership Development Committee during FY25.
Compensation and Leadership Development Committee Report
The information contained in the following report is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by Gen under the Exchange Act or the Securities Act of 1933 unless and only to the extent that Gen specifically incorporates it by reference.
The Compensation and Leadership Development Committee has reviewed and discussed with management the CD&A contained in this proxy statement. Based on this review and discussion, the Compensation and Leadership Development Committee has recommended to the Board that the CD&A be included in this proxy statement and our Annual Report on Form 10-K for the fiscal year ended March 28, 2025.
By: The Compensation and Leadership Development Committee:
Nora M. Denzel (Chair)
Emily Heath
Susan P. Barsamian
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Executive Compensation and Related Information
Executive Compensation Tables
The following table shows for the fiscal year ended March 28, 2025, compensation awarded to or earned by our named executive officers.
Summary Compensation Table for Fiscal 2025

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Vincent Pilette Chief Executive Officer	2025	950,000	—	19,831,803	1,721,875	6,519	22,510,197
	2024	950,000	—	13,386,893	1,009,375	16,559	15,362,827
	2023	940,385	—	23,336,211	1,005,813	8,956	25,291,365
	2022	885,577	—	11,437,131	1,181,250	13,547	13,517,505
Natalie M. Derse Chief Financial Officer	2025	600,000	—	6,838,573	870,000	6,000	8,314,573
	2024	586,538	—	4,697,160	510,000	6,404	5,800,102
	2023	540,385	—	3,647,297	372,680	6,981	4,567,343
	2022	495,192	—	11,197,900	420,000	8,678	12,121,770
Bryan S. Ko Chief Legal Officer, Secretary and Head of Corporate Affairs	2025	530,000	—	5,470,831	614,800	11,000	6,626,631
	2024	530,000	—	3,522,881	360,400	13,500	4,426,781
	2023	524,231	—	3,366,811	359,128	10,598	4,260,768
	2022	496,154	—	11,197,900	420,000	16,330	12,130,384
Ondrej Vlcek Former President	2025	241,025	—	—	—	—	241,025
	2024	759,121		7,045,716	628,141		8,432,978
	2023	387,196		17,507,192	297,154		18,191,542

(1)
The amounts shown in this column reflect the aggregate grant date fair value of RSUs and PRUs calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. The grant date fair value of each award was determined based on the fair value of our common stock on the grant date except that the fair value of each PRU that contains a market condition was estimated using the Monte Carlo simulation model. For a discussion of the valuation methodology metrics used for PRUs and RSUs, including the underlying assumptions for PRUs that contain a market condition, See Note 15 of our Annual Report on Form 10-K and “Equity Incentive Awards” in the Compensation Discussion and Analysis Section, above. For details of the awards granted in FY25, see the table “Grants of Plan-Based Awards” below.

The table below sets forth the grant date fair value determined in accordance with ASC Topic 718 principles for the performance-related components of these awards. Also set forth below are the grant date fair values pertaining to the market-related component or the TSR adjustment, determined upon the grant dates and which are not subject to probable or maximum outcome assumptions. Additional details of assumptions used in the valuations of the awards are included in Note 15 of our Annual Report on Form 10-K.
All PSU awards granted to Ondrej Vlcek in FY23 and FY24, including TSR and CAGR components, were forfeited as of June 13, 2024, following the executive’s departure.

Name	Maximum Outcome of Performance Conditions Fair Value for FY25 ($)	Market-Related Component Fair Value for FY25 ($)	Maximum Outcome of Performance Conditions Fair Value for FY24 ($)	Market-Related Component Fair Value for FY24 ($)	Maximum Outcome of Performance Conditions Fair Value for FY23 ($)	Market-Related Component Fair Value for FY23 ($)
Vincent Pilette	4,838,836	8,541,185	3,365,920	5,533,073	5,888,295	16,466,542
Natalie Derse	1,668,569	2,945,245	1,181,026	1,941,432	1,810,358	1,535,222
Bryan Ko	1,334,851	2,356,188	885,774	1,456,081	1,671,141	1,417,163
Ondrej Vlcek	—	—	1,771,531	2,912,133	4,053,513	9,614,245

(2)	For fiscal year 2025, represents the named executive officer’s annual bonus under the FY25 Executive Annual Incentive Plan, which was earned in fiscal year 2025 and paid in fiscal year 2026.
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Executive Compensation and Related Information
(3)	The FY25 amounts are comprised of the following:

	Contribution Plans 401(k) ($)	Financial Planning Services ($)	Total ($)
Vincent Pilette	6,519	—	6,519
Natalie M. Derse	6,000	—	6,000
Bryan S. Ko	6,000	5,000	11,000
Ondrej Vlcek	—	—	—

The following table shows for FY25, certain information regarding grants of plan-based awards to our named executive officers from our incentive plans:
Grants of Plan-Based Awards in Fiscal 2025

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
		Threshold (#)	Target ($)	Maximum ($)	Threshold ($)	Target (#)	Maximum (#)
Vincent Pilette
EAIP		—	1,187,500	2,375,000	—	—	—	—	—	—	—
RSU	5/10/24	—	—	—	—	—	—	275,012	—	—	$6,451,782
PRU TSR	5/10/24	—	—	—	103,130	206,259	412,518	—	—	—	8,541,185
PRU Bookings Growth and Operating Margin (BMG)	5/10/24	—	—	—	51,565	206,259	412,518	—	—	—	$4,838,836
Natalie M. Derse
EAIP		—	600,000	1,200,000	—	—	—	—	—	—	—
RSU	5/10/24	—	—	—	—	—	—	94,832	—	—	$2,224,759
PRU TSR	5/10/24	—	—	—	35,562	71,124	142,248	—	—	—	2,945,245
PRU BMG	5/10/24	—	—	—	17,781	71,124	142,248	—	—	—	$1,668,569
Bryan S. Ko
EAIP		—	424,000	848,000	—	—	—	—	—	—	—
RSU	5/10/24	—	—	—	—	—	—	75,865	—	—	$1,779,793
PRU TSR	5/10/24	—	—	—	28,450	56,899	113,798	—	—	—	2,356,188
PRU BMG	5/10/24	—	—	—	14,225	56,899	113,798	—	—	—	$1,334,851
Ondrej Vlcek(5)

(1)
The amounts shown in the “EAIP” rows represent potential cash bonus eligible to be earned under the Executive Annual Incentive Plan for FY25. For more information, see “Compensation Discussion and Analysis — Executive Annual Incentive Plan.”

(2)
The amounts shown in the “PRU TSR” and “PRU BMG” rows represent the PRUs granted in fiscal 2025 under our Gen Digital Equity Incentive Plan with vesting conditions based on achievement levels of specific company performance and market conditions and service through the end of the applicable performance period. For more information, see “Compensation Discussion and Analysis — Equity Incentive Awards — Annual Equity Incentive Awards — FY25 Performance-based Restricted Stock Units.”

(3)
The amounts shown in the “RSU” rows represent the service-based RSUs granted in fiscal 2025 under our Gen Digital Equity Incentive Plan. The RSUs become fully vested over three years, with 33%, 33% and 34% vesting on May 1, 2025, May 1, 2026, and May 1, 2027, respectively, subject to service through the applicable vesting date. For more information, see “Compensation Discussion and Analysis — Equity Incentive Awards — Annual Equity Incentive Awards — FY25 Restricted Stock Units.”

(4)	Represents the grant date fair value of PRU and RSU awards, in each case, determined in accordance with FASB ASC Topic 718. See footnote (1) to the Summary Compensation Table for more information.
(5)	Mr. Vlcek departed from his role as President on June 13, 2024 and ceased to participate in the EAIP and did not receive any PRU or RSU grants.
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Executive Compensation and Related Information
The following table shows for FY25, certain information regarding outstanding equity awards at fiscal year end for our named executive officers.
Outstanding Equity Awards at Fiscal Year End 2025
		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive plan awards: number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Yet Vested (#)	Equity Incentive Plan Awards: Value of Unearned Shares, Units or Other Rights that Have Not Yet Vested(1) ($)
Vincent Pilette	05/10/2024	—	—	—	—	—	275,012(2)	7,268,567	—	—
	05/10/2024	—	—	—	—	—			412,518(3)	10,902,851
	05/10/2024	—	—	—	—	—			206,259(4)	5,451,425
	05/10/2023	—	—	—	—	—	174,414(5)	4,609,762	—	—
	05/10/2023	—	—	—	—	—			390,478(6)	10,320,334
	05/10/2023	—	—	—	—	—			195,239(7)	5,160,167
	07/08/2022	—	—	—	—	—			212,697(8)	5,621,582
	07/08/2022	—	—	—	—	—	57,853(9)	1,529,055	—	—
Natalie M. Derse	05/10/2024	—	—	—	—	—	94,832(2)	2,506,410	—	—
	05/10/2024	—	—	—	—	—			142,248(3)	3,759,615
	05/10/2024	—	—	—	—	—			71,124(4)	1,879,807
	05/10/2023	—	—	—	—	—	61,198(5)	1,617,463	—	—
	05/10/2023	—	—	—	—	—			137,010(6)	3,621,174
	05/10/2023	—	—	—	—	—			68,505(7)	1,810,587
	12/10/2021	—	—	—	—	—			104,626(8)	2,765,265
	05/10/2022	—	—	—	—	—	16,741(9)	442,465	—	—
Bryan S. Ko	05/10/2024	—	—	—	—	—	75,865(2)	2,005,112	—	—
	05/10/2024	—	—	—	—	—			113,798(3)	3,007,681
	05/10/2024	—	—	—	—	—			56,899(4)	1,503,841
	05/10/2023	—	—	—	—	—	45,898(5)	1,213,084	—	—
	05/10/2023	—	—	—	—	—			102,758(6)	2,715,894
	05/10/2023	—	—	—	—	—			51,379(7)	1,357,947
	12/10/2021	—	—	—	—	—			104,626(8)	2,765,265
	05/10/2022	—	—	—	—	—	15,454(9)	408,449	—	—
Ondrej Vlcek(12)	05/10/2023	—	—	—	—	—	45,213(10)	1,194,980	—	—
	11/10/2022	—	—	—	—	—	139,808(11)	3,695,125	—	—

(1)	The market value is calculated based on $26.43 per share, the fair value of our common stock on March 28, 2025.
(2)
These RSUs granted in fiscal 2025 vest over three years, with 33%, 33% and 34% vesting on May 1, 2025, May 1, 2026, and May 1, 2027, respectively, subject to service through the applicable vesting date.

(3)
These PRUs granted in fiscal 2025 (have a three-year performance period from April 1, 2024 to April 2, 2027, and will vest based on achievement of certain relative TSR targets against the Nasdaq Composite Index, subject to service through the last day of FY27. As of March 28, 2025, the aggregate achievement of the performance metrics was trending above the target payout level and, as a result, pursuant to SEC rules, the number of shares shown is 200% of the shares granted. As soon as practical following the end of the performance period, the Company shall determine the number of PRUs earned and complete the settlement of shares.

(4)
These PRUs granted in fiscal 2025 vest after the completion of a three-year period from April 1, 2024 to April 2, 2027, and will vest based on achievement of certain average bookings growth and non-GAAP operating margin performance, subject to service through the last day

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Executive Compensation and Related Information
of FY27. As of March 28, 2025, the aggregate achievement of the performance metrics was trending between threshold and the target payout level and, as a result, pursuant to SEC rules, the number of shares shown is 100% of the shares granted. As soon as practical following the end of the performance period, the Company shall determine the number of PRUs earned and complete the settlement of shares.
(5)	These RSUs granted in fiscal 2024 vest over three years, with 33%, 33%, and 34% to vest on May 1, 2024, May 1, 2025, and May 1, 2026, respectively.
(6)
These PRUs granted in fiscal 2024 have a three-year performance period from April 2, 2023 to April 3, 2026, and will vest based on achievement of certain relative TSR targets against the Nasdaq Composite Index, subject to service through the last day of FY26. As of March 28, 2025, pursuant to SEC rules, the aggregate achievement of the performance metrics was trending above the target payout level and, as a result, the number of shares shown is 200% of the shares granted. As soon as practical following the end of the performance period, the Company shall determine the number of PRUs earned and complete the settlement of shares.

(7)
These PRUs granted in fiscal 2024 vest after the completion of a three-year period from April 2, 2023 to April 3, 2026, and will vest based on achievement of certain average bookings growth and non-GAAP operating margin performance measured over a two-year period from FY25-FY26, subject to service through the last day of FY26. As of March 28, 2025, pursuant to SEC rules, the aggregate achievement of the performance metrics was trending between threshold and the target payout level and, as a result, the number of shares shown is 100% of the shares granted. As soon as practical following the end of the performance period, the Company shall determine the number of PRUs earned and complete the settlement of shares.

(8)
These PRUs granted in fiscal years 2022 and 2023 have a performance period ending April 3, 2026, and will vest based on achievement of certain share price appreciation with relative total shareholder return (rTSR) gates, subject to service through the last day of FY26. As of March 28, 2025, the aggregate achievement of the performance metrics was tracking at below the threshold level and, as a result, the pursuant to SEC rules, the number of shares shown is 50% of the shares granted. As soon as practical following the end of the performance period, the Company shall determine the number of PRUs earned and complete the settlement of shares.

(9)
These RSUs granted in fiscal 2023 vest over three years, with 33%, 33% and 34% vesting on May 1, 2023, May 1, 2024, and May 1, 2025, respectively, subject to service through the applicable vesting date.

(10)
Ondrej Vlcek departed as President on June 13, 2024, and pursuant to his Transition Agreement, these RSUs would continue to vest until June 13, 2025, subject to his continuing to providing consulting services and serve on the Board.

(11)
Ondrej Vlcek departed from the Gen Digital as a President on June 13, 2024, and pursuant to his Transition Agreement, these RSU awards would continue to vest, subject to his continuing to providing consulting services and serve on the Board.

(12)	Ondrej Vlcek departed from the Gen Digital as a President on June 13, 2024, and pursuant to his Transition Agreement, all his outstanding PSUs, including his VCP PRUs were forfeited on that day.
The following table shows for FY25, certain information regarding option exercises and stock vested during the last fiscal year with respect to our named executive officers:
Option Exercises and Stock Vested in Fiscal 2025

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Vincent Pilette	—	—	681,105	16,689,165
Natalie M. Derse	—	—	203,492	4,957,087
Bryan S. Ko	—	—	184,057	4,500,347
Ondrej Vlcek	—	—	88,128	2,068,858

(1)
The number of shares and value realized for stock awards set forth above reflect (i) RSUs that vested and settled in FY25, and (ii) PRUs that vested at the end of the performance period in FY25 but were settled in FY26.

(2)
The value realized upon vesting is based on (i) the fair value of our common stock upon vesting for RSUs, and (ii) the fair value of our common stock on March 28, 2025 (the last trading day of FY25) for PRUs.

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Executive Compensation and Related Information
The table below provides information on the non-qualified deferred compensation of the named executive officers for the fiscal year ended March 28, 2025.
Non-Qualified Deferred Compensation in Fiscal 2025

Non-Qualified Deferred Compensation
Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions (#)	Aggregate Balance at Last Fiscal Year-End ($)
Vincent Pilette	—	—	—	—	—
Natalie M. Derse	—	—	—	—	—
Bryan S. Ko	—	—	48,414	—	720,818
Ondrej Vlcek	—	—	—	—	—

(1)	The amount reflected includes FY25 salary contributions which is reported as “Salary” in the “Summary Compensation Table” for FY25.
(2)
The amount reflected are not included in the Summary Compensation Table for FY25. These amounts consist of dividends, interest and change in market value attributed to each executive officer’s entire account balance during FY25 which balance may include deferred compensation from previous periods. The amounts do not include the deferred compensation themselves.

Effective January 1, 2023, the Gen Digital Deferred Compensation Plan was frozen, meaning no new employees could participate in the plan and no future contributions could be made to the plan following such date. Deferrals in the Deferred Compensation Plan will continue to be maintained on behalf of each participant.
Employees located in the US with a base salary of $180,000 or greater, including each of the named executive officers, were eligible to participate in the Gen Digital Deferred Compensation Plan (the Deferred Compensation Plan). The Deferred Compensation Plan provided for the opportunity for participants to defer up to 75% of base salary and 100% of variable pay each year and up to 100% of sales commissions as a separate election. Variable pay included annual incentive plan and commission payments. Participants had the opportunity to elect each year prior to the beginning of a calendar year whether to receive that year’s deferrals upon a specified date or upon termination of employment, and the form of payment elected will be honored regardless of a participant’s length of service.
The Deferred Compensation Plan is “unfunded,” and all deferrals are general assets of Gen. Amounts deferred by each participant under the Deferred Compensation Plan are credited to a bookkeeping account maintained on behalf of each participant. The bookkeeping account under the Deferred Compensation Plan will then be adjusted based on the performance of the measurement funds that have been selected by the participant. The measurement funds available under the Deferred Compensation Plan include the investment funds available under our 401(k) plan as well as additional asset classes. Each participant may change their measurement fund selections on a daily basis. The Deferred Compensation Plan requires that benefits accumulated in the bookkeeping accounts for each participant not meeting a 5-year service requirement be distributed to the participant following his or her termination of employment with us for any reason. If a 5-year service requirement is met, accumulated benefits in the participant’s account will be distributed according to the participant’s designated payment election.
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Potential Payments Upon
Termination or
Change-in-Control
Set forth below is a description of the plans and agreements (other than the Deferred Compensation Plan) that could result in potential payouts to our named executive officers in the case of their termination of employment and/or a change in control of Gen. For information regarding potential payouts upon termination under the Deferred Compensation Plan, in which certain of our executive officers participate, see “Non-Qualified Deferred Compensation in Fiscal 2025” above.
Gen Digital Executive Retention Plan
In January 2001, the Board approved the Gen Digital Executive Retention Plan, to address terminations of employment resulting from a change in control of Gen, which was most recently in January 2021. Under the terms of the plan, all equity compensation awards (including, among others, stock options, PRUs, and RSUs) granted by Gen to its Section 16(b) officers (including our named executive officers) would become fully vested (at target or to the extent of achievement for PRUs) and, if applicable, exercisable following a change in control of Gen (as defined in the plan) after which the officer’s employment is terminated without cause or constructively terminated by the acquirer within 12 months after the change in control.
The plan also provides for the payment of a cash severance benefit for our named executive officers equal to one times such officer’s base salary and target payout under the Executive Annual Incentive Plan applicable to such named executive officer in the circumstances described above (i.e., following a change in control of Gen after which the officer’s employment is terminated without cause or constructively terminated by the acquirer within 12 months after the change in control).
Gen Digital Executive Severance Plan
In April 2012, the Compensation and Leadership Development Committee adopted the Gen Digital Executive Severance Plan to provide severance benefits to vice presidents and above of Gen as well as certain other designated employees, which was amended and restated by the Board in January 2021. To receive benefits under the plan, participants must (i) be involuntarily terminated from active employment other than for cause (as defined in the plan); (ii) not be terminated due to the sale of a business, part of a business, divestiture or spin-off and offered employment upon terms and conditions substantially identical to those in effect immediately prior to such sale, divestiture or spin-off; and (iii) not be entitled to severance under any other plan, fund, program, policy, arrangement or individualized written agreement providing for severance benefits that is sponsored or funded by Gen.
Under the terms of the plan, a participant will receive severance payments equal to one times the sum of his or her base salary in effect at the time of his or her involuntary termination, COBRA premiums for the duration of the severance pay (12 months), and six months of outplacement services, including counseling and guidance. The participant is solely responsible for all COBRA premiums for his or her continuation coverage. In addition, the participant will receive an additional payment equivalent to 75% of the participant’s prorated target cash incentive award under the Executive Annual Incentive Plan in effect for such fiscal year if the participant was terminated in the second half of the fiscal year or after the end of the fiscal year but prior to payment, and was employed in good standing for a minimum of six (6) months prior to his or her termination date.
Payment of such severance benefits is subject to the participant returning a release of claims against Gen.
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Potential Payments Upon Termination or Change-in-Control
Death and Disability Acceleration under Award Agreements
Consistent with the practice of many of our peers and to encourage our employees to remain employed with us, all of our PRU and RSU grants (including PRUs and RSUs granted to our NEOs), provide for accelerated vesting in full upon death or disability, with PRUs vesting at target.
Acceleration if Equity Awards Are Not Assumed or Substituted in a Corporate Transaction
In the event of a specified corporate transaction, under the terms of our Equity Incentive Plan, if the successor corporation (if any) fails to assume, replace or substitute awards pursuant to a transaction described above, upon the consummation of such corporate transaction (i) all such awards shall accelerate and be fully vested (or shall vest at such other level(s) as provided in an award agreement) with any performance-based awards vesting at target (or at such other level(s) as provided in an award agreement) and (ii) all such stock options or SARs shall be exercisable for a period of time as set forth in the award agreement.
Vlcek Transition Agreement
In June 2024, in connection from his departure as President and to ensure an orderly transition, Mr. Vlcek entered into an agreement with the Company, which supersedes any prior employment agreement Mr. Vlcek previously had with the Company, which provides for compensation in consideration for certain consulting services and his service on the Board, as more fully described in the section above in the Compensation Discussion and Analysis entitled “Vlcek Departure.”
Vincent Pilette
The following table summarizes the value of the payouts to Mr. Pilette pursuant to the Gen Digital Executive Retention Plan, the Gen Digital Executive Severance Plan, the terms of his equity award agreements and the Equity Incentive Plan, assuming a qualifying termination or corporate transaction, as applicable, as of March 28, 2025. Intrinsic values of equity awards are based upon the closing price for a share of our common stock of $26.43 on March 28, 2025 (the last trading day of FY25).

	Severance Pay ($)	COBRA Premiums ($)	Outplacement Services ($)(1)	Option Vesting ($)	RSU Vesting ($)	PRU Vesting ($)
Involuntary Termination Upon Termination Without Cause	1,840,625		23,016	—	—	—
Change of Control Involuntary Termination Without Cause or Constructive Termination Within 12 Months	2,137,500			—	13,407,384	39,212,209
Termination Due to Death or Disability	—			—	13,407,384	39,212,209
Awards are Not Assumed or Substituted in the Event of a Corporate Transaction					13,407,384	39,212,209

(1)	Reflects the Company’s best estimate as to the maximum amount of outplacement services.
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Potential Payments Upon Termination or Change-in-Control
Natalie Derse
The following table summarizes the value of the payouts to Ms. Derse pursuant to the Gen Digital Executive Retention Plan, the Gen Digital Executive Severance Plan, the terms of her equity award agreements and the Equity Incentive Plan, assuming a qualifying termination or corporate transaction, as applicable, as of March 28, 2025. Intrinsic values of equity awards are based upon the closing price for a share of our common stock of $26.43 on March 28, 2025 (the last trading day of FY25).

	Severance Pay ($)	COBRA Premiums ($)	Outplacement Services(1) ($)	Option Vesting ($)	RSU Vesting ($)	PRU Vesting ($)
Involuntary Termination Upon Termination Without Cause	1,050,000		23,016	—	—	—
Change of Control Involuntary Termination Without Cause or Constructive Termination Within 12 Months	1,200,000			—	4,566,338	14,863,466
Termination Due to Death or Disability	—			—	4,566,338	14,863,466
Awards are Not Assumed or Substituted in the Event of a Corporate Transaction					4,566,338	14,863,466

(1)	Reflects the Company’s best estimate as to the maximum amount of outplacement services.
Bryan Ko
The following table summarizes the value of the payouts to Mr. Ko pursuant to the Gen Digital Executive Retention Plan, the Gen Digital Executive Severance Plan, the terms of his equity award agreements and the Equity Incentive Plan, assuming a qualifying termination or corporate transaction, as applicable, as of March 28, 2025. Intrinsic values of equity awards are based upon the closing price for a share of our common stock of $26.43 on March 28, 2025 (the last trading day of FY25).

	Severance Pay ($)	COBRA Premiums ($)	Outplacement Services(1) ($)	Option Vesting ($)	RSU Vesting ($)	PRU Vesting ($)
Involuntary Termination Upon Termination Without Cause	848,000		23,016	—	—	—
Change of Control Involuntary Termination Without Cause or Constructive Termination Within 12 Months	954,000			—	3,626,645	13,056,129
Termination Due to Death or Disability	—			—	3,626,645	13,056,129
Awards are Not Assumed or Substituted in the Event of a Corporate Transaction					3,626,645	13,056,129

(1)	Reflects the Company’s best estimate as to the maximum amount of outplacement services.
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Potential Payments Upon Termination or Change-in-Control
Ondrej Vlcek
The following table summarizes the value of the vesting of certain of Ondrej Vlcek RSUs, which are subject to his continued service as a director or consultant, pursuant to the Transition Agreement, which he entered into in connection with his departure on June 13, 2024, as more fully described in the section above in the Compensation Discussion and Analysis entitled “Vlcek Departure” in addition to the value of the vesting that he will receive under the terms of his equity award agreements and the Equity Incentive Plan, assuming a qualifying termination or corporate transaction as of March 28, 2025. Intrinsic values of equity awards that will continue to vest pursuant to the Transition Agreement are based upon the closing price for a share of our common stock of $24.49 on June 13, 2024 (Mr. Vlcek’s departure date) and intrinsic values of equity awards that vest in all other circumstances are based upon the closing price for a share of our common stock of $26.43 on March 28, 2025 (the last trading day of FY25).

	Severance Pay ($)	COBRA Premiums ($)	Outplacement Services ($)	Option Vesting ($)	RSU Vesting ($)	PRU Vesting ($)
Transition Agreement Vesting	—	—	—	—	4,531,164	—
Termination Due to Death or Disability	—	—	—	—	4,890,105	—
Awards are Not Assumed or Substituted in the Event of a Corporate Transaction	—	—	—	—	4,890,105	—

76 |   Gen™ 2025 Proxy

CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the ratio of the annual total compensation of Mr. Pilette, our CEO, to the median of the annual total compensation of our employees, and have annualized his base salary as required under Item 402(u) of Regulation S-K. We believe that the pay ratio disclosed below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and apply various assumptions and, as result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.
Our compensation programs and reward offerings are designed to reflect local market practices across our global operations, which have grown significantly over the past few years. As of March 28, 2025, we employed 3,517 employees globally, with approximately 28% based in the United States and 72% based outside of the United States.
Pay Ratio:
•
Mr. Pilette’s FY25 annual total compensation was $22,503,678, which was calculated in the same manner as the amounts reported in the “Total” column of the “2025 Summary Compensation Table” in this proxy statement.

•	The FY25 annual total compensation of our median employee (other than our CEO) was $81,460.
•	Based on this information, the pay ratio of the annual total compensation of our CEO to the median of the annual total compensation of our employees is 276 to 1.
Identification of the Median Employee:
For purposes of identifying our median employee, we used our global employee population as of March 28, 2025, identified based on our global human resources system of record, inclusive of all regular employees employed by Gen as of that date. We used total direct compensation as our consistently applied compensation measure. In this context, total direct compensation is the sum of the value of base salary or wages earned, which has been annualized with respect to permanent employees, the annual incentive target amount or annual commission target amount in effect as of March 28, 2025, and the grant date fair value of all equity awards granted during FY25, excluding the value of any modifications. Cash compensation figures were converted from local currency to U.S. dollars using the exchange rate Gen used for FY25 internal budgeting purposes. We did not make any cost-of-living adjustments or utilize the de minimis exemption to eliminate countries representing no more than 5% of our global population in the aggregate as allowed by SEC rules.
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Pay Versus Performance
This section provides disclosure about the relationship between executive compensation actually paid to our principal executive officer (PEO) and non-PEO NEOs and certain financial performance measures of the Company for the fiscal years listed below. This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act (Pay Versus Performance Rules) and does not necessarily reflect how the Compensation and Leadership Development Committee evaluates compensation decisions.

					Value of Initial Fixed $100 Investment Based On:(5)
Year(1) (a)	Summary Compensation Table Total for PEO (b)	Compensation Actually Paid to PEO(2)(3) (c)	Average Summary Compensation Table Total for Non-PEO NEOs (d)	Average Compensation Actually Paid to Non-PEO NEOs(2)(4) (e)	Total Shareholder Return (f)	Peer Group Total Shareholder Return (g)	Net Income (in millions) (h)	Net Revenue Growth (by percentage)(6) (i)
2025	$22,510,196	$33,544,036	$7,591,115	$4,928,382	$161	$310	$643	4%
2024	$15,362,827	$29,300,356	$6,219,954	$11,536,695	$134	$293	$607	14%
2023	$25,291,365	$5,686,393	$9,006,551	$(105,381)	$100	$201	$1,334	19%
2022	$13,517,505	$20,734,811	$12,126,077	$18,159,360	$154	$210	$836	10%
2021	$13,829,574	$24,198,283	$4,001,474	$5,238,020	$120	$177	$554	11%

(1)	The following table lists the PEO and non-PEO NEOs for each of fiscal years 2021, 2022, 2023, 2024 and 2025.

	PEO	Non-PEO NEOs
2025	Vincent Pilette	Natalie Derse and Bryan Ko
2024	Vincent Pilette	Ondrej Vlcek, Natalie Derse, and Bryan Ko
2023	Vincent Pilette	Ondrej Vlcek, Natalie Derse, and Bryan Ko
2022	Vincent Pilette	Natalie Derse and Bryan Ko
2021	Vincent Pilette	Natalie Derse, Matthew Brown, Samir Kapuria and Bryan Ko

(2)
The dollar amounts reported represent the amount of “compensation actually paid,” as calculated in accordance with the Pay Versus Performance Rules. These dollar amounts do not reflect the actual amounts of compensation earned by or paid to our NEOs during the applicable year. For purposes of calculating “compensation actually paid,” the fair value of equity awards is calculated in accordance with ASC Topic 718 using the same assumption methodologies used to calculate the grant date fair value of awards for purposes of the Summary Compensation Table (refer to “Executive Compensation and Related Information — Executive Compensation Tables — Summary Compensation Table” for additional information).

(3)
The following table shows the amounts deducted from and added to the Summary Compensation Table total to calculate “compensation actually paid” to Mr. Pilette in accordance with the Pay Versus Performance Rules:

	Pension Plan Adjustments					Equity Award Adjustments
	Summary Compensation Table Total for PEO	Change in Pension Value	Pension Service Cost	Stock Awards	Year End Fair Value of Equity Awards Granted in the Year and Unvested at Year End	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Compensation Actually Paid to PEO
2025	$22,510,196	N/A	N/A	$(19,831,802)	$22,927,750	$2,162,792	—	$4,934,262	—	$840,838	$33,544,036
2024	$15,362,827	N/A	N/A	$(13,386,893)	$17,963,298	$4,235,771	—	$4,261,074	—	$864,279	$29,300,356
2023	$25,291,365	N/A	N/A	$(23,336,211)	$10,908,779	$(5,774,617)	—	$(2,068,928)	—	$666,005	$5,686,393
2022	$13,517,505	N/A	N/A	$(11,437,131)	$15,110,461	$3,167,247	—	$356,090	—	$20,639	$20,734,811
2021	$13,829,574	N/A	N/A	$(10,278,897)	$10,181,749	—	—	$(1,467,399)	—	$11,933,256	$24,198,283

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Pay Versus Performance
(4)
The following table shows the amounts deducted from and added to the average Summary Compensation Table total compensation to calculate the average “compensation actually paid” to our non-PEO NEOs in accordance with the Pay Versus Performance Rules.

	Pension Plan Adjustments					Equity Award Adjustments
	Average Summary Compensation Table Total for Non-PEO NEOs	Change in Pension Value	Pension Service Cost	Stock Awards	Year End Fair Value of Equity Awards Granted in the Year and Unvested at Year End	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Average Compensation Actually Paid to Non-PEO NEOs
2025	$7,591,115	N/A	N/A	$(6,154,702)	$7,115,515	$923,819	$—	$1,409,980	$(6,246,581)	$289,237	$4,928,382
2024	$6,219,954	N/A	N/A	$(5,088,586)	$6,828,155	$2,218,641	$—	$1,122,822	$—	$235,709	$11,536,695
2023	$9,006,551	N/A	N/A	$(8,173,767)	$5,095,792	$(5,796,603)	$—	$(517,328)	$—	$279,974	$(105,381)
2022	$12,126,077	N/A	N/A	$(11,197,900)	$13,885,671	$1,213,977	$—	$1,000,832	$—	$1,130,703	$18,159,360
2021	$4,001,474	N/A	N/A	$(2,908,394)	$1,991,444	$(9,777)	$—	18,076	$—	$2,145,197	$5,238,020

(5)
In accordance with the Pay Versus Performance Rules, the Company and the Company’s peer group total shareholder return (Peer Group TSR) is determined based on the value of an initial fixed investment of $100 on April 4, 2021, through the end of the listed fiscal year. The Peer Group TSR set forth in this table was determined using the S&P Information Technology Index, which we also use in preparing the stock performance graph required by Item 201(e) of Regulation S-K for our Annual Report for the fiscal year ended March 28, 2025.

(6)
We have determined that Net Revenue Growth is the financial performance measure that, in the Company’s assessment, represents the most important financial performance measure used to link “compensation actually paid” to our NEOs, for fiscal year 2025, to company performance (Company Selected Measure (as defined in the Pay Versus Performance Rules)). “Net Revenue Growth” refers to the percentage of year-over-year growth in annual GAAP net revenue.

(7)	On June 13, 2024, Ondrej Vlcek departed from the Company as President. As a result:
His PRU awards that were granted on October 10, 2022, and May 10, 2023, were fully cancelled upon departure and are not included in “Compensation Actually Paid to Non-PEO NEOs.”
His RSU awards that were granted on October 10, 2022, and May 10, 2023 were partially cancelled. The first and second tranches of these RSU awards, which vested before his departure, are included in the “Compensation Actually Paid to Non-PEO NEOs” for prior fiscal years, while the third tranches of these RSU awards, which were unvested at the time of his departure were cancelled and excluded from “Compensation Actually Paid to Non-PEO NEOs.”
Required Tabular Disclosure of Most Important Measures
In accordance with the Pay Versus Performance Rules, the following table lists the most important financial and non-financial performance measures that, in the Company’s assessment, represent the most important performance measures used to link “compensation actually paid” to our NEOs, for fiscal year 2025, to company performance, as further described in our Compensation Discussion and Analysis within the sections titled “Executive Compensation and Related Information — Executive Compensation Summary — FY25 Performance Highlights and Pay for Performance Alignment” (see page 43), “Executive Compensation and Related Information — Executive Compensation Summary — Compensation Components” (see page 46), “Executive Compensation and Related Information — Executive Compensation Summary — Executive Annual Incentive Plan (EAIP)” (see page 50), and “Executive Compensation and Related Information — Executive Compensation Summary — Equity Incentive Awards” (see page 53).

Most Important Performance Measures
Net Revenue Growth
Non-GAAP Operating Income
Non-GAAP Operating Margin
Relative Total Shareholder Return
Absolute Total Shareholder Return
Bookings Growth

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Pay Versus Performance
Relationship Between “Compensation Actually Paid” and Performance Measures
In accordance with the Pay Versus Performance Rules, the charts below illustrate how “compensation actually paid” to our NEOs aligns with the Company’s financial performance as measured by our TSR, our Peer Group TSR, our net income, and Net Revenue Growth:

Compensation Actually Paid vs. Gen Digital TSR
Compensation Actually Paid
Value of initial $100 investment from April 2, 2021
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
($5,000,000)
$175
$140
$105
$70
$35
$0
($35)
$24,198,283
$120
$5,238,020
$154
$20,734,811
$18,159,360
$100
$5,686,393
($105,381)
$29,300,356
$134
$11,536,695
$33,544,036
$161
$4,928,382
2021
2022
2023
2024
2025
PEO CAP
Average for Non-PEO NEOs CAP
Gen Digital TSR

Compensation Actually Paid vs. S&P Information Technology Index TSR
Compensation Actually Paid
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
($5,000,000)
Value of initial $100 investment from April 2, 2021
$310
$265
$220
$175
$130
$85
$40
($5)
($50)
$24,198,283
$5,238,020
$177
$210
$20,734,811
$18,159,360
$201
$5,686,393
($105,381)
$293
$29,300,356
$11,536,695
$310
$33,544,036
$4,928,382
2021
2022
2023
2024
2025
PEO CAP
Average for Non-PEO NEOs CAP
S&P Information Technology Index TSR

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Pay Versus Performance

Compensation Actually Paid vs. Net Income
Compensation Actually Paid
Net Income (millions)
$30,500,000
$25,500,000
$20,500,000
$15,500,000
$10,500,000
$5,500,000
$500,000
($4,500,000)
$1,750
$1,400
$1,050
$700
$350
$0
($350)
$24,198,283
$5,238,020
$554
$20,734,811
$18,159,360
$836
$5,686,393
($105,381)
$1,334
$29,300,356
$11,536,695
$607
$33,544,036
$4,928,382
$643
2021
2022
2023
2024
2025
PEO CAP
Average for Non-PEO NEOs CAP
Net Income (millions)

Compensation Actually Paid vs. Net Revenue Growth
$34,500,000
$29,500,000
$24,500,000
$19,500,000
$14,500,000
$9,500,000
$4,500,000
($500,000)
Compensation Actually Paid
30%
24%
18%
12%
6%
0%
-6%
Revenue Growth (by percentage)
$24,198,283
$5,238,020
11%
$20,734,811
$18,159,360
10%
$5,686,393
($105,381)
19%
$29,300,356
$11,536,695
14%
$33,544,036
$4,928,382
4%
2021
2022
2023
2024
2025
PEO CAP
Average for Non-PEO NEOs CAP
Net Revenue Growth (by percentage)

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Company Policies and
Practices Related to the Grant
of Certain Equity Awards Close
in Time to the Release of
Material Nonpublic Information
Generally, the Compensation and Leadership Development Committee (or the Board in the case of our CEO) approves the grant of annual equity awards at a pre-scheduled meeting during the first quarter of the fiscal year. Further, as a matter of policy, the Compensation and Leadership Development Committee and the Board do not time the disclosure of material nonpublic information for the purpose of affecting the value of equity awards or the number of shares subject to equity awards. The Compensation and Leadership Development Committee and the Board also do not grant option awards while in possession of material nonpublic information.
We currently do not grant stock options or option-like instruments, and during fiscal year 2025, no named executive officer received a grant of stock options during the period beginning four business days before, and ending one business day after, the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that discloses material nonpublic information.
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Application of Clawback Policy to Correction of Accounting Error in Form 10-K
As we disclosed in our Annual Report on Form 10-K filed with the SEC on May 15, 2025 (the “2025 10-K”), historically, we had a practice of recognizing revenue for certain groups of customer renewals on the successful billing date, rather than the renewal start date. This practice was instituted to align with our system which was configured and implemented based on payment confirmation from e-commerce partners. In the first quarter of fiscal 2025, we changed the practice to recognize revenue for these groups on the renewal start date. We concluded that the impact of this change is not material to any previously issued annual or interim financial statements; however, we have revised previously reported financial information.
We corrected this error in the accompanying Consolidated Balance Sheet as of March 29, 2024 for the 2025 10-K by increasing contract liabilities for $78 million, increasing other long-term assets for $21 million and decreasing retained earnings (accumulated deficit) for $57 million. The Consolidated Statements of Operations for the years ended March 29, 2024 and March 31, 2023 for the 2025 10-K included a decrease to net revenues of $12 million and $21 million, respectively, and a decrease to income tax expense (benefit) of $3 million and $6 million, respectively.
The error correction disclosed in the Form 10-K is a little “r” restatement that required a recovery analysis under the Clawback Policy. However, we determined that no recovery was required under the terms of the Clawback Policy because:
•	The restatement would have resulted in an increase (rather than a decrease) in the compensation earned by executives under the FY24 EAIP of approximately 3%;
•
The FY22 PRUs were earned based on 5% CAGR measured over a two year performance period that ended on March 31, 2023, and therefore, were not subject to the Clawback Policy, which only required recovery for amounts earned on or after October 3, 2023; and

•
The FY23 and FY24 PRUs were not earned prior to the restatement and therefore, the actual amount of the payout for the FY23 PRUs correctly reflects the restated amounts and the actual amount of the payout for the FY24 PRUs will correctly reflect the restated amounts.

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Equity Compensation Plan Information
The following table gives information about Gen’s common stock that may be issued upon the exercise of stock options, warrants and rights under all of Gen’s existing equity compensation plans as of March 28, 2025:

	Equity Compensation Plan Information
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	—	66,995,441(1)
Equity compensation plans not approved by security holders	—(2)	—	4,734,493(3)
Total	—	—	71,729,934

(1)
Represents 29,947,123 shares remaining available for future issuance under Gen’s 2008 Employee Stock Purchase Plan, including shares subject to purchase during the current offering period, which commenced on February 16, 2025 (the exact number of which will not be known until the purchase date on August 15, 2025), 11,568,247 shares issuable upon settlement of PRUs (at maximum payout rate 200% of target) and RSUs, and 25,480,071 shares issuable for future grant under our 2013 Plan as of March 28, 2025. Please refer to the beginning of the plan proposal for share count data by plan as of Jul 4, 2025, which better reflects the most accurate and available share information.

(2)
Excludes outstanding stock options to acquire 62,702 shares as of March 28, 2025 that were assumed as part of various acquisitions. The weighted average exercise price of these outstanding stock options was $5.90 as of March 28 2025. In connection with these acquisitions, Gen has only assumed outstanding stock options and rights, but not the plan themselves (except for the Avast plc 2018 Long Term Incentive Plan assumed in connection with the Avast Merger), and therefore, no further stock options may be granted under these acquired-company plans.

(3)
Represents 2,704,404 shares issuable upon settlement of RSUs assumed in connection with the Avast Merger as of March 28, 2025 and 2,030,089 shares issuable for future grant under the Avast plc 2018 Long Term Incentive Plan (assumed in connection with the Avast Merger) as of March 28, 2025. Please refer to the beginning of the plan proposal for share count data by plan as of Jul 4,2025, which better reflects the most accurate and available share information.

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Equity Compensation Plan Information
Material Terms of the Avast plc 2018 Long Term Incentive Plan
The Avast plc 2018 Long Term Incentive Plan (the “Avast LTIP”), which was assumed by Gen in connection with the Avast Merger, was originally adopted by the board of directors of Avast Limited (Avast) on May 9, 2018, approved by the shareholders of Avast on May 9, 2018, effective as of August 12, 2019, and amended by Gen’s Board on September 9, 2022.
The purpose of the Avast LTIP is to provide incentives to attract, retain and motivate eligible persons, whose present and potential contributions are important to the success of Gen its direct and indirect parent undertakings, and any subsidiary undertakings of Gen or Gen’s direct and indirect parent undertakings (together, the “Group Companies”), by offering them an opportunity to participate in the Company’s future performance through equity awards, which may include stock options that do not qualify as incentive stock options under Section 422 of the Code, restricted stock units, performance stock units, and other cash settled equivalents. Any employee or executive director of the Group Companies is generally eligible to participate in the Avast LTIP, except awards may not be granted under the Avast LTIP to individuals who were employees or directors of Gen or its subsidiaries on the date immediately before the consummation of the Avast Merger.
The maximum aggregate number of shares that may be issued pursuant to awards under the Avast LTIP may not exceed 8,041,071 shares, and as of March 28, 2025, 4,734,493 shares (3,875,774 as of June 28, 2025) were remaining for issuance under the Avast LTIP, as set forth in the table above. The maximum aggregate market value of shares over which awards may be granted to any participant under the Avast LTIP during any financial year of Gen is (a) 500% of the participant’s annual base salary or (b) 750% of the participant’s annual base salary if the Board determines that exceptional circumstances exist that justify a higher maximum. No awards may be granted under the Avast LTIP after May 9, 2028, the tenth anniversary of the date the Avast LTIP was originally adopted by the Avast board of directors, unless the Avast LTIP is sooner terminated by Gen’s Board.
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Certain Relationships and Related Transactions
Related-Person Transactions Policy and Procedure
Gen has adopted a written related person transactions policy which provides for Gen’s policies and procedures regarding the identification, review, consideration and approval or ratification of “related person transactions.” The Nominating and Governance Committee reviews transactions that may be “related person transactions,” which are transactions between Gen and any related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000, and in which the related person has or will have a direct or indirect material interest. For purposes of the policy, a related person is any Gen executive officer, director, nominee for director, or stockholder holding more than 5% of any class of Gen’s voting securities, in each case, since the beginning of the previous fiscal year, and their immediate family members.
Under the policy, absent any facts or circumstances indicating special or unusual benefits to the related person, the following transactions are deemed not to be “related person transactions” (meaning the related person is deemed to not have a direct or indirect material interest in the transaction):
•
compensation to executive officers if: (1) the compensation is required to be reported in Gen’s proxy statement, or (2) the executive officer is not an immediate family member of another executive officer or director of the Company, the related compensation would be reported in the proxy statement if the executed officer was a named executive officer, and Gen’s Compensation and Leadership Development Committee approved (or recommended that the Board approve) such compensation;

•	any compensation paid to a director if the compensation is required to be reported in Gen’s proxy statement;
•
any transaction with another company at which a related person is a director or an employee (other than an executive officer) or beneficial owner of less than 10% of that Company’s shares or as a limited partner holding interests of less than 10% in the limited partnership (or similar interests in an alternative form of equity), if the aggregate amount involved does not exceed the greater of $500,000, or 5% of that company’s (or another entity’s) total annual consolidated gross revenues;

•
any transaction where the related person’s interest arises solely from the ownership of Gen’s common stock and all holders of Gen’s common stock received the same benefit on a pro rata basis (e.g., dividends);

•
any charitable contribution, grant or endowment by Gen or the Gen Foundation to a charitable organization, foundation or university at which a related person’s only relationship is as a director or an employee (other than an executive officer), if the aggregate amount involved does not exceed the greater of $120,000 or 5% of the annual consolidated gross revenues of such charitable organization, foundation or university, or any non- discretionary matching contribution, grant or endowment made pursuant to a matching gift program;

•
any transaction with a related person where (I) the rates or charges involved are determined by competitive bids, (ii) involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority, or (iii) involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services; and

•
indemnification payments and other payments made pursuant to directors and officers insurance policies, Gen’s Certificate of Incorporation or Bylaws then in effect, or any policy, agreement or instrument approved by the Board.

Under the policy, members of Gen’s legal department review transactions involving related persons that do not fall into one of the above categories. If they determine that a related person could have a significant interest in a transaction, the transaction is referred to the Nominating and Governance Committee. In addition, transactions
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Certain Relationships and Related Transactions
may be identified through Gen’s Code of Conduct or other Gen policies and procedures and reported to the Nominating and Governance Committee. The Nominating and Governance Committee determines whether the related person has a material interest in a transaction and may approve, ratify, amend, terminate or rescind the transaction.
Certain Related Party Transactions
Transactions with Starship Enterprise, a.s.
Prior to the Avast Merger, Avast leased its Prague headquarters property from Starship, which is partially owned by a member of the Board, Mr. Pavel Baudis. Mr. Baudis has a 36% ownership interest in Starship. Following the Avast Merger, Gen continues to lease its Prague headquarters property from Starship. The lease was set to terminate on August 3, 2024, but was extended through February 28, 2030. Gen paid Starship approximately $4.6 million for rent and common area maintenance for the fiscal year ended March 28, 2025. Going forward, pursuant to the extended lease, Gen expects to pay approximately $4.0 million of rent and common maintenance costs per fiscal year, as Gen did not renew the lease for certain floors at its Prague headquarters. Mr. Baudis is a member of the board of directors of Starship but does not have any direct involvement in our business relationship with Starship.
Juliana Brandt, Eric Brandt’s daughter, is employed by the Company as a Data Analyst. Her total compensation for the fiscal year 2025 was $150,522, consisting of $114,500 in base salary, a $16,488 annual bonus that was earned in fiscal year 2025, equity awards granted to her in fiscal year 2025 with an aggregate grant date fair value of $15,000, and a 401(k) matching contribution in the amount of $4,525.
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Report of the Audit Committee
The information contained in the following report of Gen’s Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by Gen under the Exchange Act or the Securities Act of 1933 unless and only to the extent that Gen specifically incorporates it by reference.
The Audit Committee is comprised solely of independent directors, as defined by current Nasdaq listing standards, and operates under a written charter, which was most recently amended and restated by the Board on June 27, 2023. The Audit Committee oversees Gen’s financial reporting process on behalf of the Board. Management has primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements that were included in Gen’s Annual Report on Form 10-K for the fiscal year ended March 28, 2025 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.
The Audit Committee reviewed with Gen’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of Gen’s accounting principles and discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC. In addition, the Audit Committee has received and reviewed the written disclosures from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the registered public accounting firm’s independence.
The Audit Committee discussed with Gen’s internal accountants and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee met with the internal accountants and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of Gen’s internal controls, and the overall quality of Gen’s financial reporting. The Audit Committee also received the report of management contained in Gen’s Annual Report on Form 10-K for the fiscal year ended March 28, 2025, as well as KPMG’s Report of Independent Registered Public Accounting Firm included in Gen’s Annual Report on Form 10-K related to its audit of (i) the consolidated financial statements and financial statement schedule and (ii) the effectiveness of internal control over financial reporting. The Audit Committee continues to oversee Gen’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation in fiscal 2026.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in Gen’s Annual Report on Form 10-K for the fiscal year ended March 28, 2025 for filing with the SEC.
By:	The Audit Committee of the Board of Directors:
Eric K. Brandt (Chair)
John C. Chrystal
Emily Heath
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Gen Digital Inc.
2025 Annual Meeting of Stockholders
Meeting Information
Information About Solicitation and Voting
This proxy is solicited on behalf of the Board for use at the Annual Meeting, which will be conducted via live webcast on September 9, 2025, at 9:00 a.m. (Pacific Time), and any adjournment or postponement thereof. We will provide a re-playable webcast of the Annual Meeting, which will be available on the events section of our investor relations website at investor.gendigital.com.
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About the Annual Meeting
What is the purpose of the Annual Meeting?
At our Annual Meeting, stockholders will act upon the proposals described in this proxy statement. In addition, following the Annual Meeting, management will report on the performance of Gen and respond to questions from stockholders.
What proposals are scheduled to be voted on at the Annual Meeting?
Stockholders will be asked to vote on the following proposals:
1.	Election to the Board of the eight nominees named in this proxy statement;
2.	Ratification of the appointment of KPMG as our independent registered public accounting firm for the 2026 fiscal year; and
3.	An advisory vote to approve executive compensation.
If any other business properly comes before the Annual Meeting or any adjournment or postponement thereof, you will be voting on those items as well.
What is the recommendation of the Board on each of the proposals scheduled to be voted on at the Annual Meeting?
The Board recommends that you vote FOR each of the nominees to the Board (Proposal No. 1); FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the 2026 fiscal year (Proposal No. 2); and FOR the approval of compensation to our named executive officers (Proposal No. 3).
Could other matters be decided at the Annual Meeting?
Our Bylaws require that we receive advance notice of any proposal to be brought before the Annual Meeting by stockholders of Gen, and we have not received notice of any such proposals. If any other matter were to come before the Annual Meeting, the proxy holders appointed by the Board would have the discretion to vote on those matters for you.
Who can vote at the Annual Meeting?
Stockholders as of the record date for the Annual Meeting, July 14, 2025, are entitled to vote at the Annual Meeting. At the close of business on the record date, there were 615,676,153 shares of Gen common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.
Stockholder of Record: Shares Registered in Your Name
If on July 14, 2025, your shares were registered directly in your name with our transfer agent, Computershare Investor Services, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote over the internet or by telephone, or if you received paper proxy materials by mail, by filling out and returning the proxy card.
For questions regarding your stock ownership, you may contact our transfer agent, Computershare Investor Services, by email through their website at www.computershare.com/contactus or by phone at (877) 282-1168 (within the U.S. and Canada) or (781) 575-2879 (outside the U.S. and Canada).
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About the Annual Meeting
Beneficial Owner: Shares Registered in the Name of a Broker or Nominee
If on July 14, 2025, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and it has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.
How do I vote?
If you are a stockholder of record, you may:
•
vote at the Annual Meeting — to participate in and vote at the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials;

•	vote via the internet or via telephone — instructions are shown on your Notice of Internet Availability of Proxy Materials or proxy card; or
•
vote by mail — if you received a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the Annual Meeting in the envelope provided.

Votes submitted via the internet or by telephone must be received by 11:59 p.m., Eastern Time, on September 8, 2025. Submitting your proxy, whether via the internet, by telephone or by mail if you received a paper proxy card, will not affect your right to vote at the Annual Meeting should you decide to virtually attend the Annual Meeting.
If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares.
Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted. You may still virtually attend the Annual Meeting if you have already voted by proxy.
What is the quorum requirement for the Annual Meeting?
A majority of our outstanding shares as of the record date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you virtually attend and vote at the Annual Meeting or if you have properly submitted a proxy.
How are abstentions and broker non-votes treated?
Abstentions (shares present at the Annual Meeting and voted “abstain”) are counted for purposes of determining whether a quorum is present and have no effect on the election of directors. For the purpose of determining whether the stockholders have approved all other matters, abstentions have the same effect as an “against” vote.
Broker non-votes occur when shares held by a broker for a beneficial owner are not voted either because (i) the broker did not receive voting instructions from the beneficial owner, or (ii) the broker lacked discretionary authority to vote the shares. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the matters voted upon. If you are a beneficial holder and do not provide specific voting instructions to your broker, the broker that holds your shares will not be authorized to vote your shares on any of the proposals, except for Proposal No. 2, ratification of the appointment of KPMG as our independent public accounting firm for the 2026 fiscal year. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to virtually attend the Annual Meeting.
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About the Annual Meeting
What is the vote required for each proposal?
The votes required to approve each proposal are as follows:
•	Proposal No. 1. Each director must be elected by a majority of the votes cast, meaning the votes “FOR” a director must exceed the number of votes “AGAINST” a director.
•
Proposal Nos. 2 and 3. Approval of each of Proposal Nos. 2 and 3 requires the affirmative “FOR” vote of a majority of the shares entitled to vote on these proposals at the Annual Meeting and virtually attending the Annual Meeting or represented by proxy.

What if I return a proxy card but do not make specific choices?
All proxies will be voted in accordance with the instructions specified on the proxy card. If you vote over the internet or by telephone, please follow the instructions included on the Notice of Internet Availability of Proxy Materials, proxy card or proxy materials on how to vote over the internet or by telephone. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board stated above.
If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non- votes will be counted for the purpose of establishing a quorum for the Annual Meeting. Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting.
Who is paying for this proxy solicitation?
Gen is paying the costs of the solicitation of proxies. We have retained D.F. King & Co., Inc. to help us solicit proxies from brokers, bank nominees and other institutions for a fee of approximately $10,000, plus reasonable out-of-pocket expenses. We will also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. In addition, our directors, officers, and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, e-mail, or otherwise. If you choose to access the proxy materials and/or vote over the internet, you are responsible for any internet access charges you may incur.
What does it mean if I receive more than one proxy card or Notice of Internet Availability?
If you receive more than one proxy card or Notice of Internet Availability of Proxy Materials, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on your proxy card or Notice of Internet Availability of Proxy Materials on how to access each proxy card and vote each proxy card over the internet or by telephone. If you received paper proxy materials by mail, you can also complete, sign and return each proxy card to ensure that all of your shares are voted.
How can I change my vote after submitting my proxy?
You may change your vote or revoke your proxy at any time before your proxy is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:
•	delivering to the Corporate Secretary of Gen (by any means, including facsimile) a written notice stating that the proxy is revoked;
•	signing and delivering a proxy bearing a later date;
•	voting again over the internet or by telephone; or
•	virtually attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
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About the Annual Meeting
Please note, however, that if you are a beneficial owner and you wish to change or revoke your proxy, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Annual Meeting, by virtually attending and voting at the Annual Meeting.
How can I attend the Annual Meeting and submit questions?
To attend the Annual Meeting and submit your questions prior to or during the Annual Meeting, please visit www.virtualshareholdermeeting.com/GEN2025. To participate in the Annual Meeting or to submit questions in advance of the Annual Meeting, you will need the 16-digit control number included with your proxy materials, on your proxy card, Notice of Internet Availability of Proxy Materials or on the instructions that accompanied your proxy materials.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the customer support numbers which will be shown on the virtual shareholder meeting site approximately 30 minutes before the start of the Annual Meeting.
Why are you not holding the Annual Meeting in a physical location?
We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders. Hosting a virtual meeting will enable increased stockholder attendance and participation since stockholders can participate from any location around the world. In addition, we believe the online format allows us to communicate effectively with you via a pre-meeting forum that you can enter by visiting www.virtualshareholdermeeting.com/GEN2025.
How can I get electronic access to the proxy materials?
The proxy materials will provide you with instructions regarding how to:
•	view our proxy materials for the Annual Meeting over the internet; and
•	instruct us to send our future proxy materials to you electronically by email.
Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings of stockholders on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
Where can I find the voting results?
The preliminary voting results will be announced at the Annual Meeting and posted on our website at investor.gendigital.com. The final results will be tallied by the inspector of elections and filed with the SEC in a current report on Form 8-K within four business days of the Annual Meeting.
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Additional Information
Stockholder Proposals for the 2026 Annual Meeting
Requirements for Stockholder Proposals to be Brought Before an Annual Meeting (but Not Included in Our Proxy Statement). Gen’s Bylaws provide that, for stockholder nominations to the Board or other proposals that are not included in our proxy statement to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Corporate Secretary at Gen Digital Inc., 60 E. Rio Salado Parkway, Suite 1000, Tempe, Arizona 85281, Attn: Corporate Secretary.
To be timely for the 2026 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to our Corporate Secretary at our principal executive offices between May 12, 2026 and June 11, 2026 (or, if the 2026 Annual Meeting of Stockholders is called for a date that is more than 30 calendar days before or more than 60 calendar days after the anniversary of the date of the 2025 Annual Meeting, then by no later than the 10th day following the day of our public announcement of the date of the 2026 Annual Meeting of Stockholders). A stockholder’s notice to the Corporate Secretary must include the information required by Gen’s Bylaws and comply with all other requirements set forth in Gen’s Bylaws.
Requirements for Stockholder Director Nominations to be Considered for Inclusion in Our Proxy Statement Pursuant to Proxy Access. Under Gen’s Bylaws, written notice of stockholder nominations to the Board of Directors that are to be included in the proxy statement pursuant to the proxy access provisions of Gen’s Bylaws must be delivered to our Corporate Secretary not later than March 30, 2026 nor earlier than February 28, 2026 (or, if the 2026 Annual Meeting of Stockholders is called for a date that is more than 30 calendar days before or more than 30 calendar days after the anniversary of the date of the 2025 Annual Meeting, then by the later of the close of business on the date that is 180 days prior to the date of the annual meeting or the close of business on the 10th day following the day of our public announcement of the date of the 2026 Annual Meeting of Stockholders). A stockholder’s notice to the Corporate Secretary must include the information required by Gen’s Bylaws and comply with all other requirements set forth in Gen’s Bylaws.
Requirements for Stockholder Proposals to be Considered for Inclusion in Our Proxy Materials. Stockholder proposals submitted pursuant to SEC Rule 14a-8 under the Exchange Act and intended to be presented at Gen’s 2026 Annual Meeting of Stockholders generally must be received by us not later than March 30, 2026 in order to be considered for inclusion in Gen’s proxy materials for that meeting, and must comply with all the requirements of Rule 14a-8.
Requirements for Stockholder Solicitation of Proxies in Support of Director Nominees Other than Company Nominees. In addition to satisfying the provisions in our Bylaws relating to nominations of director candidates, including the deadline for written notices, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Gen nominees must comply with the additional requirements of SEC Rule 14a-19, including providing us with a notice that sets forth the information required by Rule 14a-19 no later than June 11, 2026. If the 2026 Annual Meeting of Stockholders is called for a date that is more than 30 calendar days before or more than 30 calendar days after the anniversary of the date of the 2025 Annual Meeting, the notice must be provided in compliance with the Company’s bylaws and SEC Rule 14a-19.
Available Information
Gen will mail without charge, upon written request, a copy of Gen’s annual report on Form 10-K for fiscal year 2025, including the financial statements, schedule and list of exhibits, and any exhibit specifically requested.
Requests should be sent to:
Gen Digital Inc.
60 E. Rio Salado Parkway, Suite 1000
Tempe, Arizona 85281
Attn: Investor Relations
The Annual Report is also available at investor.gendigital.com.
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Additional Information
Householding – Stockholders Sharing the Same Last Name and Address
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.
This year, a number of brokers with account holders who are Gen stockholders will be “householding” our annual report and proxy materials. A single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Broadridge ICS, either by calling toll-free 1-866-540-7095, or by writing to Broadridge ICS, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.
Upon written or oral request, Gen will promptly deliver a separate copy of the annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the annual report and other proxy materials, you may write or call Gen’s Investor Relations department at 60 E. Rio Salado Parkway, Suite 1000, Tempe, Arizona 85281, Attn: Investor Relations, telephone number (650) 527-8000.
Any stockholders who share the same address and currently receive multiple copies of Gen’s annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or Gen’s Investor Relations department at the address or telephone number listed above.
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Other Matters
The Board does not presently intend to bring any other business before the Annual Meeting and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the notice of the Annual Meeting. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.
Note About Forward-Looking Statements
In this proxy statement, Gen has disclosed information which may be considered forward-looking within the meaning of the U.S. federal securities laws. Forward-looking statements may appear throughout this proxy statement. In some cases, you can identify these forward-looking statements by the use of terms such as “believe,” “will,” “expect” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “plan,” “may,” “should,” “would,” and “continue to,” or similar expressions, and variations or negatives of these words, but the absence of these words does not mean that a statement is not forward- looking. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to statements regarding our business strategy, governance and stockholder engagement practices, responsible business initiatives and executive compensation program. Forward- looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in “Risk Factors,” “Quantitative and Qualitative Disclosures about Market Risk,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Forms 10-K and 10-Q. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.
Information Referenced in this Proxy Statement
The content of the websites referred to in this proxy statement are not incorporated by reference into this proxy statement.
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Annex A
Reconciliation of Non-GAAP Financial Measures and Explanation of Key Performance Indicators
This proxy statement contains references to non-GAAP EPS, non-GAAP operating income and non-GAAP operating margin, which are adjusted from results based on GAAP, as well as references to certain key performance indicators. These measures are provided to enhance the user’s understanding of our prospects for the future. Our management team uses these measures in assessing Gen’s performance, as well as in planning and forecasting future periods.
Reconciliation of GAAP to Non-GAAP Measures (in millions, except per share amounts)
Non-GAAP EPS, non-GAAP operating income and non-GAAP operating margin are not computed according to GAAP and the method we use to compute these non-GAAP financial measures may differ from the method used by other companies. Such measures are supplemental, should not be considered a substitute for financial information presented in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Please see below for the GAAP to non-GAAP reconciliation of these measures.

	Year Ended
	March 28, 2025	March 29, 2024
Diluted net income (loss) per share (GAAP)	$1.03	$0.95
Adjustments to diluted net income (loss) per share
Contract liabilities fair value adjustment	$—	$—
Stock-based compensation	$0.21	$0.21
Amortization of intangible assets	$0.64	$0.72
Impairment of intangible assets	$0.00	$—
Restructuring and other costs	$0.01	$0.09
Acquisition and integration costs	$0.02	$0.04
Litigation costs	$0.10	$0.65
Legal contract dispute cost	$0.11	$—
Other	$0.01	$—
Non-cash interest expense	$0.04	$0.04
Loss (gain) on extinguishment of debt	$—	$—
Loss (gain) on equity investments	$0.05	$0.06
Loss (gain) on sale of properties	$—	$(0.01)
Total adjustments to GAAP income (loss) before income taxes	$1.20	$1.80
Adjustment to GAAP provision for income taxes	$(0.01)	$(0.80)
Total adjustment to income (loss), net of taxes	$1.19	$1.00
Incremental dilution effect	$—	$—
Diluted net income (loss) per share (Non-GAAP)	$2.22	$1.95
Operating income (loss)	$1,610	$1,100
Contract liabilities fair value adjustment	$—	$—
Stock-based compensation	$134	$138
Amortization of intangible assets	$401	$462
Impairment of intangible assets	$3	$—
Restructuring and other costs	$7	$57
Acquisition and integration costs	$11	$24

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Annex A

	Year Ended
	March 28, 2025	March 29, 2024
Litigation costs	$65	$418
Legal contract dispute cost	$66	$—
Other	$1	$—
Operating income (loss) (Non-GAAP)	$2,298	$2,209
Net Revenues	$3,935	$3,800
Operating margin	40.9%	29.2%
Operating margin (Non-GAAP)	58.4%	58.1%

Explanation of key performance indicators
Bookings: Bookings are defined as customer orders received that are expected to generate net revenues in the future. We present the operational metric of bookings because it reflects customers’ demand for our products and services and to assist readers in analyzing our performance in future periods.
Direct customer count: Direct customer count is defined as active paid users of our products and solutions who have a direct billing and/or registration relationship with us at the end of the reported period. We exclude users on free trials from our direct customer count. Users who have indirectly purchased and/or registered for our products or solutions through partners are excluded unless such users convert or renew their subscription directly with us or sign up for a paid membership through our web stores or third-party app stores.
Direct average revenues per user (ARPU): ARPU is calculated as estimated direct customer revenues for the period divided by the average direct customer count for the same period, expressed as a monthly figure. Non-GAAP estimated direct customer revenues and ARPU have limitations as analytical tools and should not be considered in isolation or as a substitute for U.S. GAAP estimated direct customer revenues or other U.S. GAAP measures. We monitor ARPU because it helps us understand the rate at which we are monetizing our consumer customer base.
Retention rate: Retention rate is defined as the percentage of direct customers as of the end of the period from one year ago who are still active as of the most recently completed fiscal period. We monitor the retention rate to evaluate the effectiveness of our strategies to improve renewals of subscriptions.
The methodologies used to measure these metrics require judgment and are also susceptible to algorithms or other technical errors. We continually seek to improve our estimates of our user base, and these estimates are subject to change due to improvements or revisions to our methodology. From time to time, we review our metrics and may discover inaccuracies or make adjustments to improve their accuracy, which can result in adjustments to our historical metrics. Our ability to recalculate our historical metrics may be impacted by data limitations or other factors that require us to apply different methodologies for such adjustments. We generally do not intend to update previously disclosed metrics for any such inaccuracies or adjustments that are deemed not material.
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GEN DIGITAL INC.
60 E. RIO SALADO PARKWAY
SUITE 1000
TEMPE, AZ 85281
ATTN: JASON STARR

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 8, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GEN2025**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 8, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V77264-P33103 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GEN DIGITAL INC.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Susan P. Barsamian	☐	☐	☐
1b. Pavel Baudis	☐	☐	☐
1c. Eric K. Brandt	☐	☐	☐
1d. John C. Chrystal	☐	☐	☐
1e. Nora M. Denzel	☐	☐	☐
1f. Emily Heath	☐	☐	☐
1g. Vincent Pilette	☐	☐	☐
1h. Sherrese M. Smith	☐	☐	☐
1i. Ondrej Vlcek	☐	☐	☐

The Board of Directors recommends that you vote FOR proposals 2 and 3.	**For**	**Against**	**Abstain**
2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2026 fiscal year.	☐	☐	☐
3. Advisory vote to approve executive compensation.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, limited liability company or partnership, please sign in full entity name by authorized officer or person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V77265-P33103

The undersigned stockholder(s) appoint(s) Vincent Pilette, Natalie Derse, and Bryan Ko (the "Proxies") and each of them, with full power of substitution, as attorneys and proxies for and in the name and place of the undersigned, and hereby authorize(s) each of them to represent and to vote all of the shares of Common Stock of Gen Digital Inc. that are held of record by the undersigned as of July 14, 2025, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Gen Digital Inc. to be held on September 9, 2025 at 9:00 A.M. (Pacific Time), and at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE MANNER DESCRIBED HEREIN. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE NINE NOMINEES IDENTIFIED HEREIN TO THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 AND 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Continued and to be signed on reverse side